[front cover]

MAY 31, 2000

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

Arizona Intermediate-Term Municipal


                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for you--on a goal by goal basis. Fund Advisor helps you:

Get organized.

   Compile all your investments, review their performance and see if you're on track to meet your personal financial goals.

Get direction.

   Receive recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds.

Gain confidence.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.

* Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

ARIZONA INTERMEDIATE-TERM
MUNICIPAL
(BEAMX)
-----------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Receive Your Annual Reports Online
--------------------------------------------------------------------------------

   Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   * Receive links to documents by email

   * Download select documents and file electronically to save space in your file cabinets

   * Read documents at your convenience

   To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The 12 months ended May 31, 2000, provided a difficult environment for U.S. bond funds: a strong economy, inflation fears, and rising interest rates. Trying to keep economic growth and inflation under control, the Federal Reserve raised short-term interest rates six times during the last 12 months, putting pressure on bond prices.

     Despite these challenges, American Century Arizona Intermediate-Term Municipal fund continued to provide above-average yields and returns and below-average expenses (according to Lipper Inc., an independent mutual fund ranking service).

     The fund's low expenses and competitive yields have helped it place in the top 10% of its peer group for the last five years (see page 5 for more performance information). Our investment management team reviews the period and the fund's performance in more detail beginning on page 6.

     Turning to corporate matters, we're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. They commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest,(SM) an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century quarterly newsletter--Investor Perspective--provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

(1) Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Municipal Credit Review ................................................    4
ARIZONA INTERMEDIATE-TERM MUNICIPAL
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Yields .................................................................    6
   Portfolio at a Glance ..................................................    6
   Top Five Sectors .......................................................    7
   Portfolio Composition
      by Credit Rating ....................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15
   Report of Independent
      Accountants .........................................................   16
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Indices .................................................   17
      Lipper Rankings .....................................................   17
      Credit Rating
         Guidelines .......................................................   17
      Investment Team
         Leaders ..........................................................   17
   Glossary ...............................................................   18


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Rising interest rates muted municipal bond returns during the year ended May 31, 2000.

*   Shorter-maturity bonds outperformed longer-maturity ones.

* Strong economic growth and a booming U.S. stock market led the Federal Reserve to raise short-term interest rates six times during the 12-month period.

* Higher rates and a strong U.S. economy helped reduce municipal bond supply by the second quarter of 2000, while higher bond yields attracted more demand.

* Investment-grade municipal bonds outperformed lower-rated and non-rated bonds because of tax-loss selling and concerns about health care and public power bonds in the high-yield sector.

ARIZONA MUNICIPAL CREDIT REVIEW

* Arizona municipal credit quality improved during the year ended May 31, 2000.

* Service industry growth, led by call center and Internet company expansions, continued to be a pillar of support for Arizona's growing employment base, accounting for over half of the increase in employment opportunities.

* Arizona's solid economic growth helped boost personal incomes. Incomes in 2000 are on track to rise by around 8.1%, up from a 7.1% increase during 1999.

* Strong population growth in Arizona continued, though net in-migration has slowed by 1998's vibrant standards.

* The state's strong demographic trends and growing high-tech exposure should bode well for its municipal credit quality going forward.

MANAGEMENT Q&A

* Arizona Intermediate-Term Municipal continued to outpace nearly all of its Lipper peers, though rising interest rates dampened absolute performance. (See fund performance information on page 5.)

* For the three-year period ended May 31, 2000, Arizona Intermediate-Term Municipal outpaced all of its Lipper peers.

* Duration management and strategic positioning of the portfolio's bond maturity structure played a big part in helping the fund outperform its peer group.

* We generally kept the fund's duration--a measure of sensitivity to changes in interest rates--fairly close to that of its Lipper group, but began lengthening it some toward the end of May.

* The portfolio's concentration in two- to four-year notes, and 10-year-plus maturity bonds enhanced returns as the municipal yield curve flattened--short-term bond yields rose more than long-term ones.

[left margin]

             ARIZONA INTERMEDIATE-TERM
                MUNICIPAL (BEAMX)
    TOTAL RETURNS:            AS OF 5/31/00
       6 Months                       1.08%*
       1 Year                         0.20%
    30-DAY SEC YIELD:                 4.97%
    INCEPTION DATE:                 4/11/94
    NET ASSETS:               $40.6 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

RISING YIELDS, FALLING PRICES

     Strong economic growth and rising interest rates muted municipal bond returns during the 12 months ended May 31, 2000. In this environment, shorter-maturity bonds outperformed longer-maturity ones (see the index returns table at right). Long-term municipal bonds also lost some ground to long-term Treasurys, which benefited from government plans to reduce Treasury issuance and supply.

     In an effort to rein in the U.S. economy, the Federal Reserve raised short-term interest rates six times during the 12-month period. The most recent rate hike was a half-percentage-point increase in May 2000, the largest rate hike in five years. This yearlong rate-raising effort pushed the fed funds target--the rate used for overnight loans between banks--up nearly two percentage points, to 6.5%, the highest level in nine years. As short-term interest rates soared, municipal bond yields rose and prices fell.

     Municipal bond yields reached their highest levels in several years. For an investor in the 39.6% federal tax bracket, a 30-year AAA-rated municipal bond that yielded approximately 5.95% on May 31, 2000 (up from about 5.05% on May 31,
1999), offered a tax-equivalent yield of approximately 9.85%. That compared very favorably with the 6.01% yield on the 30-year U.S. Treasury bond on May 31, 2000.

LESS SUPPLY, MORE DEMAND

     The municipal market began to rebound as supply and demand conditions improved, particularly during the second quarter of 2000. On the supply side, the strong economy bolstered the financial stability of many municipal issuers and curtailed their borrowing needs. In addition, refinancing of old debt came to a virtual standstill as higher interest rates eliminated the financial incentive to retire old debt.

     Meanwhile, the demand for municipal bonds firmed. Stock market volatility and attractive yields triggered increased buying activity in the municipal market.

HIGH-QUALITY BONDS OUTPERFORM

     Investment-grade municipal bonds (those rated BBB or higher) outpaced lower-rated and non-rated bonds-- the so-called "high-yield sector"--during the period. Much of this sector's underperformance can be attributed to heavy tax-loss selling from late 1999 through early 2000, and concerns about health care bonds and public power bonds, which tainted the entire high-yield market. We think the high-yield sell-off was overdone--the strength of the U.S. economy lifted the credit quality of the high-yield sector, as well as the municipal market as a whole.

[right margin]

"AS SHORT-TERM INTEREST RATES SOARED, MUNICIPAL BOND YIELDS ROSE AND PRICES
FELL."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED MAY 31, 2000
   MERRILL LYNCH 0- TO 3-YEAR
       MUNICIPAL INDEX              2.68%
   LEHMAN BROS. 5-YEAR
       MUNICIPAL GO INDEX           0.65%
   LEHMAN BROS. LONG-TERM
       MUNICIPAL BOND INDEX        -4.45%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below]

RISING & FLATTENING MUNICIPAL YIELD CURVE

             5/31/99         11/30/99         5/31/00
YEARS TO
MATURITY
1            3.29%            3.89%            4.70%
2            3.52%            4.12%            4.89%
3            3.71%            4.30%            4.99%
4            3.88%            4.44%            5.06%
5            4.00%            4.55%            5.11%
6            4.10%            4.64%            5.15%
7            4.19%            4.72%            5.19%
8            4.28%            4.80%            5.23%
9            4.37%            4.88%            5.27%
10           4.45%            4.96%            5.31%
11           4.53%            5.06%            5.36%
12           4.61%            5.14%            5.42%
13           4.67%            5.22%            5.47%
14           4.75%            5.30%            5.53%
15           4.84%            5.38%            5.59%
16           4.88%            5.44%            5.64%
17           4.92%            5.50%            5.70%
18           4.96%            5.56%            5.75%
19           4.99%            5.62%            5.81%
20           5.02%            5.68%            5.87%
21           5.03%            5.68%            5.88%
22           5.04%            5.69%            5.89%
23           5.05%            5.69%            5.90%
24           5.05%            5.70%            5.91%
25           5.06%            5.71%            5.91%
26           5.06%            5.71%            5.92%
27           5.06%            5.71%            5.92%
28           5.07%            5.72%            5.93%
29           5.07%            5.72%            5.93%
30           5.08%            5.73%            5.94%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Municipal Credit Review
--------------------------------------------------------------------------------

CREDIT SNAPSHOT

     Arizona municipal credit quality improved during the year ended May 31, 2000. As has been the case in recent years, job growth, rising personal incomes, and a swelling population all contributed to the state's fiscal soundness.

A GROWING EMPLOYMENT BASE

     Service industry growth, led by call center and Internet company expansions, continued to be a pillar of support for Arizona's growing employment base, accounting for over half of the increase in employment opportunities. Expansion among Arizona's semiconductor manufacturers was also part of the story. Employment growth during 2000 is currently on track to meet 1999 levels, while the unemployment rate could fall to around 4.0%, which would be a 30-year low.

HIGHER INCOMES

     Arizona's solid economic growth has also helped boost personal incomes. Incomes in 2000 are on track to rise by around 8.1%, up from a 7.1% increase during 1999. In spite of that overall growth, Arizona still has one of the widest gaps between the rich and poor of any state, though recent data indicate that the gap may have narrowed slightly over the past few years.

AN EXPANDING POPULATION

     Strong population growth continued, though net in-migration has slowed by 1998's vibrant standards. The state's warm weather continued to attract retirees, who flowed into Arizona at four times the national average. Abundant job growth also attracted younger migrants. Tucson, one of the state's largest metropolitan areas, benefited strongly from the residential influx, accelerating to become one of the fastest growing metro areas in the nation. In fact, Tucson's credit ratings were upgraded in June 2000, reflecting the growth in southern Arizona's major employment center. Arizona's resident growth in 2000 is on track to exceed 1999 levels.

LOOKING AHEAD

     Overall, we expect Arizona to remain one of the fastest-growing states in the nation. Arizona's growing participation in high-tech industries has shifted its economy away from heavy dependence on tourism and natural resource industries, such as cattle, citrus, and copper. As the economy continues to become more diverse, the state should also become better able to withstand economic downturns. However, increased dependence on economically sensitive revenues could leave Arizona's improving financial position vulnerable to a pronounced slowdown. Nevertheless, the state's strong demographic trends and growing high-tech exposure should bode well for its municipal credit quality going forward.

CAREFUL CREDIT RESEARCH

     To help ensure that the municipal securities chosen for the Arizona Intermediate-Term Municipal fund match our strict criteria, our seasoned credit research team looks closely at the underlying credit stories behind the securities that we consider for the portfolio. We believe that improves our ability to find undervalued municipal bonds for the fund that can potentially translate into better yields and higher returns for our shareholders.

[left margin]

"THE STATE'S STRONG DEMOGRAPHIC TRENDS AND GROWING HIGH-TECH EXPOSURE SHOULD BODE WELL FOR ITS MUNICIPAL CREDIT QUALITY GOING FORWARD."

MUNICIPAL CREDIT
RESEARCH TEAM
  Manager
       STEVEN PERMUT
  Municipal Credit Analysts
       DAVID MOORE
       ROBERT MILLER
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


4      1-800-345-2021


Arizona Intermediate-Term Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

               ARIZONA       LEHMAN 5-YEAR        OTHER STATES INTERM.
           INTERMEDIATE-TERM   MUNICIPAL           MUNI. DEBT FUNDS(2)
               MUNICIPAL       GO INDEX      AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1)      1.08%          0.58%            0.34%              --
1 YEAR           0.20%          0.65%           -1.29%          2 OUT OF 78
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS(3)       3.93%          4.13%            3.04%          1 OUT OF 69
5 YEARS(3)       4.44%          4.64%            3.79%          4 OUT OF 58
LIFE OF FUND(3)  5.17%         5.14%(4)         4.38%(5)       1 OUT OF 43(5)

The fund's inception date was 4/11/94.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived.

(4) Since 3/31/94, the date nearest the fund's inception for which return data are available.

(5) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 17-18 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/00
Arizona Intermediate-Term Municipal     $13,626
Lehman 5-Year Municipal GO Index        $13,378

                     Arizona          Lehman 5-Year
                 Intermediate-Term      Municipal
                    Municipal           GO Index
DATE                  VALUE              VALUE
4/11/1994            $10,000            $10,000
6/30/1994            $10,170            $10,134
9/30/1994            $10,309             $9,938
12/31/1994           $10,204            $10,268
3/31/1995            $10,674            $10,689
6/30/1995            $10,969            $10,957
9/30/1995            $11,248            $11,129
12/31/1995           $11,546            $11,285
3/31/1996            $11,485            $11,195
6/30/1996            $11,548            $11,373
9/30/1996            $11,736            $11,726
12/31/1996           $11,978            $11,823
3/31/1997            $11,935            $11,876
6/30/1997            $12,252            $12,133
9/30/1997            $12,539            $12,356
12/31/1997           $12,803            $12,592
3/31/1998            $12,892            $12,702
6/30/1998            $13,044            $12,959
9/30/1998            $13,457            $13,137
12/31/1998           $13,557            $13,312
3/31/1999            $13,638            $13,324
6/30/1999            $13,416            $13,246
9/30/1999            $13,439            $13,333
12/31/1999           $13,429            $13,324
3/31/2000            $13,714            $13,410
5/31/2000            $13,626            $13,378

$10,000 investment made 4/11/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Arizona Intermediate-Term Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                     Arizona          Lehman 5-Year
                 Intermediate-Term      Municipal
                    Municipal           GO Index
DATE                 RETURN              RETURN
5/31/1994*           0.92%               0.56%
5/31/1995            7.52%               6.89%
5/31/1996            4.65%               4.74%
5/31/1997            5.77%               6.08%
5/31/1998            7.19%               6.95%
5/31/1999            4.51%               4.90%
5/31/2000            0.20%               0.65%

* From 4/30/94 (the date nearest the fund's inception for which index data are available) to 5/31/94.


                                                www.americancentury.com      5


Arizona Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Arizona Intermediate-Term Municipal fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED MAY 31, 2000?

     Arizona Intermediate-Term Municipal continued to outpace nearly all of its Lipper peers, though rising interest rates (see page 3) dampened absolute performance. The fund returned 0.20% for the year, compared with the -1.29% average return of the 78 funds in Lipper Inc.'s "Other States Intermediate Municipal Debt Funds" category.

     Based on that performance, Arizona Intermediate-Term Municipal ranked second in its Lipper group for the year ended May 31, 2000. For the three-year period ended the same, Arizona Intermediate-Term Municipal outpaced all of its Lipper peers, while ranking in the top 10% for the five-year period. The fund's benchmark, the Lehman 5-Year GO Index, returned 0.65% for the 12 months. (See Total Returns on the previous page.)

     In addition, Arizona Intermediate-Term Municipal's 30-day SEC yield of 4.97% on May 31, 2000, compared very favorably with the 4.38% average yield of Lipper's Other States Intermediate Municipal Debt funds category.

WHAT WERE SOME OF THE REASONS BEHIND THE FUND'S ONGOING SUCCESS?

     The techniques that we discussed in Arizona Intermediate-Term Municipal's previous report--November 30, 1999, semiannual--remained key contributors. So elements such as duration management and strategic positioning of the portfolio's bond maturity structure played a big part in helping the fund outperform.

     Low expenses were another important ingredient. As of May 31, 2000, fund expenses were only 0.51%, compared with the 0.95% average expenses charged by the fund's Lipper peers.

YOU MENTIONED THAT DURATION MANAGEMENT PLAYED A ROLE IN ARIZONA
INTERMEDIATE-TERM MUNICIPAL'S POSITIVE PERFORMANCE. CAN YOU ELABORATE?

     We generally keep the fund's duration--a measure of sensitivity to changes in interest rates--fairly close to that of its Lipper group. Such positioning is important because making large duration bets can lead to unpredictable returns.

     So we keep duration on a short leash. Over the last six months, for example, we kept duration in a range around 5.3 to 5.6 years, roughly neutral to the fund's Lipper group. We began extending duration some toward the end of May by adding some longer-term discount municipals--ones around the 15-year-plus maturity range--which had become especially attractive relative to shorter-term bonds.

     By the end of May, Arizona Intermediate-Term Municipal's duration was slightly longer than that of its peers at around 5.6 years. As municipal bond prices have generally risen and yields have fallen since that time, the position has added to the returns we generated with other strategies.

[left margin]

"ARIZONA INTERMEDIATE-TERM MUNICIPAL RANKED SECOND IN ITS LIPPER GROUP FOR THE YEAR ENDED MAY 31, 2000."

YIELDS AS OF MAY 31, 2000
  30-DAY SEC YIELD                  4.97%
  30-DAY TAX-EQUIVALENT YIELDS
     31.02% TAX BRACKET             7.20%
     33.90% TAX BRACKET             7.52%
     34.59% TAX BRACKET             7.60%
     39.33% TAX BRACKET             8.19%

PORTFOLIO AT A GLANCE
                          5/31/00         5/31/99
NUMBER OF SECURITIES        42              53
WEIGHTED AVERAGE
  MATURITY                9.4 YRS         9.7 YRS
AVERAGE DURATION          5.6 YRS         5.6 YRS
EXPENSE RATIO              0.51%           0.51%

Investment terms are defined in the Glossary on pages 18-19.


6      1-800-345-2021


Arizona Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER STRATEGIES DID YOU USE TO BOOST PERFORMANCE OVER THE LAST YEAR?

     Arizona Intermediate-Term Municipal's bond maturity structure also helped. Six months ago the fund was fairly barbelled--heavily weighted in bonds with short and long maturities, with little in between. We accomplished that position by concentrating on bonds in the two to four, and 10-year-plus areas. That paid off as the municipal yield curve flattened--short-term bond yields rose more than long-term ones.

     We've begun reducing that barbell slightly, but historically low issuance has made changing the portfolio's structure difficult.

CAN YOU PUT THAT LOW ISSUANCE IN BETTER PERSPECTIVE?

     During the first six months of 1998, Arizona released around $2.4 billion in new municipals, while during the same period in 1999, issuance ran at around $1.3 billion. Projections for the first six months of 2000 are even lower. In fact, we may only see around $700 million in new municipal bonds.

WHY THE STEADY DECLINE IN ARIZONA MUNICIPAL ISSUANCE?

     The Students FIRST (Fair and Immediate Resources for Students Today) Act of 1998 is the primary driver. As we mentioned in the fund's May 31, 1998, report, the legislation is aimed at creating uniform educational standards in Arizona. To accomplish that objective, the Act has changed the way state funding is given to, and raised by, the various school districts.

     One result, as we predicted back in 1998, has been reduced municipal securities issued by Arizona school districts. Our seasoned credit research team has monitored the Act from the start, so the reduced supply comes as no surprise to us.

SPEAKING OF SUPPLY, WHAT'S YOUR NEAR-TERM OUTLOOK FOR THE ARIZONA MUNICIPAL BOND MARKET?

     July is a big month for Arizona municipal securities--many bonds will mature or pay interest to bond holders. Even though not all of the money that becomes available will necessarily work its way back into the municipal market, a good portion should. In fact, we could conceivably see more than twice as much money become available for reinvestment as we've seen issuance so far this year. So the result should spell higher bond prices and lower yields.

WHILE WE'RE LOOKING FORWARD, WHAT DO YOU SEE AHEAD FOR INTEREST RATES?

     We're adopting a wait-and-see approach for now, but wouldn't be overly surprised if the Federal Reserve raised rates one or two more times. Although the Fed raised rates six times over the last year, signs of slowing economic growth are only beginning to appear and are still somewhat sporadic. In addition, oil prices are close to nine-year highs, and consumer prices are rising much faster this year than they did during 1998 or 1999. So there's still a great deal of uncertainty in the market.

WITH THOSE PERSPECTIVES IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     In spite of the clouded outlook for interest rates, we will probably keep duration slightly long relative to the fund's Lipper peers for now. That should enhance returns in July, when we expect to see prices rise and yields fall due to heightened demand.

     We will also continue to closely monitor the municipal yield curve--a graphic representation of the relationship between bond prices and yields--in hopes of finding bonds that offer attractive yields relative to other maturities.

[right margin]

TOP FIVE SECTORS (AS OF 5/31/00)
                                     % OF FUND INVESTMENTS
GO                                             48%
ELECTRIC REVENUE                                9%
SPECIAL TAX REVENUE                             9%
COPS/LEASES                                     7%
TAX ALLOCATION REVENUE                          7%

TOP FIVE SECTORS (AS OF 11/30/99)
                                     % OF FUND INVESTMENTS
GO                                             48%
ELECTRIC REVENUE                                9%
COPS/LEASES                                     9%
SPECIAL TAX REVENUE                             8%
INDUSTRIAL DEVELOPMENT REVENUE                  7%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
                 AS OF         AS OF
                5/31/00       11/30/99
AAA               63%           64%
AA                18%           20%
A                 10%            7%
BBB                9%            9%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 17 for more information.


                                                www.americancentury.com      7


Arizona Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES -- 100.0%
ARIZONA -- 85.4%
               $1,000,000  Arizona COP, Series 1992 B,
                              5.90%, 9/1/02 (AMBAC)                 $ 1,019,710
                1,000,000  Arizona Student Loan Acquisition
                              Auth. Rev., Series 1999 A-1,
                              5.65%, 5/1/14 (Guaranteed:
                              Student Loans)                            979,870
                  250,000  Buckeye Excise Tax Rev., 5.90%,
                              8/1/20 (AMBAC)                            247,852
                  900,000  Coconino & Yavapai Counties
                              Joint Unified School District
                              No. 9, Series 1994 C, (Sedona
                              Project of 1992), 5.60%,
                              7/1/06 (FGIC)                             915,192
                1,000,000  Coconino County Unified School
                              District No. 1 Flagstaff GO,
                              5.25%, 7/1/03 (FSA)                     1,006,020
                1,000,000  East Valley Institute of Technology
                              No. 401 GO, 5.00%, 7/1/03
                              (AMBAC)                                   998,970
                  545,000  Gilbert County GO, Series
                              1994 C, 6.00%, 7/1/02 (MBIA)              556,222
                1,200,000  Glendale Industrial Development
                              Auth. Rev., Series 1998 A,
                              (Midwestern University), 5.375%,
                              5/15/28                                 1,019,940
                  705,000  Maricopa County COP, 5.625%,
                              6/1/00                                    705,000
                  500,000  Maricopa County GO, 6.25%,
                              7/1/03 (FGIC)                             516,690
                1,000,000  Maricopa County Hospital Rev.,
                              (Sun Health Corp.), 5.75%,
                              4/1/07                                    975,850
                  500,000  Maricopa County Industrial
                              Development Auth. Hospital
                              Facility Rev., (Samaritan Health
                              Services), 7.15%, 12/1/04
                              (MBIA)(1)                                 531,330
                1,000,000  Maricopa County School District
                              No. 4 Mesa GO, Series 1993 E,
                              5.25%, 7/1/03 (FGIC)                    1,005,740
                1,750,000  Maricopa County School District
                              No. 40 Glendale GO, 6.25%,
                              7/1/10 (FSA)                            1,830,990
                1,000,000  Maricopa County Unified School
                              District No. 1 GO, (Phoenix
                              Elementary), 5.50%, 7/1/09
                              (MBIA)                                  1,014,600
                1,000,000  Maricopa County Unified School
                              District No. 201 GO, Series
                              1992 E, (Phoenix), 7.10%,
                              7/1/04(2)                               1,070,970
                1,000,000  Maricopa County Unified School
                              District No. 41 GO, Series
                              1988 F, (Gilbert Project of
                              1998), 6.20%, 7/1/02,
                              Prerefunded at 100% of
                              Par (FGIC)(1)                           1,025,100

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,000,000  Maricopa County Unified School
                              District No. 48 GO, (Scottsdale),
                              6.60%, 7/1/12                         $ 1,108,160
                1,000,000  Maricopa County Unified School
                              District No. 90 GO, (Ruth Fisher
                              Elementary), 5.375%, 7/1/00             1,000,370
                1,000,000  Mesa Utility System Rev., 5.25%,
                              7/1/16 (FGIC)                             947,430
                1,000,000  Peoria GO, 5.00%, 4/1/17 (FGIC)              908,170
                  300,000  Phoenix Airport Rev., Series
                              1994 C, 5.50%, 7/1/01
                              (MBIA)                                    301,941
                1,255,000  Phoenix Civic Improvement Corp.
                              Airport Rev., Series 1998 B,
                              (Senior Lien), 5.00%, 7/1/03
                              (FSA)                                   1,252,992
                1,000,000  Phoenix Civic Improvement Corp.
                              Wastewater System Rev., (Junior
                              Lien), 6.25%, 7/1/17 (FGIC)(3)          1,040,920
                  550,000  Phoenix GO, 6.00%, 7/1/01                    557,469
                1,450,000  Phoenix GO, Series 1995 B,
                              5.25%, 7/1/15                           1,389,447
                2,020,000  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              12/1/29
                              (GNMA/FNMA/FHLMC)                       2,097,083
                  500,000  Phoenix Street and Highway Rev.,
                              5.95%, 7/1/00                             500,525
                1,000,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), 7.00%,
                              7/1/05 (MBIA)                           1,080,140
                1,000,000  Pima County Unified School
                              District No. 12 GO, (Sunnyside),
                              5.50%, 7/1/09 (MBIA)                    1,009,460
                1,000,000  Salt River Project Agricultural
                              Improvement and Power District
                              Electric System Rev., Series
                              1993 B, 6.50%, 1/1/04                   1,043,770
                  480,000  Scottsdale GO, 7.50%, 7/1/02                 503,678
                1,600,000  Scottsdale GO, 6.25%, 7/1/15               1,677,232
                1,000,000  Sedona COP, 5.75%, 7/1/20                    918,060
                  525,000  Tucson COP, 5.70%, 7/1/02                    525,100
                1,000,000  Tucson Street and Highway Rev.,
                              5.70%, 7/1/01                           1,010,240
                  500,000  Yavapai County Unified School
                              District No. 28 GO, (Camp
                              Verde), 6.10%, 7/1/04 (FGIC)              517,395
                                                                    -----------
                                                                      34,809,628
                                                                    -----------
PUERTO RICO -- 12.2%
                1,000,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1997 AA, 5.375%,
                              7/1/27 (MBIA)                             925,580
                2,410,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1998 DD, 5.00%,
                              7/1/28 (FSA)                            2,087,494
                1,000,000  Puerto Rico Municipal Finance
                              Agency, Series 1997 A, 5.50%,
                              7/1/17 (FSA)                              976,690


8      1-800-345-2021                        See Notes to Financial Statements


Arizona Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,000,000  Puerto Rico Municipal Finance
                              Agency, Series 1999 A, 5.00%,
                              8/1/02                                $   999,220
                                                                    -----------
                                                                       4,988,984
                                                                    -----------
VIRGIN ISLANDS -- 2.4%
                1,000,000  Virgin Islands Public Finance
                              Auth. Rev., Series 1999 A,
                              5.00%, 10/1/04                            979,180
                                                                    -----------

TOTAL INVESTMENT SECURITIES -- 100.0%                               $40,777,792
                                                                    ===========
   (Cost $41,290,894)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3)  When-issued security.


See Notes to Financial Statements               www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2000

ASSETS
Investment securities, at value
  (identified cost of $41,290,894)
  (Note 3) ...............................................         $ 40,777,792
Cash .....................................................                  355
Interest receivable ......................................              890,382
                                                                   ------------
                                                                     41,668,529
                                                                   ------------

LIABILITIES
Payable for investments purchased ........................            1,029,951
Dividends payable ........................................               26,556
Accrued management fees (Note 2) .........................               17,402
Payable for trustees' fees and expenses ..................                  210
                                                                   ------------
                                                                      1,074,119
                                                                   ------------
Net Assets ...............................................         $ 40,594,410
                                                                   ============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..................................            4,009,595
                                                                   ============

Net Asset Value Per Share ................................         $      10.12
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in ..........................................         $ 41,597,353
Accumulated net realized loss
  on investment transactions .............................             (489,841)
Net unrealized depreciation
  on investments (Note 3) ................................             (513,102)
                                                                   ------------
                                                                   $ 40,594,410
                                                                   ============


10      1-800-345-2021                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MAY 31, 2000

INVESTMENT INCOME
Income:
Interest ...................................................        $ 2,153,503
                                                                    -----------

Expenses (Note 2):
Management fees ............................................            208,939
Trustees' fees and expenses ................................              2,594
                                                                    -----------
                                                                        211,533
                                                                    -----------

Net investment income ......................................          1,941,970
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
(NOTE 3)
Net realized loss on investments ...........................           (489,841)
Change in net unrealized
  depreciation on investments ..............................         (1,437,725)
                                                                    -----------

Net realized and unrealized
  loss on investments ......................................         (1,927,566)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations ................................        $    14,404
                                                                    ===========


See Notes to Financial Statements              www.americancentury.com      11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2000 AND MAY 31, 1999

Increase (Decrease) in Net Assets                     2000             1999

OPERATIONS
Net investment income ......................     $  1,941,970      $  1,850,492
Net realized gain (loss)
  on investments ...........................         (489,841)          303,577
Change in net unrealized
  appreciation (depreciation)
  on investments ...........................       (1,437,725)         (307,941)
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................           14,404         1,846,128
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (1,941,970)       (1,850,492)
From net realized gains on
  investment transactions ..................             --            (268,298)
In excess of net realized gains
  on investment transactions ...............         (119,783)             --
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (2,061,753)       (2,118,790)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       22,650,903        16,288,072
Proceeds from reinvestment
  of distributions .........................        1,581,583         1,608,799
Payments for shares redeemed ...............      (27,000,366)      (12,261,906)
                                                 ------------      ------------
Net increase (decrease) in net
  assets from capital
  share transactions .......................       (2,767,880)        5,634,965
                                                 ------------      ------------
Net increase (decrease)
  in net assets ............................       (4,815,229)        5,362,303

NET ASSETS
Beginning of period ........................       45,409,639        40,047,336
                                                 ------------      ------------
End of period ..............................     $ 40,594,410      $ 45,409,639
                                                 ============      ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................        2,207,587         1,512,103
Issued in reinvestment
  of distributions .........................          154,058           149,456
Redeemed ...................................       (2,626,841)       (1,140,362)
                                                 ------------      ------------
Net increase (decrease) ....................         (265,196)          521,197
                                                 ============      ============


12      1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Arizona Intermediate-Term Municipal Fund (the fund) is one of the eight funds issued by the trust. The fund is non-diversified under the 1940 Act. The objective of the fund is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Arizona intermediate-term municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended May 31, 2000, 100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At May 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $466,489 (expiring in 2008) which may be used to offset future taxable gains.

    For the seven month period ended May 31, 2000, the fund incurred net capital losses of $23,352. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2000, the effective annual management fee was 0.51%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2000, were $48,436,937 and $51,880,052, respectively.

    On May 31, 2000, accumulated net unrealized depreciation was $513,102, which consisted of unrealized appreciation of $153,594 and unrealized depreciation of $666,696. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended May 31, 2000.


14      1-800-345-2021


Arizona Intermediate-Term Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                               2000           1999           1998           1997           1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $    10.62     $    10.67     $    10.44     $    10.31     $    10.35
                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income ................         0.48           0.46           0.46           0.45           0.51
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................        (0.47)          0.01           0.28           0.13          (0.03)
                                           ----------     ----------     ----------     ----------     ----------
  Total From Investment Operations .....         0.01           0.47           0.74           0.58           0.48
                                           ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment Income ...........        (0.48)         (0.46)         (0.46)         (0.45)         (0.51)
  From Net Realized Gains on
  Investment Transactions ..............         --            (0.06)         (0.05)          --            (0.01)
  In Excess of Net Realized Gains
  on Investment Transactions ...........        (0.03)          --             --             --             --
                                           ----------     ----------     ----------     ----------     ----------
  Total Distributions ..................        (0.51)         (0.52)         (0.51)         (0.45)         (0.52)
                                           ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .........   $    10.12     $    10.62     $    10.67     $    10.44     $    10.31
                                           ==========     ==========     ==========     ==========     ==========
  Total Return(1) ......................         0.20%          4.51%          7.19%          5.77%          4.65%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................         0.51%          0.51%          0.54%          0.66%          0.14%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ..............         0.51%          0.51%          0.60%          0.79%          0.82%
Ratio of Net Investment Income
  to Average Net Assets ................         4.71%          4.30%          4.33%          4.35%          4.85%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) ..............         4.71%          4.30%          4.27%          4.22%          4.17%
Portfolio Turnover Rate ................          117%            70%            39%            81%            36%
Net Assets, End of Period
  (in thousands) .......................   $   40,594     $   45,410     $   40,047     $   30,555     $   25,789

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements              www.americancentury.com      15


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of the American Century Municipal Trust and Shareholders of the Arizona Intermediate-Term Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Arizona Intermediate-Term Municipal Fund (one of the eight funds constituting the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2000, and the results of its operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended May 31, 1997, were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 14, 2000


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     ARIZONA INTERMEDIATE-TERM MUNICIPAL seeks to provide interest income exempt from both Arizona and federal income taxes. The fund invests primarily in intermediate-term Arizona municipal securities with maturities of four or more years and maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS category invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and which are exempt from taxation on a specified city or state basis.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB are considered "investment grade," meaning they're relatively safe from default.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       KEN SALINGER
       COLLEEN DENZLER
  Municipal Credit Research Director
       STEVEN PERMUT


                                                www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined federal and Arizona state income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0007                                 American Century Investment Services, Inc.
SH-ANN-21199                      (c)2000 American Century Services Corporation

[front cover]

MAY 31, 2000

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

Florida Municipal Money Market


                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for you--on a goal by goal basis. Fund Advisor helps you:

Get organized.

   Compile all your investments, review their performance and see if you're on track to meet your personal financial goals.

Get direction.

   Receive recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds.

Gain confidence.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.

* Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

FLORIDA MUNICIPAL MONEY MARKET
(BEFXX)
-------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

   Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   * Receive links to documents by email

   * Download select documents and file electronically to save space in your file cabinets

   * Read documents at your convenience

   To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The 12 months ended May 31, 2000, provided a nearly ideal environment for money market funds: rising interest rates, relatively low inflation, and stock market volatility.

     Trying to keep U.S. economic growth and inflation under control, the Federal Reserve raised short-term interest rates six times in the last 12 months, boosting money market yields. While rates rose, inflation remained low by historical standards, helping money market instruments maintain their purchasing power. In addition, stock market volatility made the relative stability of money market funds look attractive for investors with near-term financial goals.

     In that environment, American Century Florida Municipal Money Market continued to perform well, providing a better total return than most of its peers (according to Lipper Inc., an independent mutual fund ranking service). The fund's low expenses and competitive yields have helped Florida Municipal Money Market place in the top half of its peer group since inception (see page
3). Fund manager Bryan Karcher reviews the period and the fund's performance in more detail on page 4.

     Turning to corporate matters, we're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest,( SM ) an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century investor newsletter provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

(1) Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]

                Table of Contents
   Frequently Asked
   Questions ..............................................................    2
FLORIDA MUNICIPAL MONEY MARKET
   Performance Information ................................................    3
   Portfolio at a Glance ..................................................    3
   Yields .................................................................    3
   Management Q&A .........................................................    4
   Portfolio Composition
      by Credit Rating ....................................................    4
   Types of Investments
      in the Portfolio ....................................................    4
   Schedule of Investments ................................................    5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    7
   Statement of Operations ................................................    8
   Statements of Changes
      in Net Assets .......................................................    9
   Notes to Financial
      Statements ..........................................................   10
   Financial Highlights ...................................................   11
   Report of Independent
      Accountants .........................................................   12
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   13
      Lipper Rankings .....................................................   13
      Credit Rating
         Guidelines .......................................................   13
      Investment and Credit
         Research Teams ...................................................   13
   Glossary ...............................................................   14


                                                www.americancentury.com      1


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a 10-business-day holding period for deposited funds--including your initial investment in a new account. There is a one-business-day holding period for wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the U.S. government. And although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* Before you can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, you first must have provided us with written authorization to do so.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.


2      1-800-345-2021


Florida Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                         FLORIDA           OTHER STATES TAX-EXEMPT
                        MUNICIPAL           MONEY MARKET FUNDS(2)
                      MONEY MARKET     AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1)               1.78%           1.69%                 --
1 YEAR                    3.30%           3.12%            11 OUT OF 43
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                   3.17%           3.04%            12 OUT OF 34
5 YEARS(3)                3.39%           3.13%             3 OUT OF 27
LIFE OF FUND(3)           3.43%          3.16%(4)          2 OUT OF 17(4)

The fund's inception date was 4/11/94.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/96.

(4) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 13-14 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            AS OF 5/31/00
NET ASSETS                  $84.9 MILLION
                         5/31/00       5/31/99
NUMBER OF SECURITIES       37            42
WEIGHTED AVERAGE
   MATURITY              65 DAYS       54 DAYS
EXPENSE RATIO             0.50%         0.50%

YIELDS AS OF MAY 31, 2000
   7-DAY CURRENT YIELD            3.65%
   7-DAY EFFECTIVE YIELD          3.72%
   7-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET           5.07%
      31.0% TAX BRACKET           5.29%
      36.0% TAX BRACKET           5.70%
      39.6% TAX BRACKET           6.04%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                www.americancentury.com      3


Florida Municipal Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Bryan Karcher]

     An interview with Bryan Karcher, a portfolio manager on the Florida Municipal Money Market fund investment team.

HOW DID FLORIDA MUNICIPAL MONEY MARKET PERFORM DURING THE FISCAL YEAR ENDED MAY 31, 2000?

     The portfolio performed well relative to other state-specific tax-free money market funds. For the year, the fund ranked in about the top quarter of the 43 "Other States Tax-Exempt Money Market Funds" tracked by Lipper Inc. What's more, our long-term returns are also all better than average. (See the previous page for detailed performance comparisons.)

WHY HAS FLORIDA MUNICIPAL MONEY MARKET PERFORMED SO WELL?

     We think there are several key reasons for the fund's solid long-term performance. First, our expenses are lower than those of most state-specific tax-exempt money market funds. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

     Second, we have excellent working relationships with securities dealers in our markets. That helped us secure very attractive yields on variable-rate demand notes, also known as "floaters," which represent the largest percentage of fund holdings (see the pie charts at left).

     In addition to these factors, we think we did a good job adding yield to the fund in recent months by buying securities in the secondary market and taking advantage of buying opportunities at tax time.

CAN YOU TELL US ABOUT SOME OF THE WAYS YOU BOOSTED THE FUND'S YIELD?

     In the past several months, we added yield by avoiding the newest, high-profile deals and focusing instead on higher-yielding securities in the secondary market. Many funds concentrate on buying newly issued securities, but that means there's often less demand--and better yields--for existing money market securities.

     We also added higher-yielding municipal notes around tax time, when investors typically write checks against their money market accounts to pay Uncle Sam. With demand for money market instruments low during tax season, yields have to rise to attract buyers.

     For example, yields on one-year municipal notes rose from 4.08% on April 1 to 4.64% by mid-May. At the same time, municipal yields increased from about two-thirds to three-quarters of the yield available on one-year Treasury bills. As a result, we boosted the fund's yield by adding some higher-yielding municipal notes in late April and May. Of course, this takes good planning to make sure we have the cash on hand to meet redemptions and still capitalize on the increase in yields.

WHAT'S YOUR OUTLOOK FOR MUNICIPAL MONEY MARKET FUND YIELDS?

     The best guidepost for money market yields is Federal Reserve interest rate policy. Recent data show the U.S. economy slowing, so we think the Fed's work is largely done. As a result, we think interest rates and money market yields are probably near the peak of the current cycle.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                 % OF FUND INVESTMENTS
                AS OF             AS OF
               5/31/00           11/30/99
A1+              90%                79%
A1               10%                16%
A2               --                  5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 13 for more information.

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

                        AS OF MAY 31, 2000
VRDNS                          62%
BONDS <1 YEAR                  20%
PUT BONDS                      18%

                     AS OF NOVEMBER 30, 1999
VRDNS                          73%
BONDS <1 YEAR                  18%
PUT BONDS                       9%

Security types are defined on page 14.


4      1-800-345-2021


Florida Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%
               $2,000,000  Broward County Housing Finance
                              Auth. Multifamily Rev.,
                              (Fishermens Landing), VRDN,
                              4.10%, 6/7/00 (LOC: Bank
                              One, Michigan)                        $ 2,000,000
                1,995,000  Broward County Industrial
                              Development Rev., (Fast Real
                              Estate Partners), VRDN, 4.45%,
                              6/7/00 (LOC: Suntrust Bank
                              South Florida, N.A.) (Acquired
                              3/10/97-3/20/98, Cost
                              $1,995,000)(1)                          1,995,000
                2,040,000  Broward County Industrial
                              Development Rev., (MDR
                              Fitness Corp.), VRDN, 4.45%,
                              6/7/00 (LOC: Suntrust Bank,
                              Miami, N.A.)                            2,040,000
                  950,000  Collier County Water-Sewer
                              District Water Rev., Series
                              1999 B, 4.00%, 7/1/00 (FGIC)              950,546
                1,900,000  Coral Springs Industrial
                              Development Rev., (Royal
                              Plastics Group), VRDN, 4.45%,
                              6/7/00 (LOC: Suntrust Bank
                              South Florida, N.A.)                    1,900,000
                1,430,000  Dade County Aviation Rev., Series
                              1996 C, 5.00%, 10/1/00
                              (MBIA)                                  1,435,881
                3,310,000  Dade County GO, (Public
                              Improvement), 7.20%, 6/1/01
                              (FSA)                                   3,388,207
                3,000,000  Dade County Health Facilities
                              Auth. Hospital Rev., (Miami
                              Childrens Hospital), VRDN,
                              4.15%, 6/7/00 (AMBAC)
                              (SBBPA: Suntrust Bank,
                              Miami, N.A.)                            3,000,000
                1,535,000  Dade County Industrial
                              Development Auth. Pollution
                              Control Rev., (Florida Power &
                              Light Co.), VRDN, 4.45%,
                              6/1/00                                  1,535,000
                1,150,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 4.43%,
                              6/1/00 (Liquidity: Merrill Lynch
                              & Co., Inc.) (Acquired 12/3/96,
                              Cost $1,150,000)(1)                     1,150,000
                3,160,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 4.43%,
                              6/1/00 (Liquidity: Merrill Lynch
                              & Co., Inc.) (Acquired 4/9/98,
                              Cost $3,160,000)(1)                     3,160,000
                1,000,000  Florida Board of Education
                              Capital Outlay GO, Series
                              1991 B, 6.70%, 6/1/01,
                              Prerefunded at 101% of Par(2)           1,029,038

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Florida Board of Education
                              Capital Outlay GO, Series
                              1994 E, 4.55%, 6/1/00                 $ 1,000,000
                  250,000  Florida Board of Education
                              Capital Outlay GO, Series
                              1994 E, 5.10%, 6/1/00                     250,000
                4,200,000  Florida Housing Finance Agency
                              Multifamily Housing Rev.,
                              (Country Club), VRDN, 4.50%,
                              6/1/00 (LOC: Bank of
                              New York)                               4,200,000
                2,000,000  Florida Housing Finance Agency
                              Multifamily Housing Rev.,
                              (Woodlands), VRDN, 4.45%,
                              6/7/00 (LOC: Northern Trust
                              Company)                                2,000,000
                2,000,000  Florida Housing Finance Agency
                              Rev., Series 1996 P, (Tiffany
                              Club), VRDN, 4.15%, 6/7/00
                              (LOC: Bank of America N.A.)             2,000,000
                4,325,000  Florida Housing Finance Agency
                              Trust Receipts, VRDN, 4.50%,
                              6/7/00 (LOC: Bank of New
                              York) (Acquired 2/12/98-
                              1/31/00, Cost $4,325,000)(1)            4,325,000
                4,095,000  Florida Housing Finance Corp.
                              Rev., Series 1999 I-1, (Heritage
                              Pointe), VRDN, 4.15%, 6/7/00
                              (LOC: Keybank, N.A.)                    4,095,000
                2,140,000  Florida Ports Financing
                              Commission Rev., 4.25%,
                              10/1/00 (FGIC)                          2,143,628
                1,010,000  Gulf Breeze Rev., Series 1985 B,
                              (Local Govt. Loan), VRDN,
                              4.30%, 6/1/00 (FGIC)
                              (SBBPA: Credit Local de
                              France)                                 1,010,000
                3,750,000  Hillsborough County Housing
                              Finance Auth. Multifamily Rev.,
                              Series 2000 A, (Lakewood
                              Shores Apartments), VRDN,
                              4.40%, 6/1/00 (LOC: Bank of
                              America N.A.)                           3,750,000
                  700,000  Indian River County Industrial
                              Development Rev., (Florida
                              Convention Centers), VRDN,
                              4.60%, 6/1/00 (LOC:
                              Toronto-Dominion Bank)                    700,000
                1,500,000  Inland Financing Corp. Special
                              Obligation Rev., 5.00%,
                              7/1/00 (FSA)                            1,501,482
                  700,000  Jacksonville Electric Auth. Rev.,
                              Series 1993-10, (St. John
                              River-Issue 2), 4.60%, 10/1/00            701,356
                1,000,000  Jacksonville Health Facilities
                              Auth. Rev., Series 1990 B,
                              (Daughter's Health), 7.50%,
                              11/1/00, Prerefunded at
                              102% of Par (Acquired
                              12/29/99, Cost
                              $1,044,370)(1)(2)                       1,032,386


See Notes to Financial Statements               www.americancentury.com      5


Florida Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $4,000,000  Miami-Dade County Housing
                              Finance Auth. Rev., Series
                              1999 A-2, (Home Ownership
                              Mortgage), 3.55%, 8/1/00              $ 4,000,000
                4,000,000  Miami-Dade County Housing
                              Finance Auth. Rev., Series
                              2000 A-2, (Home Ownership
                              Mortgage), 4.80%, 4/16/01               4,000,000
                2,800,000  Miami-Dade County Industrial
                              Development Auth. Rev.,
                              (Dutton Press Inc.), VRDN,
                              4.45%, 6/7/00 (LOC: Suntrust
                              Bank, Miami, N.A.) (Acquired
                              1/2/00, Cost $2,800,000)(1)             2,800,000
                2,775,000  Orange County Housing Finance
                              Auth. Homeowner Rev., Series
                              1999 A-3, 3.40%, 6/1/00                 2,775,000
                3,500,000  Orange County Housing Finance
                              Auth. Homeowner Rev., Series
                              2000 A-2, 3.95%, 12/1/00
                              (GNMA/FNMA)                             3,500,000
                3,000,000  Orange County Health Facilities
                              Auth. Rev., VRDN, 4.60%,
                              6/1/00 (Liquidity: Merrill Lynch
                              & Co., Inc.) (Acquired 12/15/98,
                              Cost $3,000,000)(1)                     3,000,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,150,000  Orange County Housing Finance
                              Auth. Multifamily Guaranteed
                              Mortgage Rev., Series 1989 A,
                              (Sundown Association II),
                              VRDN, 4.45%, 6/7/00 (LOC:
                              Fleet Bank, N.A.)                     $ 2,150,000
                1,000,000  Orlando Utilities Commission
                              Water & Electric Rev., 5.20%,
                              10/1/00                                 1,003,547
                2,200,000  Pinellas County Industrial Council
                              Development Rev., (Better
                              Business Forms Inc.), VRDN,
                              4.45%, 6/7/00 (LOC: Suntrust
                              Bank, Tampa Bay)                        2,200,000
                2,100,000  Pinellas County Industrial Council
                              Development Rev., (Hunter
                              Douglas Inc.), VRDN, 4.45%,
                              6/7/00 (LOC: ABN Amro
                              Bank N.V.) (Acquired 3/17/97,
                              Cost $2,100,000)(1)                     2,100,000
                2,000,000  Tampa Health System Rev.,
                              Series 1998 A-1, (Catholic
                              Health), 4.50%, 11/15/00                2,003,499
                                                                    ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                               $81,824,570
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

FNMA = Federal National Mortgage Association

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2000.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. The aggregate value of restricted securities at May 31, 2000, was $19,562,386 which represented 23.0% of net assets. None of these securities are considered to be illiquid.

(2) Escrowed to maturity in U.S. government securities or state and local securities.


6      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2000

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) ...........................         $ 81,824,570
Cash .....................................................            3,438,741
Interest receivable ......................................              673,157
                                                                   ------------
                                                                     85,936,468
                                                                   ------------

LIABILITIES
Payable for investments purchased ........................            1,000,000
Accrued management fees (Note 2) .........................               34,178
Payable for trustees' fees and expenses ..................                  427
Accrued expenses and other liabilities ...................                   20
                                                                   ------------
                                                                      1,034,625
                                                                   ------------

Net Assets ...............................................         $ 84,901,843
                                                                   ============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..................................           84,940,613
                                                                   ============

Net Asset Value Per Share ................................         $       1.00
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in ..........................................         $ 84,940,613
Accumulated net realized loss
  on investment transactions .............................              (38,770)
                                                                   ------------
                                                                   $ 84,901,843
                                                                   ============


See Notes to Financial Statements               www.americancentury.com      7


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MAY 31, 2000

INVESTMENT INCOME
Income:
Interest ................................................           $ 3,269,809
                                                                    -----------

Expenses (Note 2):
Management fees .........................................               428,202
Trustees' fees and expenses .............................                 5,443
                                                                    -----------
                                                                        433,645
                                                                    -----------

Net investment income ...................................             2,836,164
                                                                    -----------

REALIZED LOSS ON INVESTMENTS
Net realized loss on investments ........................               (38,770)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $ 2,797,394
                                                                    ===========


8      1-800-345-2021                        See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2000 AND MAY 31, 1999

Decrease in Net Assets                               2000             1999

OPERATIONS
Net investment income ....................     $   2,836,164      $   2,948,374
Net realized loss on investments .........           (38,770)              --
                                               -------------      -------------
Net increase in net assets
  resulting from operations ..............         2,797,394          2,948,374
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............        (2,836,164)        (2,948,374)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................       107,372,100        136,641,148
Proceeds from reinvestment
  of distributions .......................         2,579,591          2,500,325
Payments for shares redeemed .............      (112,520,535)      (161,316,337)
                                               -------------      -------------
Net decrease in net assets
  from capital share transactions ........        (2,568,844)       (22,174,864)
                                               -------------      -------------

Net decrease in net assets ...............        (2,607,614)       (22,174,864)

NET ASSETS
Beginning of period ......................        87,509,457        109,684,321
                                               -------------      -------------
End of period ............................     $  84,901,843      $  87,509,457
                                               =============      =============

TRANSACTIONS IN SHARES
OF THE FUND
Sold .....................................       107,372,100        136,641,148
Issued in reinvestment
  of distributions .......................         2,579,591          2,500,325
Redeemed .................................      (112,520,535)      (161,316,337)
                                               -------------      -------------
Net decrease .............................        (2,568,844)       (22,174,864)
                                               =============      =============


See Notes to Financial Statements               www.americancentury.com      9


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Florida Municipal Money Market Fund (the fund) is one of the eight funds issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities held by the fund are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions. For the year ended May 31, 2000, 100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

    At May 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $24,496 (expiring 2003-2008) which may be used to offset future taxable gains.

    For the seven month period ended May 31, 2000, the fund incurred net capital losses of $14,488. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees' who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2000, the effective annual management fee was 0.49%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.


10      1-800-345-2021


Florida Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                                2000            1999            1998            1997            1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                           -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ................          0.03            0.03            0.03            0.03            0.04
                                           -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ...........         (0.03)          (0.03)          (0.03)          (0.03)          (0.04)
                                           -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .........   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                           ===========     ===========     ===========     ===========     ===========
  Total Return(1) ......................          3.30%           2.92%           3.31%           3.55%           3.86%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................          0.50%           0.50%           0.51%           0.12%           0.01%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ..............          0.50%           0.50%           0.53%           0.66%           0.71%
Ratio of Net Investment Income
  to Average Net Assets ................          3.26%           2.88%           3.25%           3.48%           3.75%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) ..............          3.26%           2.88%           3.23%           2.94%           3.05%
Net Assets, End of Period
  (in thousands) .......................   $    84,902     $    87,509     $   109,684     $   112,129     $    99,993

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      11


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of the American Century Municipal Trust and Shareholders of the Florida Municipal Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Florida Municipal Money Market Fund (one of the eight funds constituting the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2000, and the results of its operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended May 31, 1997, were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 14, 2000


12      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA MUNICIPAL MONEY MARKET seeks interest income exempt from state and federal income taxes, as well as the Florida intangibles tax, by investing primarily in high-quality, short-term Florida municipal securities.

     Investments in Florida Municipal Money Market are neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS category invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Manager
       BRYAN KARCHER

MUNICIPAL CREDIT
RESEARCH TEAM
   Manager
       STEVEN PERMUT
   Municipal Credit Analysts
       DAVID MOORE
       ROBERT MILLER
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


                                                www.americancentury.com      13


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 11.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES -- securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


14      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      15


Notes
--------------------------------------------------------------------------------


16      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0007                                 American Century Investment Services, Inc.
SH-ANN-21197                      (c)2000 American Century Services Corporation

[front cover]

MAY 31, 2000

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

Florida Intermediate-Term Municipal


                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for you--on a goal by goal basis. Fund Advisor helps you:

Get organized.

   Compile all your investments, review their performance and see if you're on track to meet your personal financial goals.

Get direction.

   Receive recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds.

Gain confidence.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.

* Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

FLORIDA INTERMEDIATE-TERM
MUNICIPAL
(ACBFX)
-----------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

   Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   * Receive links to documents by email

   * Download select documents and file electronically to save space in your file cabinets

   * Read documents at your convenience

   To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The 12 months ended May 31, 2000, provided a difficult environment for U.S. bond funds: a strong economy, inflation fears, and rising interest rates. Trying to keep economic growth and inflation under control, the Federal Reserve raised short-term interest rates six times during the last 12 months, putting pressure on bond prices.

     Despite these challenges, American Century Florida Intermediate-Term Municipal fund continued to provide above-average yields and returns and below-average expenses (according to Lipper Inc., an independent mutual fund ranking service).

     The fund's low expenses and relatively high yields and returns have helped it rank #1 in its peer group for the last five years (see page 5 for more performance information). Our investment management team reviews the period and the fund's performance in more detail beginning on page 6.

     Turning to corporate matters, we're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. They commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest,(SM) an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century quarterly newsletter--Investor Perspective--provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

(1) Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Municipal Credit Review ................................................    4
FLORIDA INTERMEDIATE-TERM MUNICIPAL
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Yields .................................................................    6
   Portfolio at a Glance ..................................................    6
   Top Five Sectors .......................................................    7
   Portfolio Composition
      by Credit Rating ....................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15
   Report of Independent
      Accountants .........................................................   16
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Indices .................................................   17
      Lipper Rankings .....................................................   17
      Credit Rating
         Guidelines .......................................................   17
      Investment Team
         Leaders ..........................................................   17
   Glossary ...............................................................   18


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

* Rising interest rates muted municipal bond returns during the year ended May 31, 2000.

*   Shorter-maturity bonds outperformed longer-maturity ones.

* Strong economic growth and a booming U.S. stock market led the Federal Reserve to raise short-term interest rates six times during the 12-month period.

* Higher rates and a strong U.S. economy helped reduce municipal bond supply by the second quarter of 2000, while higher bond yields attracted more demand.

* Investment-grade municipal bonds outperformed lower-rated and non-rated bonds because of tax-loss selling and concerns about health care and public power bonds in the high-yield sector.

FLORIDA MUNICIPAL CREDIT REVIEW

* Florida municipal credit quality remained very healthy during the year ended May 31, 2000.

* Expansion in financial services, business services, and the tourism and hotel industries, continued to be pillars of support for the state's growing employment base.

* Florida's demographics remained favorable, as net in-migration continued to rise, though at a slower pace than in recent years.

* The further reduction of the Florida intangibles tax has had little discernable credit impact on the state's municipalities.

* The state continues to follow generally conservative fiscal practices, which, combined with its favorable economic fundamentals, should bode well for its municipal credit quality going forward.

MANAGEMENT Q&A

* Florida Intermediate-Term Municipal outperformed all of the funds in its Lipper peer group for the year ended May 31, 2000, though rising interest rates dampened absolute returns. Three- and five-year performance against the Lipper group was equally impressive. (See fund performance information on page 5.)

* Duration management and strategic positioning of the portfolio's bond maturity structure played a big part in helping the fund outperform its peer group.

* We generally kept the fund's duration--a measure of sensitivity to changes in interest rates--fairly close to that of its Lipper group, but began lengthening it some toward the end of May.

* The portfolio's concentration in two- to four-year notes, and 10-year-plus maturity bonds enhanced returns as the municipal yield curve flattened--short-term bond yields rose more than long-term ones.

* In spite of the clouded outlook for interest rates, we will probably keep duration slightly long relative to the average Florida Intermediate Municipal Debt fund for now.

[left margin]

             FLORIDA INTERMEDIATE-
            TERM MUNICIPAL (ACBFX)
    TOTAL RETURNS:          AS OF 5/31/00
       6 Months                     1.23%*
       1 Year                       0.49%
    30-DAY SEC YIELD:               4.93%
    INCEPTION DATE:               4/11/94
    NET ASSETS:             $46.1 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]

Randall W. Merk, chief investment officer of fixed income at American Century

RISING YIELDS, FALLING PRICES

     Strong economic growth and rising interest rates muted municipal bond returns during the 12 months ended May 31, 2000. In this environment, shorter-maturity bonds outperformed longer-maturity ones (see the index returns table at right). Long-term municipal bonds also lost some ground to long-term Treasurys, which benefited from government plans to reduce Treasury issuance and supply.

     In an effort to rein in the U.S. economy, the Federal Reserve raised short-term interest rates six times during the 12-month period. The most recent rate hike was a half-percentage-point increase in May 2000, the largest rate hike in five years. This yearlong rate-raising effort pushed the fed funds target--the rate used for overnight loans between banks--up nearly two percentage points, to 6.5%, the highest level in nine years. As short-term interest rates soared, municipal bond yields rose and prices fell.

     Municipal bond yields reached their highest levels in several years. For an investor in the 39.6% federal tax bracket, a 30-year AAA-rated municipal bond that yielded approximately 5.95% on May 31, 2000 (up from about 5.05% on May 31,
1999), offered a tax-equivalent yield of approximately 9.85%. That compared very favorably with the 6.01% yield on the 30-year U.S. Treasury bond on May 31, 2000.

LESS SUPPLY, MORE DEMAND

     The municipal market began to rebound as supply and demand conditions improved, particularly during the second quarter of 2000. On the supply side, the strong economy bolstered the financial stability of many municipal issuers and curtailed their borrowing needs. In addition, refinancing of old debt came to a virtual standstill as higher interest rates eliminated the financial incentive to retire old debt.

     Meanwhile, the demand for municipal bonds firmed. Stock market volatility and attractive yields triggered increased buying activity in the municipal market.

HIGH-QUALITY BONDS OUTPERFORM

     Investment-grade municipal bonds (those rated BBB or higher) outpaced lower-rated and non-rated bonds-- the so-called "high-yield sector"--during the period. Much of this sector's underperformance can be attributed to heavy tax-loss selling from late 1999 through early 2000, and concerns about health care bonds and public power bonds, which tainted the entire high-yield market. We think the high-yield sell-off was overdone--the strength of the U.S. economy lifted the credit quality of the high-yield sector, as well as the municipal market as a whole.

[right margin]

"AS SHORT-TERM INTEREST RATES SOARED, MUNICIPAL BOND YIELDS ROSE AND PRICES
FELL."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED MAY 31, 2000
  MERRILL LYNCH 0- TO 3-YEAR
     MUNICIPAL INDEX                  2.68%
  LEHMAN BROS. 5-YEAR
     MUNICIPAL GO INDEX               0.65%
  LEHMAN BROS. LONG-TERM
     MUNICIPAL BOND INDEX            -4.45%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below]

RISING & FLATTENING MUNICIPAL YIELD CURVE

             5/31/99         11/30/99         5/31/00
YEARS TO
MATURITY
1            3.29%            3.89%            4.70%
2            3.52%            4.12%            4.89%
3            3.71%            4.30%            4.99%
4            3.88%            4.44%            5.06%
5            4.00%            4.55%            5.11%
6            4.10%            4.64%            5.15%
7            4.19%            4.72%            5.19%
8            4.28%            4.80%            5.23%
9            4.37%            4.88%            5.27%
10           4.45%            4.96%            5.31%
11           4.53%            5.06%            5.36%
12           4.61%            5.14%            5.42%
13           4.67%            5.22%            5.47%
14           4.75%            5.30%            5.53%
15           4.84%            5.38%            5.59%
16           4.88%            5.44%            5.64%
17           4.92%            5.50%            5.70%
18           4.96%            5.56%            5.75%
19           4.99%            5.62%            5.81%
20           5.02%            5.68%            5.87%
21           5.03%            5.68%            5.88%
22           5.04%            5.69%            5.89%
23           5.05%            5.69%            5.90%
24           5.05%            5.70%            5.91%
25           5.06%            5.71%            5.91%
26           5.06%            5.71%            5.92%
27           5.06%            5.71%            5.92%
28           5.07%            5.72%            5.93%
29           5.07%            5.72%            5.93%
30           5.08%            5.73%            5.94%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Municipal Credit Review
--------------------------------------------------------------------------------

CREDIT SNAPSHOT

     Florida municipal credit quality remained very healthy during the year ended May 31, 2000. As has been the case in recent years, job growth and a swelling population contributed to the state's fiscal soundness.

A GROWING EMPLOYMENT BASE

     Expansion in financial services, business services (such as call centers and employee leasing), and the tourism and hotel industries, continued to be pillars of support for Florida's growing employment base. As a result, the state's employment opportunities are on track to grow 3.2% during 2000--higher than the national average. With the jobs base increasing, the unemployment rate continued to fall, dropping to 3.9% during 1999, and on track to fall to 3.8% for 2000. However, slowing net in-migration, especially from retirees who are being lured to other warm-weather states such as Arizona, could present an obstacle for the state's job growth down the road.

AN EXPANDING POPULATION

     Florida's demographics remained favorable, as net in-migration continued to rise, though at a slower pace than in recent years. However, the state's burgeoning population will require greater spending on infrastructure such as airports, roads, and schools, resulting in the need for additional borrowing by the state.

ON THE LEGISLATIVE FRONT

     Earlier this year, the state enacted legislation that further reduced the Florida intangibles tax on residents. Though this development may mildly reduce the attractiveness of Florida's municipal securities to some residents going forward, there has been little discernable credit impact on the state's municipalities.

LOOKING AHEAD

     The state continues to follow generally conservative fiscal practices, which, combined with its favorable economic fundamentals, should bode well for its municipal credit quality going forward. We expect Florida's economic growth to moderate from its current hectic pace, but it should still remain one of the nation's better performers. The state's favorable regulatory environment should also continue to make it an attractive place for business expansions. However, Florida's continued dependence on tourism makes it vulnerable to economic swings that can reduce its sales tax base. To offset the historically volatile sales tax, the state enacted a constitutional amendment establishing a Budget Stabilization Fund, which was funded at $787 million at the end of fiscal 1999. This fund met the required minimum level of 5% of general fund revenues.

CAREFUL RESEARCH

     Florida is a complex, dynamic state, making thorough research and analysis of its municipalities a vital ingredient to our investment approach for the Florida Intermediate-Term Municipal fund. To help ensure that the municipal securities chosen for the fund match our strict criteria, our credit research team looks closely at the underlying credit stories behind the securities that we consider for the portfolio. We believe this improves our ability to find undervalued municipal bonds for Florida Intermediate-Term Municipal's portfolio that can potentially translate into better yields and higher returns for our shareholders.

[left margin]

"FLORIDA MUNICIPAL CREDIT QUALITY REMAINED VERY HEALTHY DURING THE YEAR ENDED MAY 31, 2000."

MUNICIPAL CREDIT
RESEARCH TEAM
   Manager
       STEVEN PERMUT
   Municipal Credit Analysts
       DAVID MOORE
       ROBERT MILLER
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


4      1-800-345-2021


Florida Intermediate-Term Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

               FLORIDA       LEHMAN 5-YEAR          FLORIDA INTERM.
          INTERMEDIATE-TERM    MUNICIPAL        MUNICIPAL DEBT FUNDS(2)
              MUNICIPAL        GO INDEX     AVERAGE RETURN    FUND'S RANKING
===============================================================================
6 MONTHS(1)     1.23%            0.58%          0.43%               --
1 YEAR          0.49%            0.65%         -0.87%           1 OUT OF 16
===============================================================================
AVERAGE ANNUAL RETURNS
3 YEARS(3)      4.42%            4.13%          3.15%           1 OUT OF 13
5 YEARS(3)      4.84%            4.64%          3.75%           1 OUT OF 11
LIFE OF FUND(3) 5.43%           5.14%(4)       4.31%(5)        1 OUT OF 10(5)

The fund's inception date was 4/11/94.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived.

(4) Since 3/31/94, the date nearest the fund's inception for which return data are available.

(5) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 17-18 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/00
Florida Intermediate-Term Municipal     $13,835
Lehman 5-Year Municipal GO Index        $13,378

                     Florida          Lehman 5-Year
                 Intermediate-Term      Municipal
                    Municipal           GO Index
DATE                  VALUE              VALUE
4/11/1994            $10,000            $10,000
6/30/1994            $10,140            $10,134
9/30/1994            $10,260             $9,938
12/31/1994           $10,117            $10,268
3/31/1995            $10,629            $10,689
6/30/1995            $10,903            $10,957
9/30/1995            $11,163            $11,129
12/31/1995           $11,493            $11,285
3/31/1996            $11,434            $11,195
6/30/1996            $11,459            $11,373
9/30/1996            $11,660            $11,726
12/31/1996           $11,913            $11,823
3/31/1997            $11,931            $11,876
6/30/1997            $12,309            $12,133
9/30/1997            $12,621            $12,356
12/31/1997           $12,893            $12,592
3/31/1998            $13,029            $12,702
6/30/1998            $13,206            $12,959
9/30/1998            $13,611            $13,137
12/31/1998           $13,730            $13,312
3/31/1999            $13,816            $13,324
6/30/1999            $13,591            $13,246
9/30/1999            $13,632            $13,333
12/31/1999           $13,648            $13,324
3/31/2000            $13,928            $13,410
5/31/2000            $13,835            $13,378

$10,000 investment made 4/11/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Florida Intermediate-Term Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                     Florida          Lehman 5-Year
                 Intermediate-Term      Municipal
                    Municipal           GO Index
DATE                 RETURN              RETURN
5/31/1994*           0.93%               0.56%
5/31/1995            7.31%               6.89%
5/31/1996            4.34%               4.74%
5/31/1997            6.63%               6.08%
5/31/1998            8.20%               6.95%
5/31/1999            4.71%               4.90%
5/31/2000            0.49%               0.65%

* From 4/30/94 (the date nearest the fund's inception for which index data are available) to 5/31/94.


                                                www.americancentury.com      5


Florida Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Florida Intermediate-Term Municipal fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED MAY 31, 2000?

     Florida Intermediate-Term Municipal outperformed all of the funds in its Lipper peer group, though rising interest rates (see page 3) dampened absolute returns. The fund returned 0.49%, compared with the -0.87% average return of the 16 funds in Lipper Inc.'s "Florida Intermediate Municipal Debt Funds" category. The fund's benchmark, the Lehman 5-Year GO Index, returned 0.65%.

     Longer-term performance against the peer group was equally impressive. For the three- and five-year periods ended May 31, 2000, Florida Intermediate-Term Municipal ranked #1. (See Total Returns on the previous page.)

HOW DID FLORIDA INTERMEDIATE-TERM MUNICIPAL'S YIELD COMPARE?

     The fund not only performed better than the other funds in its Lipper group based on return, but also offered shareholders considerably more current income than the peer average.

     Florida Intermediate-Term Municipal's 30-day SEC yield of 4.93% on May 31, 2000, compared very favorably with the 4.30% average yield of Lipper's Intermediate Municipal Debt funds category.

WHAT WERE SOME OF THE REASONS BEHIND THE FUND'S ONGOING SUCCESS?

     The techniques that we discussed in Florida Intermediate-Term Municipal's previous report--November 30, 1999, semiannual--remained key contributors. So elements such as duration management and strategic positioning of the portfolio's bond maturity structure played a big part in helping the fund outperform.

     Low expenses were another important ingredient. As of May 31, 2000, fund expenses were only 0.51%, compared with the 0.91% average expenses charged by the fund's Lipper peers.

YOU MENTIONED THAT DURATION MANAGEMENT PLAYED A ROLE IN FLORIDA
INTERMEDIATE-TERM MUNICIPAL'S POSITIVE PERFORMANCE. CAN YOU ELABORATE?

     We generally keep the fund's duration--a measure of sensitivity to changes in interest rates--fairly close to that of its Lipper group. Such positioning is important because making large duration bets can lead to unpredictable returns, especially since it's extremely difficult to gauge how much interest rates will rise or fall at any given time, let alone for a protracted period. Even if you make great choices with regard to other aspects of managing a fund, a significant duration bet in the wrong direction can quickly erase hard-earned gains.

     So we keep duration on a short leash. Over the last six months, for example, we kept duration in a range around 5.3 to 5.6 years, roughly neutral to the fund's Lipper group. We began extending duration toward the end of May by adding some longer-term discount municipals--ones around the 15-year-plus maturity range--which had become especially attractive relative to shorter-term bonds.

[left margin]

"FLORIDA INTERMEDIATE-TERM MUNICIPAL OUTPERFORMED ALL OF THE FUNDS IN ITS LIPPER PEER GROUP."

YIELDS AS OF MAY 31, 2000
  30-DAY SEC YIELD                 4.93%
  30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET            6.85%
      31.0% TAX BRACKET            7.14%
      36.0% TAX BRACKET            7.70%
      39.6% TAX BRACKET            8.16%

PORTFOLIO AT A GLANCE
                          5/31/00        5/31/99
NUMBER OF SECURITIES        58             59
WEIGHTED AVERAGE
  MATURITY                9.3 YRS        9.1 YRS
AVERAGE DURATION          5.4 YRS        5.6 YRS
EXPENSE RATIO              0.51%          0.51%

Investment terms are defined in the Glossary on pages 18-19.


6      1-800-345-2021


Florida Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     By the end of May, Florida Intermediate-Term Municipal had a slightly longer duration than its peers. As municipal bond prices have generally risen and yields have fallen since that time, the position has added to the returns we generated with other strategies.

WHAT OTHER STRATEGIES DID YOU USE TO BOOST PERFORMANCE OVER THE LAST YEAR?

     Florida Intermediate-Term Municipal's bond maturity structure also helped. Six months ago the fund was fairly barbelled--heavily weighted in bonds with short and long maturities, with little in between. We accomplished that position by concentrating on bonds in the two to four, and 10-year-plus areas. That paid off as the municipal yield curve flattened--short-term bond yields rose more than long-term ones. Recently, we've begun to reduce that position, but are still somewhat barbelled and will likely remain so for the near future.

DID YOU MAKE ANY CHANGES TO THE FUND'S CREDIT QUALITY EXPOSURE?

     Some, but the slight changes were more a byproduct of the securities that we bought and sold, rather than a conscious effort to modify overall credit quality. The portfolio's exposure to AAA securities rose from 63% six months ago to 79% by the end of May, while AA holdings fell from around 21% to 5%.

     The vast majority of Florida municipal issuance that we've seen this year has either been in insured, AAA-rated securities, or BBB- or lower-rated ones. So with the exception of a few A- and BBB-rated hospital bonds that we found with the help of our credit research team, most of what we added to the portfolio was premium credit quality, and much of what we sold was rated AA.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We're adopting a wait-and-see approach for now, but wouldn't be overly surprised if the Federal Reserve raised rates one or two more times. Although the Fed raised rates six times over the last year, signs of slowing economic growth are only beginning to appear and are still somewhat sporadic. In addition, oil prices are close to nine-year highs, and consumer prices are rising much faster this year than they did during 1998 or 1999.

     And even though economic growth during the second quarter is expected to slow from its 5.5% annual, first-quarter pace, that may be something of a seasonal phenomenon. During 1998 and 1999, second-quarter growth slowed from first-quarter activity, only to rebound with a vengeance during the third quarter. So there's still a great deal of uncertainty in the market.

WITH THAT PERSPECTIVE IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     In spite of the clouded outlook for interest rates, we will probably keep duration slightly long relative to the peer group average for now. We've chosen that approach because we think the municipal market's prospects are looking brighter, thanks to an expected supply/demand imbalance in the near future.

     Although demand has fluctuated some over the last six months, it should increase significantly in July. July is a big month for municipal securities--many bonds will mature or pay interest to bond holders. Add that dynamic to the fairly low issuance we've seen this year and the result should spell good news for the municipal market over the next couple of months.

[right margin]

TOP FIVE SECTORS (AS OF 5/31/00)
                                    % OF FUND INVESTMENTS
SPECIAL TAX REVENUE                           22%
TRANSPORTATION REVENUE                        13%
HOUSING REVENUE                               11%
GO                                             9%
HOSPITAL REVENUE                               9%

TOP FIVE SECTORS (AS OF 11/30/99)
                                    % OF FUND INVESTMENTS
GO                                            19%
TRANSPORTATION REVENUE                        14%
HOSPITAL REVENUE                              10%
HOUSING REVENUE                                8%
ELECTRIC REVENUE                               8%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                  AS OF             AS OF
                 5/31/00           11/30/99
AAA                79%                63%
AA                  5%                21%
A                   5%                 7%
BBB                11%                 9%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 17 for more information.


                                                www.americancentury.com      7


Florida Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100%
FLORIDA -- 88.2%
               $  505,000  Atlantic Beach Health
Care
                              Facilities Rev., (Fleet Landing),
                              5.00%, 10/1/00 (ACA)                  $   505,364
                1,000,000  Cocoa Water and Sewer Rev.,
                              4.50%, 10/1/26 (FGIC)                     776,900
                  915,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.15%,
                              5/1/03 (MBIA)                             918,276
                  960,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.20%,
                              5/1/04 (MBIA)                             964,512
                  715,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.25%,
                              5/1/05 (MBIA)                             719,118
                  250,000  Dade County Aviation Rev.,
                              Series 1995 E, 5.50%,
                              10/1/10 (AMBAC)                           251,852
                1,000,000  Dade County Aviation Rev.,
                              Series 1997 A, (Miami
                              International Airport), 5.50%,
                              10/1/02 (FSA)                           1,008,730
                  500,000  Duval County School District GO,
                              6.25%, 8/1/05 (AMBAC)                     517,410
                  500,000  East County Water Control District
                              Rev., 5.375%, 11/1/01
                              (Asset Guaranty)                          502,855
                  225,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., 6.00%, 4/1/02
                              (GNMA/FNMA)                               227,560
                  210,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.80%,
                              4/1/06 (GNMA/FNMA)                        204,303
                  330,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.85%,
                              4/1/07 (GNMA/FNMA)                        319,866
                1,050,000  Florida Board of Education Capital
                              Outlay GO, Series 1995 C,
                              5.50%, 6/1/12 (MBIA)                    1,050,262
                1,000,000  Florida Board of Education Capital
                              Outlay GO, Series 1999 B,
                              4.50%, 6/1/24 (MBIA)                      782,370
                  450,000  Florida Housing Finance Agency
                              Rev., (Williamsburg Village
                              Apartments), 5.60%, 12/1/07
                              (AMBAC)                                   456,876
                  500,000  Florida Housing Finance Agency
                              Rev., (Windwood), 5.65%,
                              12/1/07 (AXA)                             504,460

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,585,000  Florida Housing Finance Corp.
                              Rev., Series 1999-2,
                              (Homeowner Mortgage), 4.60%,
                              1/1/21 (FSA)                          $ 2,494,809
                1,000,000  Florida Ports Financing
                              Commission Rev., 4.75%,
                              10/1/07 (FGIC)                            958,950
                1,000,000  Florida Rural Utility Financing
                              Community Rev., (Public
                              Projects Construction), 5.25%,
                              9/1/01                                  1,004,540
                1,000,000  Florida Turnpike Auth. Rev.,
                              Series 1993 A, (Department of
                              Transportation), 5.00%, 7/1/16
                              (FGIC)                                    932,360
                  350,000  Gainesville Utilities System Rev.,
                              Series 1996 A, 5.75%,
                              10/1/09                                   361,060
                1,260,000  Hillsborough County Industrial
                              Development Auth. Rev.,
                              Series 1999 A, (University
                              Community Hospital), 4.90%,
                              8/15/07                                 1,150,493
                  400,000  Hillsborough County Port District
                              Special Rev., 6.50%, 6/1/04
                              (FSA)                                     417,756
                  400,000  Indian Trace Community
                              Development District Water
                              Special Benefit Assessment,
                              Series 1995 A, 5.25%,
                              5/1/03 (MBIA)                             402,612
                  500,000  Jacksonville Electric Auth. Rev.,
                              Series 1995 6-C, (St. John's
                              River Power), 6.50%, 10/1/01              510,060
                1,250,000  Jacksonville Excise Taxes Rev.,
                              Series 1996 B, 5.20%,
                              10/1/04 (FGIC)                          1,250,100
                1,500,000  Jacksonville Excise Taxes Rev.,
                              Series 1996 B, 5.40%,
                              10/1/06 (FGIC)                          1,504,635
                1,550,000  Jacksonville Excise Taxes Rev.,
                              Series 1996 B, 5.50%,
                              10/1/07 (FGIC)                          1,557,130
                1,000,000  Jacksonville Health Facilities
                              Auth. Industrial Development
                              Rev., Series 2000 A, (National
                              Benevolent-Cypress Village),
                              7.00%, 3/1/20                             976,270
                  550,000  Lee County Industrial
                              Development Health Care
                              Facilities Auth. Rev., Series
                              1999 A, (Shell Point Village),
                              5.50%, 11/15/09                           493,999
                  650,000  Miami Parking Facilities Rev.,
                              5.25%, 10/1/15 (MBIA)                     624,481
                1,015,000  Northern Palm Beach County
                              Improvement District Special
                              Assessment, (Unit Development
                              18), 4.90%, 8/1/13 (MBIA)                 944,792
                  160,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)                     164,864


8      1-800-345-2021                         See Notes to Financial Statements


Florida Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  390,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)(1)              $   403,233
                1,000,000  Orlando and Orange County
                              Expressway Auth. Rev., 5.10%,
                              7/1/04 (FGIC)                             999,480
                  450,000  Orlando and Orange County
                              Expressway Auth. Rev., 6.50%,
                              7/1/11 (FGIC)                             492,232
                  500,000  Orlando Utilities Commission
                              Water & Electric Rev., 5.70%,
                              10/1/04                                   512,565
                2,500,000  Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1993 B, 5.25%, 10/1/23
                              (MBIA)                                  2,250,050
                2,000,000  Pasco County Solid Waste
                              Disposal & Resource Recovery
                              System Rev., 6.00%, 4/1/10
                              (AMBAC)                                 2,069,620
                  700,000  Pembroke Pines Capital
                              Improvement Rev., 4.625%,
                              12/1/13 (AMBAC)                           618,625
                  500,000  Pensacola Airport Rev., Series
                              1997 B, 5.40%, 10/1/07
                              (MBIA)                                    500,710
                  300,000  Pensacola Airport Rev., Series
                              1998 A, 6.00%, 10/1/01
                              (MBIA)                                    304,320
                  360,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.45%, 10/1/01               355,428
                  430,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.75%, 10/1/05               405,554
                  450,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.85%, 10/1/06               422,082
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.45%, 12/1/04             279,021
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.55%, 12/1/05             274,254
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.70%, 12/1/07             268,392

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Polk County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              Series 1997 A, (Winter Oaks
                              Apartments), 5.25%, 7/1/07
                              (FNMA)                                $   991,220
                  300,000  Reedy Creek Improvement
                              District Utility Rev.,
                              Series 1991-1, 6.25%,
                              10/1/01, Prerefunded at
                              101% of Par (MBIA)(1)                     308,289
                  400,000  St. Cloud Utility Rev., 6.40%,
                              8/1/06 (MBIA)                             414,228
                  300,000  Tampa Utility Tax Rev., Series
                              1999 A, 4.75%, 10/1/11
                              (FSA)                                     278,199
                  500,000  Volusia County School District
                              GO, 6.20%, 8/1/03 (FGIC)                  513,940
                  500,000  West Orange Healthcare District
                              Rev., Series 1999 A, 4.60%,
                              2/1/01                                    498,400
                  500,000  West Orange Healthcare District
                              Rev., Series 1999 A, 5.25%,
                              2/1/02                                    497,015
                                                                    -----------
                                                                      39,116,482
                                                                    -----------
PUERTO RICO --8.5%
                2,500,000  Puerto Rico Commonwealth
                              Aqueduct & Sewer Auth. Rev.,
                              Series 1985 A, 9.00%, 7/1/05,
                              Prerefunded at 100% of Par
                              (FSA)(1)                                2,850,850
                1,000,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1997 AA, 5.375%,
                              7/1/27 (MBIA)                             925,580
                                                                    -----------
                                                                       3,776,430
                                                                    -----------
VIRGIN ISLANDS --3.3%
                1,500,000  Virgin Islands Public Finance
                              Auth. Rev., Series 1999 A,
                              5.00%, 10/1/03                          1,478,445
                                                                    -----------

TOTAL INVESTMENT SECURITIES --100.0%                                $44,371,357
                                                                    ===========
   (Cost $45,232,238)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

AXA = AXA Insurance Co.

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.


See Notes to Financial Statements               www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2000

ASSETS
Investment securities, at value
  (identified cost of $45,232,238)
  (Note 3) ...............................................         $ 44,371,357
Cash .....................................................              428,534
Receivable for investments sold ..........................              654,092
Interest receivable ......................................              673,441
                                                                   ------------
                                                                     46,127,424
                                                                   ------------

LIABILITIES
Accrued management fees (Note 2) .........................               20,099
Dividends payable ........................................               30,131
Payable for trustees' fees and expenses ..................                  242
                                                                   ------------
                                                                         50,472
                                                                   ------------
Net Assets ...............................................         $ 46,076,952
                                                                   ============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..................................            4,570,964
                                                                   ============

Net Asset Value Per Share ................................         $      10.08
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in ..........................................         $ 47,422,766
Accumulated net realized loss on
  investment transactions ................................             (484,933)
Net unrealized depreciation
  on investments (Note 3) ................................             (860,881)
                                                                   ------------
                                                                   $ 46,076,952
                                                                   ============


10      1-800-345-2021                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MAY 31, 2000

INVESTMENT INCOME
Income:
Interest ................................................           $ 2,397,870
                                                                    -----------

Expenses (Note 2):
Management fees .........................................               242,677
Trustees' fees and expenses .............................                 3,004
                                                                    -----------
                                                                        245,681
                                                                    -----------

Net investment income ...................................             2,152,189
                                                                    -----------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ........................              (484,743)
Change in net unrealized
  depreciation on investments ...........................            (1,368,165)
                                                                    -----------

Net realized and unrealized loss
  on investments ........................................            (1,852,908)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $   299,281
                                                                    ===========


See Notes to Financial Statements              www.americancentury.com      11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2000 AND MAY 31, 1999

Increase in Net Assets                                 2000             1999

OPERATIONS
Net investment income ........................    $  2,152,189     $  1,457,298
Net realized gain (loss) on
  investment transactions ....................        (484,743)         290,688
Change in net unrealized
  appreciation (depreciation)
  on investments .............................      (1,368,165)        (239,507)
                                                  ------------     ------------
Net increase in net assets
  resulting from operations ..................         299,281        1,508,479
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................      (2,152,189)      (1,457,298)
From net realized gains on
  investment transactions ....................            --           (381,472)
In excess of net realized gains
  on investment transactions .................         (42,748)            --
                                                  ------------     ------------
Decrease in net assets from distributions ....      (2,194,937)      (1,838,770)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................      35,464,099       36,435,233
Proceeds from reinvestment
  of distributions ...........................       1,302,513        1,056,236
Payments for shares redeemed .................     (33,172,596)     (22,387,798)
                                                  ------------     ------------
Net increase in net assets
  from capital share transactions ............       3,594,016       15,103,671
                                                  ------------     ------------

Net increase in net assets ...................       1,698,360       14,773,380

NET ASSETS
Beginning of period ..........................      44,378,592       29,605,212
                                                  ------------     ------------
End of period ................................    $ 46,076,952     $ 44,378,592
                                                  ============     ============
TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................       3,487,214        3,423,113
Issued in reinvestment of distributions ......         127,967           99,204
Redeemed .....................................      (3,269,438)      (2,100,988)
                                                  ------------     ------------
Net increase .................................         345,743        1,421,329
                                                  ============     ============


12      1-800-345-2021                      See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Florida Intermediate-Term Municipal Fund (the fund) is one of the eight funds issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Florida municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities held by the fund are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended May 31, 2000, 100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At May 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $367,647 (expiring in 2008) which may be used to offset future taxable gains.

    For the seven month period ended May 31, 2000, the fund incurred net capital losses of $117,286. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2000, the effective annual management fee was 0.51%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2000 were $76,836,049 and $73,494,768, respectively.

    On May 31, 2000, accumulated net unrealized depreciation was $860,881, which consisted of unrealized appreciation of $109,708 and unrealized depreciation of $970,589. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2000

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended May 31, 2000.


14      1-800-345-2021


Florida Intermediate-Term Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                               2000           1999           1998           1997           1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $    10.50     $    10.56     $    10.34     $    10.18     $    10.30
                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income ................         0.45           0.44           0.45           0.46           0.52
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....        (0.41)          0.05           0.38           0.20          (0.08)
                                           ----------     ----------     ----------     ----------     ----------
  Total From Investment Operations .....         0.04           0.49           0.83           0.66           0.44
                                           ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment Income ...........        (0.45)         (0.44)         (0.45)         (0.46)         (0.52)
  From Net Realized Gains on
  Investment Transactions ..............           --          (0.11)         (0.16)         (0.04)         (0.04)
  In Excess of Net Realized Gains
  on Investment Transactions ...........        (0.01)            --             --             --             --
                                           ----------     ----------     ----------     ----------     ----------
  Total Distributions ..................        (0.46)         (0.55)         (0.61)         (0.50)         (0.56)
                                           ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .........   $    10.08     $    10.50     $    10.56     $    10.34     $    10.18
                                           ==========     ==========     ==========     ==========     ==========
  Total Return(1) ......................         0.49%          4.71%          8.20%          6.63%          4.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................         0.51%          0.51%          0.54%          0.65%          0.13%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ..............         0.51%          0.51%          0.58%          0.86%          0.88%
Ratio of Net Investment Income
  to Average Net Assets ................         4.49%          4.13%          4.28%          4.42%          5.05%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) ..............         4.49%          4.13%          4.24%          4.21%          4.30%
Portfolio Turnover Rate ................          155%           154%           154%            82%            66%
Net Assets, End of Period
  (in thousands) .......................   $   46,077     $   44,379     $   29,605     $   16,513     $   10,319

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements              www.americancentury.com      15


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of the American Century Municipal Trust and Shareholders of the Florida Intermediate-Term Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Florida Intermediate-Term Municipal Fund (one of the eight funds constituting the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2000, and the results of its operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended May 31, 1997, were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 14, 2000


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA INTERMEDIATE-TERM MUNICIPAL invests primarily in intermediate-term Florida municipal securities with maturities of four or more years. The fund maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

     Fund shares are intended to be exempt from the Florida intangibles tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB are considered "investment grade," meaning they're relatively safe from default.

[right margin]

INVESTMENT TEAM LEADERS
    Portfolio Managers
       KEN SALINGER
       DAVE MACEWEN
    Municipal Credit Research Director
       STEVEN PERMUT


                                               www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than- market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0007                                 American Century Investment Services, Inc.
SH-ANN-21199                      (c)2000 American Century Services Corporation

[front cover]

MAY 31, 2000

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

Tax-Free Money Market


                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century



[inside front cover]


Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for you--on a goal by goal basis. Fund Advisor helps you:

Get organized.

   Compile all your investments, review their performance and see if you're on track to meet your personal financial goals.

Get direction.

   Receive recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds.

Gain confidence.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.

* Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

TAX-FREE MONEY MARKET
(BNTXX)
-----------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

   Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   * Receive links to documents by email

   * Download select documents and file electronically to save space in your file cabinets

   * Read documents at your convenience

   To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The 12 months ended May 31, 2000, provided a nearly ideal environment for money market funds--rising interest rates, relatively low inflation, and stock market volatility.

     Trying to keep U.S. economic growth and inflation under control, the Federal Reserve raised short-term interest rates six times in the last 12 months, boosting money market yields. While rates rose, inflation remained low by historical standards, helping money market instruments maintain their purchasing power. In addition, stock market volatility made the relative stability of money market funds look attractive for investors with near-term financial goals.

     American Century Tax-Free Money Market fund continued to perform well in that environment, providing a higher yield and total return than most of its peers (according to Lipper Inc., an independent mutual fund ranking service). The fund's low expenses and competitive yields have helped Tax-Free Money Market place in the top 20% of its peer group for the last 10 years (see page 3). Fund manager Bryan Karcher reviews the period and the fund's performance in more detail on page 4.

     Turning to corporate matters, we're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest,(SM) an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century investor newsletter provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

(1) Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]

                Table of Contents
   Frequently Asked
      Questions ...........................................................    2
TAX-FREE MONEY MARKET
   Performance Information ................................................    3
   Portfolio at a Glance ..................................................    3
   Yields .................................................................    3
   Management Q&A .........................................................    4
   Portfolio Composition
      by Credit Rating ....................................................    4
   Types of Investments
      in the Portfolio ....................................................    4
   Schedule of Investments ................................................    5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    8
   Statement of Operations ................................................    9
   Statements of Changes
      in Net Assets .......................................................   10
   Notes to Financial
      Statements ..........................................................   11
   Financial Highlights ...................................................   12
   Report of Independent
      Accountants .........................................................   13
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   14
      Lipper Rankings .....................................................   14
      Credit Rating
         Guidelines .......................................................   14
      Investment and Credit
         Research Teams ...................................................   14
   Glossary ...............................................................   15


                                                www.americancentury.com      1


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a 10-business-day holding period for deposited funds--including your initial investment in a new account. There is a one-business-day holding period for wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the U.S. government. And although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* Before you can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, you first must have provided us with written authorization to do so.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.


2      1-800-345-2021


Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                             TAX-FREE      TAX-EXEMPT MONEY MARKET FUNDS(2)
                           MONEY MARKET    AVERAGE RETURN    FUND'S RANKING
===============================================================================
6 MONTHS(1)                    1.77%             1.63%             --
1 YEAR                         3.30%             3.02%        11 OUT OF 137
===============================================================================
AVERAGE ANNUAL RETURNS
3 YEARS(3)                     3.37%             2.95%        6 OUT OF 124
5 YEARS(3)                     3.25%             3.01%        13 OUT OF 115
10 YEARS(3)                    3.18%             3.07%        13 OUT OF 73

The fund's inception date was 7/31/84.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived.(+)

See pages 14-15 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                                AS OF 5/31/00
NET ASSETS                     $233.9 MILLION
                         5/31/00           5/31/99
NUMBER OF SECURITIES       54                71
WEIGHTED AVERAGE
   MATURITY              58 DAYS           49 DAYS
EXPENSE RATIO             0.50%           0.31%(+)

YIELDS AS OF MAY 31, 2000
7-DAY CURRENT YIELD           3.64%
7-DAY EFFECTIVE YIELD         3.71%
7-DAY TAX-EQUIVALENT YIELDS
   28.0% TAX BRACKET          5.06%
   31.0% TAX BRACKET          5.28%
   36.0% TAX BRACKET          5.69%
   39.6% TAX BRACKET          6.03%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.

(+) American Century Investment Management, Inc. (ACIM) voluntarily waived its management fee from August 1, 1997, through July 31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by 0.10% of fund net assets on a monthly basis until the waiver expired in December 1998. In absence of the waiver, the fund's expense ratio would have been 0.50% for the year ended May 31, 1999.


                                                www.americancentury.com      3


Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Bryan Karcher]

     An interview with Bryan Karcher, a portfolio manager on the Tax-Free Money Market fund investment team.

HOW DID TAX-FREE MONEY MARKET PERFORM DURING THE FISCAL YEAR ENDED MAY 31, 2000?

     The portfolio performed very well relative to other tax-exempt money market funds. For the year, the fund ranked in the top 8% of the 137 "Tax-Exempt Money Market Funds" tracked by Lipper Inc., while its three-, five-, and 10-year returns all rank in the top 20%. (See the previous page for detailed performance comparisons.)

HOW DOES THE PORTFOLIO'S YIELD COMPARE?

     Tax-Free Money Market's 7-day effective yield of 3.71% was better than the 3.61% average yield of the Lipper group. The fund's yield translates into a tax-equivalent yield of better than 6% for shareholders in the highest federal tax bracket (see the previous page).

WHAT'S BEHIND TAX-FREE MONEY MARKET'S BETTER-THAN-AVERAGE YIELDS AND RETURNS?

     As we've discussed in past reports, we think there are a couple key reasons for the fund's solid long-term performance. First, our expenses are lower than those of the average tax-exempt money market fund. Other things being equal, lower expenses mean higher yields and returns for our shareholders. Second, we have solid working relationships with securities dealers in our markets.

     In addition, we think we did a good job adding yield to the fund in recent months by buying securities in the secondary market and taking advantage of tax time.

CAN YOU TELL US ABOUT SOME OF THE WAYS YOU BOOSTED THE FUND'S YIELD?

     In the past several months, we added yield by avoiding the newest, high-profile deals and focusing instead on higher-yielding securities, in the secondary market. Many funds concentrate on buying newly issued securities. But that means there's often less demand--and better yields--for existing money market securities.

     We also added higher-yielding municipal notes around tax time, when investors typically write checks against their money market accounts to pay Uncle Sam. With demand for money market instruments low during tax season, yields have to rise to attract buyers.

     For example, yields on one-year municipal notes rose from 4.08% on April 1 to 4.64% by mid-May. At the same time, municipal yields increased from about two-thirds to three-quarters of the yield available on one-year Treasury bills. As a result, we boosted the fund's yield by adding some higher-yielding municipal notes in late April and May. Of course, this takes good planning to make sure we have the cash on hand to meet redemptions and still capitalize on the increase in yields.

WHAT'S YOUR OUTLOOK FOR MUNICIPAL MONEY MARKET FUND YIELDS?

     The best guidepost for money market yields is Federal Reserve interest rate policy. Recent data show the U.S. economy slowing, so we think the Fed's work is largely done. As a result, we think interest rates and money market yields are probably near the peak of the current cycle.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
              % OF FUND INVESTMENTS
            AS OF             AS OF
           5/31/00           11/30/99
A1+         85%                 81%
A1           7%                 12%
A2           8%                  7%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 14 for more information.

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                        AS OF MAY 31, 2000
VRDNS                           65%
BONDS <1 YEAR                   30%
PUT BONDS                        5%

                     AS OF NOVEMBER 30, 1999
VRDNS                           67%
BONDS <1 YEAR                   21%
PUT BONDS                        9%
MUNICIPAL NOTES                  3%

Security types are defined on page 15.


4      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100%
ARIZONA -- 0.9%
             $  1,095,000  Maricopa County Unified School
                              District No. 1 GO, (Phoenix
                              Elementary), 4.75%, 7/1/00
                              (FSA)                                 $  1,095,934
                1,000,000  Tempe Excise Tax Rev., Series
                              1999 A, 3.75%, 7/1/00                    1,000,311
                                                                    ------------
                                                                       2,096,245
                                                                    ------------
COLORADO -- 0.9%
                2,000,000  Arapahoe County Industrial
                              Development Rev., (Denver
                              Jetcenter), VRDN, 4.65%,
                              6/1/00 (LOC: U.S. Bank, N.A.)            2,000,000
                                                                    ------------
DISTRICT OF COLUMBIA -- 0.7%
                1,590,000  District of Columbia Rev., Series
                              1999 A, (George Washington
                              University), 5.00%, 9/15/00
                              (MBIA)                                   1,594,234
                                                                    ------------
FLORIDA -- 17.3%
                3,410,000  Broward County Housing Finance
                              Auth. Multifamily Rev.,
                              (Fishermens Landing), VRDN,
                              4.10%, 6/7/00 (LOC: Bank
                              One, Michigan)                           3,410,000
                5,500,000  Dade County Health Facilities
                              Auth. Hospital Rev., (Miami
                              Childrens Hospital), VRDN,
                              4.15%, 6/7/00 (AMBAC)
                              (SBBPA: Suntrust Bank)                   5,500,000
               11,305,000  Florida Housing Finance Agency
                              Multifamily Housing Rev.,
                              (Country Club), VRDN, 4.50%,
                              6/1/00 (LOC: Bank of New
                              York)                                   11,305,000
                6,000,000  Florida Housing Finance Agency
                              Multifamily Housing Rev.,
                              (Woodlands), VRDN, 4.45%,
                              6/7/00 (LOC: Northern Trust
                              Company)                                 6,000,000
                2,000,000  Jacksonville Electric Auth. Rev.,
                              Series 1991-4-1-A, (Bulk
                              Power Supply-Scherer), 6.70%,
                              10/1/00, Prerefunded at
                              101.5% of Par(1)                         2,049,494
                8,000,000  Jacksonville Electric Auth. Rev.,
                              VRDN, 4.19%, 6/7/00 (LOC:
                              Societe Generale) (Acquired
                              1/31/00-5/24/00, Cost
                              $8,000,000)(2)                           8,000,000
                3,000,000  Miami-Dade County Housing
                              Finance Auth. Rev., Series
                              1999 A-2, (Home Ownership
                              Mortgage), 3.55%, 8/1/00
                              (GIC: Trinity Funding Corp.)             3,000,000
                                                                    ------------
                                                                      39,264,494
                                                                    ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
GEORGIA -- 2.2%
             $  5,000,000  Richmond County Hospital Auth.
                              Rev. Anticipation Certificates,
                              (University Health Services Inc.),
                              VRDN, 4.40%, 6/7/00 (LOC:
                              Suntrust Bank)                        $  5,000,000
                                                                    ------------
HAWAII -- 5.1%
                3,000,000  Hawaii Department of Budget &
                              Finance Special Purpose
                              Meeting Rev., Series 1999 A,
                              (Palama Meat Co.), VRDN,
                              4.70%, 6/1/00 (LOC: Bank of
                              Hawaii)                                  3,000,000
                4,000,000  Hawaii Department of Budget &
                              Finance Special Purpose
                              Mortgage Rev., (Wailuku River
                              Hydroelectric), VRDN, 4.70%,
                              6/6/00 (LOC: Union Bank of
                              California N.A.)                         4,000,000
                1,000,000  Hawaii Highway Rev., 4.00%,
                              7/1/00 (FGIC)                            1,000,579
                3,550,000  Honolulu City and County GO,
                              Series 1991 A, 10.00%,
                              8/1/00(1)                                3,585,134
                                                                    ------------
                                                                      11,585,713
                                                                    ------------
ILLINOIS -- 5.4%
                3,500,000  Chicago School Financing Auth.
                              GO, Series 1993 A, 4.70%,
                              6/1/00 (FGIC)                            3,500,000
                1,410,000  Chicago Wastewater Transmission
                              Rev., (2nd Lien), 5.00%,
                              1/1/01 (MBIA)                            1,415,957
                3,040,000  Illinois Sales Tax Rev., Series
                              1991 N, 6.90%, 6/15/01,
                              Prerefunded at 102% of Par(1)            3,162,358
                4,140,000  Illinois Sports Facilities Auth. Rev.,
                              Series 1999 A, 4.00%,
                              6/15/00 (MBIA)                           4,141,011
                                                                    ------------
                                                                      12,219,326
                                                                    ------------
KENTUCKY -- 7.9%
               10,000,000  Kentucky Economic Development
                              Finance Auth. Rev., (Pooled
                              Hospital Loan Program), VRDN,
                              4.30%, 6/7/00 (Capital
                              Reinsurance Company)
                              (SBBPA: Chase Manhattan
                              Bank)                                   10,000,000
                7,100,000  Kentucky Turnpike Auth. Resource
                              Recovery Road Floating Rate
                              Trust Receipts, Series 1997-17,
                              4.40%, 6/7/00 (FSA) (SBBPA:
                              Commerzbank AG) (Acquired
                              10/8/97-12/12/97, Cost
                              $7,100,000)(2)(3)                        7,100,000
                  905,000  Mayfield Multi-City Lease Rev.,
                              VRDN, 4.40%, 6/7/00 (LOC:
                              PNC Bank NA)                               905,000
                                                                    ------------
                                                                      18,005,000
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      5


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
LOUISIANA -- 1.7%
             $  4,000,000  Jefferson Parish Home Mortgage
                              Auth. Single Family Rev., Series
                              1999 B-2, 3.65%, 6/30/00
                              (GIC: AIG Matched Funding
                              Corp.)                                $  4,000,000
                                                                    ------------
MARYLAND -- 2.6%
                5,815,000  Maryland Health & Higher
                              Educational Facilities Auth. Rev.,
                              (Doctors Community Hospital),
                              8.75%, 7/1/00, Prerefunded at
                              102% of Par(1)                           5,955,246
                                                                    ------------
MASSACHUSETTS -- 7.9%
                5,184,000  Koch Certificates Trust Rev.,
                              Series 1999-4, VRDN, 4.94%,
                              6/1/00 (AMBAC) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 2/29/00-5/31/00,
                              Cost $5,184,000)(2)                      5,184,000
                3,000,000  Massachusetts GO, Series
                              1998 B, (Consolidated Loan),
                              4.50%, 4/1/01                            3,006,002
                3,600,000  Massachusetts Health &
                              Educational Facilities Auth. Rev.,
                              Series 1990 B, (Goddard
                              Memorial Hospital), 9.00%,
                              7/1/00, Prerefunded at 102%
                              of Par(1)                                3,687,731
                6,000,000  Massachusetts State GO, Series
                              1996 A, 5.25%, 11/1/00                   6,036,674
                                                                    ------------
                                                                      17,914,407
                                                                    ------------
MICHIGAN -- 3.1%
                6,750,000  Royal Oak Hospital Finance Auth.
                              Rev., Series 1991 D, (William
                              Beaumont Hospital), 6.75%,
                              1/1/01, Prerefunded at 102%
                              of Par(1)                                6,985,238
                                                                    ------------
MISSOURI -- 3.4%
                1,910,000  Missouri Development Finance
                              Board Industrial Development
                              Rev., (J & J Enterprises), VRDN,
                              4.65%, 6/7/00 (LOC:
                              Commerce Bank, N.A.
                              (Missouri))                              1,910,000
                5,900,000  Missouri Health & Educational
                              Facilities Auth. Rev., (Pembroke
                              Hill School), VRDN, 4.35%,
                              6/1/00 (LOC: Commerce Bank,
                              N.A. (Missouri))                         5,900,000
                                                                    ------------
                                                                       7,810,000
                                                                    ------------
MULTI-STATE -- 4.4%
               10,000,000  Koch Certificates Trust Rev.,
                              Series 2000-1, VRDN, 4.30%,
                              6/1/00 (AMBAC) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 5/2/00, Cost
                              $10,000,000)(2)                         10,000,000
                                                                    ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
NEVADA  -- 5.5%
             $  6,000,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-1,
                              VRDN, 4.25%, 6/7/00 (MBIA)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 6/3/98, Cost
                              $6,000,000)(2)                        $  6,000,000
                4,000,000  Clark County Economic
                              Development Rev., (Lutheran
                              Secondary School Association),
                              VRDN, 4.50%, 6/1/00 (LOC:
                              Allied Irish Banks PLC)                  4,000,000
                2,500,000  Clark County School District,
                              Series 1995 A, 5.75%,
                              6/15/01 (MBIA)                           2,525,663
                                                                    ------------
                                                                      12,525,663
                                                                    ------------
NEW YORK -- 1.4%
                3,000,000  New York State Local
                              Government Assistance Corp.
                              Rev., Series 1991 B, 7.50%,
                              4/1/01, Prerefunded at 102%
                              of Par(1)                                3,126,983
                                                                    ------------
NORTH DAKOTA -- 0.7%
                1,510,000  Hebron Industrial Development
                              Rev., (Dacco Inc.), VRDN,
                              4.50%, 6/1/00 (LOC: U.S.
                              Bank, N.A.) (Acquired 2/26/98,
                              Cost $1,510,000)(2)                      1,510,000
                                                                    ------------
OHIO -- 3.2%
                3,260,000  Butler County Healthcare
                              Facilities Rev., (Knolls of Oxford),
                              VRDN, 4.35%, 6/1/00 (LOC:
                              Firstar Bank N.A.)                       3,260,000
                3,950,000  Clinton County Hospital Rev.,
                              (Ohio Hospital Capital Inc.),
                              VRDN, 4.25%, 6/7/00 (LOC:
                              Fifth Third Bank)                        3,950,000
                                                                    ------------
                                                                       7,210,000
                                                                    ------------
PENNSYLVANIA -- 0.4%
                  930,000  Allegheny County Airport Auth.
                              Rev., (Pittsburgh International
                              Airport), 4.75%, 1/1/01 (FGIC)             931,683
                                                                    ------------
PUERTO RICO -- 2.6%
                6,000,000  Puerto Rico Commonwealth,
                              Series 2000 A-1, VRDN,
                              4.55%, 6/1/00 (SBBPA: Bank
                              of New York)                             6,000,000
                                                                    ------------
SOUTH DAKOTA -- 2.3%
                5,180,000  South Dakota Housing
                              Development Auth. Rev., Series
                              2000 C, (Homeownership
                              Mortgage), 4.10%, 2/1/01                 5,180,000
                                                                    ------------


6      1-800-345-2021                         See Notes to Financial Statements


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
TEXAS -- 4.8%
             $  2,277,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-22,
                              VRDN, 4.25%, 6/7/00 (MBIA)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 12/3/98, Cost
                              $2,277,000)(2)                        $  2,277,000
                5,500,000  Gulf Coast Industrial Development
                              Auth. Rev., (Petrounited Term
                              Inc.), VRDN, 4.40%, 6/1/00
                              (LOC: Bank One, Texas)                   5,500,000
                3,150,000  Tarrant County Water Control &
                              Improvement District No. 1 Rev.,
                              6.00%, 3/1/01, Prerefunded at
                              100% of Par(1)                           3,179,503
                                                                    ------------
                                                                      10,956,503
                                                                    ------------
VIRGINIA -- 2.9%
                6,500,000  Halifax County Industrial
                              Development Auth. Rev.,
                              (O'Sullivan Industries), VRDN,
                              4.75%, 6/1/00 (LOC:
                              Wachovia Bank, N.A.) (Acquired
                              2/1/99, Cost $6,500,000)(2)              6,500,000
                                                                    ------------
WASHINGTON -- 7.9%
                1,405,000  Pierce County Economic
                              Development Corporate Rev.,
                              (K & M Holdings II), VRDN,
                              4.70%, 6/7/00 (LOC: Wells
                              Fargo Bank, N.A.) (Acquired
                              11/17/97, Cost $1,405,000)(2)            1,405,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,850,000  Washington GO, Series 1999 B,
                              4.25%, 1/1/01                         $  1,851,035
                2,600,000  Washington Housing Finance
                              Commission Nonprofit Rev.,
                              (YMCA Columbia/Willamette),
                              VRDN, 4.30%, 6/1/00 (LOC:
                              Wells Fargo Bank, N.A.)                  2,600,000
                4,960,000  Washington Public Power Supply
                              System Nuclear Project No. 2
                              Rev., Series 1990 C, 7.375%,
                              1/1/01, Prerefunded at 102%
                              of Par (FGIC)(1)                         5,128,629
                2,000,000  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 1), 7.25%,
                              7/1/00 (FGIC)                            2,006,424
                5,000,000  Washington State Housing
                              Finance Commission Multifamily
                              Mortgage Rev., (Mill Plain
                              Crossing), VRDN, 4.30%,
                              6/6/00 (LOC: Harris Trust &
                              Savings Bank)                            5,000,000
                                                                    ------------
                                                                      17,991,088
                                                                    ------------
WISCONSIN -- 4.8%
               11,000,000  Ladysmith Solid Waste Disposal
                              Facility Rev., (City Forest Corp.),
                              VRDN, 4.70%, 6/7/00 (LOC:
                              Union Bank of California N.A.)          11,000,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                               $227,361,823
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2000.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2000, was $47,976,000, which represented 20.5% of net assets. None of these securities are considered to be illiquid.

(3) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2000.


See Notes to Financial Statements                www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2000

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) ..........................         $ 227,361,823
Cash ....................................................             4,058,825
Interest receivable .....................................             2,529,989
                                                                  -------------
                                                                    233,950,637
                                                                  -------------

LIABILITIES
Accrued management fees (Note 2) ........................                97,150
Payable for trustees' fees and expenses .................                 1,213
Accrued expenses and other liabilities ..................                    80
                                                                  -------------
                                                                         98,443
                                                                  -------------

Net Assets ..............................................         $ 233,852,194
                                                                  =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .................................           233,877,127
                                                                  =============

Net Asset Value Per Share ...............................         $        1.00
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in .........................................         $ 233,877,127
Undistributed net investment income .....................                22,975
Accumulated net realized
  loss on investments ...................................               (47,908)
                                                                  -------------
                                                                  $ 233,852,194
                                                                  =============


8      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MAY 31, 2000

INVESTMENT INCOME
Income:
Interest ................................................           $ 9,368,797
                                                                    -----------

Expenses (Note 2):
Management fees .........................................             1,238,054
Trustees' fees and expenses .............................                14,450
                                                                    -----------
                                                                      1,252,504
                                                                    -----------

Net investment income ...................................             8,116,293
                                                                    -----------

REALIZED LOSS ON INVESTMENTS
Net realized loss on investments ........................               (47,908)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $ 8,068,385
                                                                    ===========


See Notes to Financial Statements                www.americancentury.com      9


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2000 AND MAY 31, 1999

Decrease in Net Assets                                2000             1999
OPERATIONS
Net investment income ......................    $   8,116,293     $  12,496,571
Net realized gain (loss) on investments ....          (47,908)           22,974
                                                -------------     -------------
Net increase in net assets
  resulting from operations ................        8,068,385        12,519,545
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (8,135,943)      (12,496,571)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      250,007,281       564,457,327
Proceeds from reinvestment
  of distributions .........................        7,790,118        11,355,619
Payments for shares redeemed ...............     (306,923,492)     (737,066,946)
                                                -------------     -------------
Net decrease in net assets
  from capital share transactions ..........      (49,126,093)     (161,254,000)
                                                -------------     -------------

Net decrease in net assets .................      (49,193,651)     (161,231,026)

NET ASSETS
Beginning of period ........................      283,045,845       444,276,871
                                                -------------     -------------
End of period ..............................    $ 233,852,194     $ 283,045,845
                                                =============     =============

Undistributed net investment income ........    $      22,975     $      19,650
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................      250,007,281       564,457,327
Issued in reinvestment
  of distributions .........................        7,790,118        11,355,619
Redeemed ...................................     (306,923,492)     (737,066,946)
                                                -------------     -------------
Net decrease ...............................      (49,126,093)     (161,254,000)
                                                -------------     -------------


10      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2000

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. Its objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The fund does not expect to realize any long-term capital gains and accordingly, does not expect to pay any capital gain distributions. For the year ended May 31, 2000, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal income tax.

    At May 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $12,653 (expiring in 2008) which may be used to offset future taxable gains.

    For the seven months ended May 31, 2000, the fund incurred net capital losses of $35,255. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides the fund with investment advisory and management services in exchange for a single unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2000, the effective annual management fee was 0.50%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.


                                                www.americancentury.com      11


Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                                2000            1999               1998               1997            1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $      1.00     $      1.00        $      1.00        $      1.00     $      1.00
                                           -----------     -----------        -----------        -----------     -----------
Income From Investment Operations
  Net Investment Income ................          0.03            0.03               0.04               0.03            0.03
                                           -----------     -----------        -----------        -----------     -----------
Distributions
  From Net Investment Income ...........         (0.03)          (0.03)             (0.04)             (0.03)          (0.03)
                                           -----------     -----------        -----------        -----------     -----------
Net Asset Value, End of Period .........   $      1.00     $      1.00        $      1.00        $      1.00     $      1.00
                                           ===========     ===========        ===========        ===========     ===========
  Total Return(1) ......................          3.30%           3.10%              3.70%              2.98%           3.19%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................          0.50%           0.31%(2)           0.04%(2)           0.67%           0.65%
Ratio of Net Investment Income
  to Average Net Assets ................          3.23%           3.10%(2)           3.68%(2)           2.93%           3.12%
Net Assets, End of Period
  (in thousands) .......................   $   233,852     $   283,046        $   444,277        $    85,730     $    91,118

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(2) ACIM voluntarily waived its management fee from August 1, 1997 through July 31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by 0.10% of the fund's net assets on a monthly basis, until the waiver expired in December 1998. In absence of the waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.50% and 2.91% for 1999 and 0.52% and 3.10% for 1998, respectively.


12      1-800-345-2021                        See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of the American Century Municipal Trust and Shareholders of the Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Free Money Market Fund (one of the eight funds constituting the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2000, and the results of its operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended May 31, 1997, were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 14, 2000


                                                www.americancentury.com      13


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     TAX-FREE MONEY MARKET seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities.

     An investment in Tax-Free Money Market is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

     Investment income may be subject to certain state and local taxes, and depending on your tax status, may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's TAX-EXEMPT MONEY MARKET FUNDS category intend to maintain a constant net asset value and invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
    Portfolio Manager
       BRYAN KARCHER

MUNICIPAL CREDIT
RESEARCH TEAM
    Manager
       STEVEN PERMUT
    Municipal Credit Analysts
       DAVID MOORE
       ROBERT MILLER
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


14      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 12.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES -- securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                                www.americancentury.com      15


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


16      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0007                                 American Century Investment Services, Inc.
SH-ANN-21196                      (c)2000 American Century Services Corporation

[front cover]

MAY 31, 2000

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

Limited-Term Tax-Free
Intermediate-Term Tax-Free
Long-Term Tax-Free
High-Yield Municipal


                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

   They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for you--on a goal by goal basis. Fund Advisor helps you:

Get organized.

   Compile all your investments, review their performance and see if you're on track to meet your personal financial goals.

Get direction.

   Receive recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds.

Gain confidence.

   Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.

* Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

LIMITED-TERM TAX-FREE
(TWTSX)
-------------------------------

INTERMEDIATE-TERM TAX-FREE
(TWTIX)
-------------------------------

LONG-TERM TAX-FREE
(TWTLX)
-------------------------------

HIGH-YIELD MUNICIPAL
(ABHYX)
-------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

   Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   * Receive links to documents by email

   * Download select documents and file electronically to save space in your file cabinets

   * Read documents at your convenience

   To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The year ended May 31, 2000, provided a difficult environment for U.S. bond funds: a strong economy, inflation fears, and rising interest rates. Trying to keep economic growth, inflation, and the U.S. stock market under control, the Federal Reserve raised short-term interest rates six times during the one-year period, putting pressure on bond prices.

     Despite these obstacles, the American Century Limited-, Intermediate-, and Long-Term Tax Free funds and American Century High-Yield Municipal fund continued to provide above-average returns and below-average expenses. These attributes helped the funds place consistently in the top 40% or better in their peer groups for the last five years, according to Lipper Inc., an independent mutual fund ranking service. See pages 6, 11, 18, and 24 for more performance information.

     Our investment management team had its work cut out for it during this challenging period. Some of the team leaders review the period and the funds' performance in more detail beginning on page 4.

     Turning to corporate matters, we're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest,(SM) an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century investor newsletter provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

(1) Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    4
   Municipal Credit Review ................................................    5
LIMITED-TERM TAX-FREE
   Performance Information ................................................    6
   Management Q&A .........................................................    7
   Schedule of Investments ................................................    9
INTERMEDIATE-TERM TAX-FREE
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   14
LONG-TERM TAX-FREE
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   21
HIGH-YIELD MUNICIPAL
   Performance Information ................................................   24
   Management Q&A .........................................................   25
   Schedule of Investments ................................................   27
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   29
   Statements of Operations ...............................................   30
   Statements of Changes
      in Net Assets .......................................................   31
   Notes to Financial
      Statements ..........................................................   33
   Financial Highlights ...................................................   35
   Report of Independent
      Accountants .........................................................   39
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   40
      Credit Rating
         Guidelines .......................................................   40
      Investment and Credit
         Research Teams ...................................................   40
      Comparative Indices .................................................   41
      Lipper Rankings .....................................................   41
   Glossary ...............................................................   42


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Rising interest rates muted municipal bond returns during the year ended May 31, 2000.

*   Shorter-maturity bonds outperformed longer-maturity securities.

* Strong economic growth and a booming U.S. stock market led the Federal Reserve to raise short-term interest rates six times during the 12-month period.

* Higher rates and the strong U.S. economy helped reduce municipal bond issuance and supply by the second quarter of 2000, while higher yields attracted more demand from investors.

* Investment-grade municipal bonds outperformed lower-rated and non-rated bonds because of tax-loss selling and concerns about health care and public power bonds in the high-yield sector.

MUNICIPAL CREDIT REVIEW

* The first quarter of 2000 marked the 18th consecutive quarter in which municipal credit rating upgrades exceeded downgrades. This trend held true in every region, underscoring the broad distribution of the current U.S. economic expansion.

* Tax-backed municipal securities (bonds backed by revenues from sales, property, and income taxes) remained among the prime beneficiaries of the nation's ongoing economic strength.

* Water, sewer, transportation, and housing revenue bonds were also generally bolstered by the strong economy.

* However, health care was a notable exception to the favorable trend. Cutbacks in reimbursements and higher labor costs weighed heavily on the sector.

* We do not believe that the potential loss of sales tax revenues due to e-commerce represents a major threat to the tax bases of most states and municipalities.

LIMITED-TERM TAX-FREE

* Despite a difficult environment for bonds, Limited-Term Tax-Free posted much better yields and returns than its peer group for the fiscal year.

* Rather than make bets on the direction of interest rates, we tried to improve the fund's yield and return through careful security selection and sector allocation.

* We improved performance by reducing our exposure to health care bonds, which performed poorly, and by adding some "forward settlements" (see page 8 for further details).

* Our "barbell" maturity structure also helped returns--we overweighted very short- and more intermediate-term notes, which were less affected by rising rates.

* An uncertain supply and demand outlook means that we're likely to maintain our neutral stance on interest rates in the near term and try to add value through individual security selection.

[left margin]

                LIMITED-TERM TAX-FREE
                       (TWTSX)
    TOTAL RETURNS:               AS OF 5/31/00
       6 Months                          0.67%*
       1 Year                            1.14%
    30-DAY SEC YIELD:                    4.69%
    INCEPTION DATE:                     3/1/93
    NET ASSETS:                  $32.3 million

             INTERMEDIATE-TERM TAX-FREE
                       (TWTIX)
    TOTAL RETURNS:               AS OF 5/31/00
       6 Months                          1.18%*
       1 Year                            0.44%
    30-DAY SEC YIELD:                    5.03%
    INCEPTION DATE:                     3/2/87
    NET ASSETS:                 $149.5 million

* Not annualized.

See Total Returns on pages 6 and 11.
Investment terms are defined in the Glossary on pages 42-43.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERMEDIATE-TERM TAX-FREE

* Intermediate-Term Tax-Free continued to outpace the majority of its peers, though rising interest rates dampened returns.

* We kept the fund's duration--a measure of price sensitivity to changes in interest rates--fairly close to that of its Lipper category over the last six months, but began lengthening slightly toward the end of May.

* Intermediate-Term Tax-Free's barbelled bond maturity structure--heavily weighted in bonds with short and long maturities, with little in between--also helped performance.

* We will probably maintain the portfolio's slightly long duration and barbell position in the near term, which we think should boost returns during the July wave of municipal bond coupon and maturity payments.

LONG-TERM TAX-FREE

* The fund outperformed most of its peers in a difficult period for municipal bond investors. Low expenses continued to be a key factor.

* A favorable portfolio structure also contributed to Long-Term Tax-Free's strong relative performance. A "coupon barbell" consisting of discount and premium bonds (see page 19 for further details) allowed the fund to outperform municipal portfolios holding primarily par bonds.

* We increased our holdings of bonds rated BBB because we believed the significant additional yield outweighed the potential credit risks.

* We're cautiously optimistic about future interest rate and supply and demand developments, so we'll likely maintain a slightly longer-than-average duration in the coming months to better capture potential bond price gains.

HIGH-YIELD MUNICIPAL

* Rising interest rates and market pressure from tax-loss selling dampened returns, but the fund outperformed most of its peers. Below-average expenses were a key factor.

* A relative underweighting in health care bonds (compared with its peers) also helped High-Yield Municipal. Health care was the worst-performing sector of the municipal high-yield market.

* We also kept the fund's duration shorter than the average of its peers, which cushioned the portfolio somewhat against rising interest rates.

* When opportunities presented themselves, we swapped some of the fund's older, lower-coupon bonds for newer, higher-coupon issues. We continued to favor land-secured bonds.

* Because of the U.S. economy's continued strength, we're still bullish on the municipal high-yield market. With the exception of one or two individual sectors, municipal financial health and credit quality has generally improved.

[right margin]

                LONG-TERM TAX-FREE
                      (TWTLX)
    TOTAL RETURNS:                AS OF 5/31/00
       6 Months                           1.31%*
       1 Year                            -2.38%
    30-DAY SEC YIELD:                     5.46%
    INCEPTION DATE:                      3/2/87
    NET ASSETS:                   $96.3 million

                HIGH-YIELD MUNICIPAL
                      (ABHYX)
    TOTAL RETURNS:                AS OF 5/31/00
       6 Months                          -0.26%*
       1 Year                            -2.81%
    30-DAY SEC YIELD:                     5.81%
    INCEPTION DATE:                     3/31/98
    NET ASSETS:                   $28.2 million

* Not annualized.

See Total Returns on pages 18 and 24.
Investment terms are defined in the Glossary on pages 42-43.


                                                www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]

Randall W. Merk, chief investment officer of fixed income at American Century

RISING YIELDS, FALLING PRICES

     Inflation fears (due to strong economic growth) and rising interest rates muted municipal bond returns during the year ended May 31, 2000. In this environment, shorter-maturity securities outperformed longer-maturity bonds (see the index returns table at left). Long-term municipal bonds also lost some ground to long-term Treasurys, which benefited from government plans to reduce Treasury issuance and supply.

     In an effort to rein in the U.S. economy and stock market, the Federal Reserve raised short-term interest rates six times during the 12-month period. The most recent rate hike was a half-percentage-point increase in May 2000, the largest rate hike in five years. This yearlong rate-raising effort pushed the federal funds rate target--the rate used for overnight loans between banks--up nearly two percentage points to 6.5%, the highest level in nine years. As short-term interest rates soared, municipal bond yields rose and prices fell.

     Because of this rising rate environment, municipal bond yields reached their highest levels in several years. For an investor in the highest (39.6%) federal tax bracket, a 30-year AAA-rated municipal bond that yielded approximately 5.95% on May 31, 2000 (up from about 5.05% on May 31, 1999), offered a tax-equivalent yield of approximately 9.85%. That compared very favorably with the 6.01% yield on the 30-year U.S. Treasury bond as of May 31, 2000.

LESS SUPPLY, MORE DEMAND

     The municipal market began to rebound as supply and demand conditions improved during the second quarter of 2000. On the supply side, the strong economy bolstered the financial stability of many municipal issuers and curtailed their borrowing needs. In addition, refinancing of old debt came to a virtual standstill as higher interest rates eliminated the financial incentive to retire old debt.

     Meanwhile, demand for municipal bonds firmed. Stock market volatility and attractive yields triggered increased buying activity in the municipal market.

HIGH-QUALITY BONDS OUTPERFORM

     Investment-grade municipal bonds (those rated BBB or higher) outpaced lower-rated and non-rated bonds--the so-called "high-yield" sector--during the period. Much of this sector's underperformance can be attributed to heavy tax-loss selling from late 1999 through early 2000 and concerns about health care and project finance bonds, which tainted the entire high-yield market. We think the high-yield sell-off was overdone--the strength of the U.S. economy lifted the credit quality of the high-yield sector, as well as the municipal market as a whole.

[left margin]

"AS SHORT-TERM INTEREST RATES SOARED, MUNICIPAL BOND YIELDS ROSE AND PRICES
FELL."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED MAY 31, 2000
   MERRILL LYNCH 0- TO 3-YEAR
      MUNICIPAL INDEX                 2.68%
   LEHMAN BROS. 5-YEAR
      MUNICIPAL GO INDEX              0.65%
   LEHMAN BROS. LONG-TERM
      MUNICIPAL BOND INDEX           -4.45%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below]

RISING & FLATTENING MUNICIPAL YIELD CURVE

             5/31/99         11/30/99         5/31/00
YEARS TO
MATURITY
1            3.29%            3.89%            4.70%
2            3.52%            4.12%            4.89%
3            3.71%            4.30%            4.99%
4            3.88%            4.44%            5.06%
5            4.00%            4.55%            5.11%
6            4.10%            4.64%            5.15%
7            4.19%            4.72%            5.19%
8            4.28%            4.80%            5.23%
9            4.37%            4.88%            5.27%
10           4.45%            4.96%            5.31%
11           4.53%            5.06%            5.36%
12           4.61%            5.14%            5.42%
13           4.67%            5.22%            5.47%
14           4.75%            5.30%            5.53%
15           4.84%            5.38%            5.59%
16           4.88%            5.44%            5.64%
17           4.92%            5.50%            5.70%
18           4.96%            5.56%            5.75%
19           4.99%            5.62%            5.81%
20           5.02%            5.68%            5.87%
21           5.03%            5.68%            5.88%
22           5.04%            5.69%            5.89%
23           5.05%            5.69%            5.90%
24           5.05%            5.70%            5.91%
25           5.06%            5.71%            5.91%
26           5.06%            5.71%            5.92%
27           5.06%            5.71%            5.92%
28           5.07%            5.72%            5.93%
29           5.07%            5.72%            5.93%
30           5.08%            5.73%            5.94%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Municipal Credit Review
--------------------------------------------------------------------------------

STRONG ECONOMY BOOSTS  CREDIT QUALITY

     Robust U.S. economic growth continued to bolster municipal credit quality during the year ended May 31, 2000. Although housing and retail sales slowed slightly in response to rising interest rates, sales remained solid thanks to strong wealth gains and rising personal incomes.

     The first quarter of 2000 also marked the 18th consecutive quarter in which municipal credit rating upgrades exceeded downgrades. The generally positive municipal credit environment is reflected in the accompanying map, which shows each state's credit rating as of May 31, 2000.

SECTOR ANALYSIS

     Tax-backed bonds remained among the prime beneficiaries of the nation's ongoing economic strength. Brisk consumer spending and healthy real estate activity lifted sales and property tax collections, while vigorous wage and salary growth helped buoy income tax receipts. Over 30 states received higher-than-budgeted revenues during fiscal 1999 for sales, personal income, and corporate taxes. Only nine states received less than was budgeted.

     Credit trends among bonds backed by revenue from specific municipal projects or entities were decidedly more mixed. A healthy economy helped maintain strong revenue trends for water, sewer, transportation, and housing sectors. However, cutbacks in reimbursements from government and managed-care health plans as well as rising labor costs continued to weigh heavily on the health care sector.

REGIONAL PERFORMANCE

     During 1999, credit rating upgrades significantly exceeded the number of downgrades in every region, underscoring the breadth of the current U.S. economic expansion.

     The greatest number of upgrades occurred in the Great Lakes region--which benefited from improved economic diversification away from its traditional manufacturing base--followed by the Southeast region. Even former laggards Alaska, which has benefited from higher oil prices, and Hawaii, which has profited from stronger tourism and better economic conditions in Japan, rebounded in 2000.

     Meanwhile, the Mid-Atlantic states experienced slightly more downgrades, due to the tough operating environment for the region's not-for-profit hospitals.

E-COMMERCE AND SALES TAXES

     The rise of sales of goods and services on the Internet--which are not taxed currently by municipal issuers--has raised questions about lost tax receipts and their impact on municipal bond credit quality. While we are watching developments closely, our view is that even if e-commerce volume increases 10-fold over the next few years, it will represent only about 10% of total retail transactions and therefore doesn't represent a serious threat to the tax bases of most states and municipalities.

[right margin]

"CREDIT RATING UPGRADES SIGNIFICANTLY EXCEEDED THE NUMBER OF DOWNGRADES IN EVERY REGION, UNDERSCORING THE BREADTH OF THE CURRENT U.S. ECONOMIC EXPANSION."

[map chart - data below]

NATIONAL CREDIT QUALITY AS OF MAY 31, 2000

STATE                       S&P RATING
Alabama                         AA
Alaska                          AA
Arizona                         AA
Arkansas                        AA
California                      AA
Colorado                        AA
Connecticut                     AA-
Delaware                        AAA
District Of Columbia            BB
Florida                         AA+
Georgia                         AAA
Hawaii                          A+
Idaho                           AA
Illinois                        AA
Indiana                         AA
Iowa                            AA
Kansas                          AA
Kentucky                        AA
Louisiana                       A-
Maine                           AA+
Maryland                        AAA
Massachusetts                   AA-
Michigan                        AA+
Minnesota                       AAA
Mississippi                     AA
Missouri                        AAA
Montana                         AA-
Nebraska                        Not Rated
Nevada                          AA
New Hampshire                   AA+
New Jersey                      AA+
New Mexico                      AA+
New York                        A
North Carolina                  AAA
North Dakota                    AA-
Ohio                            AA+
Oklahoma                        AA
Oregon                          AA
Pennsylvania                    AA-
Rhode Island                    AA-
South Carolina                  AAA
South Dakota                    Not Rated
Tennessee                       AAA
Texas                           AA
Utah                            AAA
Vermont                         AA-
Virginia                        AAA
Washington                      AA+
West Virginia                   AA-
Wisconsin                       AA
Wyoming                         AA

Source: Standard & Poor's

Credit ratings are defined on page 40.


                                                www.americancentury.com      5


Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                            MERRILL LYNCH            SHORT/INTERMEDIATE
             LIMITED-TERM    0- TO 3-YEAR          MUNICIPAL DEBT FUNDS(2)
               TAX-FREE     MUNICIPAL INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)     0.67%           1.53%             0.38%             --
1 YEAR          1.14%           2.68%             0.27%         4 OUT OF 41
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         3.68%           4.07%             3.13%         3 OUT OF 38
5 YEARS         3.97%           4.18%             3.59%         7 OUT OF 26
LIFE OF FUND    3.98%           4.06%            3.90%(3)      7 OUT OF 15(3)

The fund's inception date was 3/1/93.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/93, the date nearest the fund's inception for which return data are available.

See pages 40-42 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 5/31/00 Limited-Term Tax-Free $13,271 Merrill Lynch 0- to 3-Year
   Municipal Index               $13,345

                                        Merrill Lynch
                   Limited-Term         0- to 3-Year
                     Tax-Free          Municipal Index
DATE                  VALUE                 VALUE
3/1/1993             $10,000               $10,000
3/31/1993            $10,014                $9,991
6/30/1993            $10,132               $10,110
9/30/1993            $10,227               $10,149
12/31/1993           $10,337               $10,321
3/31/1994            $10,322               $10,318
6/30/1994            $10,426               $10,395
9/30/1994            $10,524               $10,498
12/31/1994           $10,591               $10,457
3/31/1995            $10,790               $10,693
6/30/1995            $10,964               $10,903
9/30/1995            $11,110               $11,063
12/31/1995           $11,305               $11,212
3/31/1996            $11,364               $11,324
6/30/1996            $11,434               $11,402
9/30/1996            $11,564               $11,534
12/31/1996           $11,721               $11,672
3/31/1997            $11,768               $11,728
6/30/1997            $12,007               $11,906
9/30/1997            $12,204               $12,072
12/31/1997           $12,378               $12,220
3/31/1998            $12,501               $12,355
6/30/1998            $12,627               $12,474
9/30/1998            $12,892               $12,678
12/31/1998           $13,012               $12,832
3/31/1999            $13,112               $12,950
6/30/1999            $13,006               $12,973
9/30/1999            $13,116               $13,081
12/31/1999           $13,164               $13,154
3/31/2000            $13,291               $13,304
5/31/2000            $13,271               $13,345

$10,000 investment made 3/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Merrill Lynch 0- to 3-Year Municipal Index is provided for comparison in each graph. Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                                        Merrill Lynch
                   Limited-Term         0- to 3-Year
                     Tax-Free          Municipal Index
DATE                  RETURN               RETURN
5/31/1993*             0.76%               0.23%
5/31/1994              3.26%               4.02%
5/31/1995              5.00%               4.31%
5/31/1996              4.32%               4.62%
5/31/1997              4.49%               4.08%
5/31/1998              5.79%               4.96%
5/31/1999              4.15%               4.58%
5/31/2000              1.14%               2.68%

* From 3/1/93 (the fund's inception date) to 5/31/93.


6      1-800-345-2021


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Bryan Karcher]

     An interview with Bryan Karcher, a portfolio manager on the Limited-Term Tax-Free fund investment team.

HOW DID LIMITED-TERM TAX-FREE PERFORM DURING THE FISCAL YEAR ENDED MAY 31, 2000?

     Rising interest rates meant bond returns hit a rough patch over the past year (see page 4). However, the portfolio performed very well relative to other short-term municipal funds. For the fiscal year, the fund's total return of 1.14% ranked in the top 10% of the 41 "Short/Intermediate Municipal Debt Funds" tracked by Lipper Inc. Limited-Term Tax-Free's longer-term returns were also better than average. (See the previous page for additional returns and performance comparisons.)

HOW DID THE PORTFOLIO'S YIELD COMPARE?

     On May 31, 2000, the portfolio had a 30-day SEC yield of 4.69%, while the average short/intermediate municipal fund had a yield of 4.32%. So, even though the fiscal year was a difficult one for bond investors in terms of total return, the good news is that we were able to offer shareholders very attractive tax-free yields. The portfolio's tax-equivalent yield for shareholders in the highest federal tax bracket was 7.76% (see the yield table at right).

WHY DID LIMITED-TERM TAX-FREE OUTPERFORM MOST OF ITS PEERS?

     We try to give shareholders a pure play on short-term municipal bonds, so we don't typically make big bets on the direction of interest rates. Instead, we try to add value by adjusting the fund's maturity structure, as well as looking for undervalued securities or sectors of the municipal market. We believe that strategy helped our relative performance in recent months because interest rates were very volatile.

     Let's look at the five-year U.S. Treasury note yield as an example--it's a good benchmark for short-term bond yields. Its yield went from 6.11% on December 1, 1999, to 6.77% by mid-February before falling back to 6.06% in April. But by the middle of May, the yield was back up to 6.81%. Portfolio managers who made big bets on interest rates likely saw their relative performance fluctuate sharply during that period.

YOU MENTIONED THAT YOU MADE SOME CHANGES TO THE FUND'S MATURITY STRUCTURE. CAN YOU EXPLAIN THAT?

     One way to add return is to position the portfolio to benefit from changes in the shape of the municipal yield curve (you can see how the municipal yield curve changed in the last year on page 4). Late last year, the short end of the municipal yield curve was relatively steep--meaning there was a pronounced difference between the yields of one-year bonds and those of five-year bonds. But with the Federal Reserve raising interest rates, short-term bond yields rose faster than longer-term yields. That caused the yield curve to flatten in 2000.

[right margin]

YIELDS AS OF MAY 31, 2000
   30-DAY SEC YIELD                4.69%
   30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET            6.51%
      31.0% TAX BRACKET            6.80%
      36.0% TAX BRACKET            7.33%
      39.6% TAX BRACKET            7.76%

PORTFOLIO AT A GLANCE
                           5/31/00      5/31/99
NUMBER OF SECURITIES         35           40
WEIGHTED AVERAGE
   MATURITY                3.7 YRS      3.5 YRS
AVERAGE DURATION           3.1 YRS      3.0 YRS
EXPENSE RATIO               0.51%        0.51%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                          % OF FUND INVESTMENTS
                           AS OF        AS OF
                          5/31/00      11/30/99
AAA                         63%           66%
AA                          10%           10%
A                           18%           10%
BBB                          9%           14%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 40 for more information.

Investment terms are defined in the Glossary on pages 42-43.


                                                www.americancentury.com      7


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     When the yield curve flattens, a "barbell" maturity structure performs best. A barbell concentrates a portfolio around two maturities--one shorter and one longer. We maintained a barbell late last year and in early 2000 by concentrating the portfolio in bonds with two- to three-year maturities on the one hand and five- to seven-year maturities on the other. That helped Limited-Term Tax-Free hold up better because our longer-term bonds were hurt less by rising rates.

CAN YOU GIVE AN EXAMPLE OF HOW INDIVIDUAL SECURITY SELECTION HELPED RETURNS?

     We were able to boost our yield and return by adding a modest number of "forward settlements." In a forward settlement, we agree to buy a bond at some future date. Forward settlements pay additional yield to compensate for the risk that interest rates will rise sharply in the interim.

     We bought securities with settlement dates about two months out. We think that's a reasonable amount of time for the extra yield we were able to pick up. For instance, we were able to earn an additional 20 basis points (or 0.20%) in yield by agreeing to purchase a bond for settlement in two months. We think we've done a good job of weighing the additional yield these securities offer versus the additional risk they present over a limited time.

WHAT CHANGES DID YOU MAKE TO THE FUND'S SECTOR WEIGHTINGS?

     There were few big sector winners in the municipal market last year; on the other hand, health care bonds were the clear losers. We lightened our weighting in these bonds throughout the past year. This sector performed poorly for a couple of reasons. First, problems among a handful of health care bond issuers tarred the entire sector, resulting in credit rating downgrades. Second, the IRS reviewed some recent hospital issues to see if they actually qualify for tax-exempt status. Being underweight in hospital bonds helped our return.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

     Our outlook is mildly positive. In the last year, the Fed raised interest rates six times in an effort to rein in economic growth. Recent data show the U.S. economy slowing, so we think the Fed's work is largely done. As a result, we think interest rates are probably nearing their peak. In addition, yields on tax-free municipal bonds are attractive when measured against yields on fully taxable investments, such as Treasurys.

     However, we may continue to see interest rate volatility until the market gets a clearer picture on the economy and rates. All the rate volatility has also made for a mixed supply and demand outlook for municipal bonds. Given that uncertainty, we're likely to maintain our neutral stance on interest rates in the near term and try to add value through individual security selection.

[left margin]

"WE'RE LIKELY TO MAINTAIN OUR NEUTRAL STANCE ON INTEREST RATES IN THE NEAR TERM AND TRY TO ADD VALUE THROUGH INDIVIDUAL SECURITY SELECTION."

TOP FIVE STATES (AS OF 5/31/00)
                 % OF FUND INVESTMENTS
COLORADO                 15.8%
OKLAHOMA                 10.0%
TEXAS                     9.2%
WASHINGTON                8.7%
NEW YORK                  7.1%

TOP FIVE STATES (AS OF 11/30/99)
                 % OF FUND INVESTMENTS
TEXAS                     9.7%
MICHIGAN                  8.9%
FLORIDA                   6.6%
ILLINOIS                  6.4%
PUERTO RICO               5.8%


8      1-800-345-2021


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 95.7%
ALASKA -- 2.9%
                  $1,000   Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/05 (FSA)                       $ 1,013
                                                                        -------
ARIZONA -- 3.6%
                     715   Coconino County Unified School
                              District No. 1 Flagstaff GO,
                              5.25%, 7/1/03 (FSA)                           719
                     525   Maricopa County COP, 5.625%,
                              6/1/00                                        525
                                                                        -------
                                                                           1,244
                                                                        -------
COLORADO -- 15.8%
                   1,000   Denver City & County Airport Rev.,
                              Series 1996 B, 5.25%,
                              11/15/02 (MBIA)                             1,003
                     500   Denver Health & Hospital Rev.,
                              Series 1998 A, 4.75%,
                              12/1/01                                       495
                   1,000   Highlands Ranch Metropolitan
                              District #2 GO, 6.00%,
                              6/15/02 (FSA)                               1,019
                   1,000   Regional Transportation District
                              COP, Series 2000 A, (Transit
                              Vehicles), 5.25%, 6/1/04
                              (MBIA)                                      1,005
                   2,000   Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 A, (Refunding &
                              Improvement), 5.45%, 12/1/04
                              (LOC: Banque Nationale de
                              Paris S.A.)                                 1,968
                                                                        -------
                                                                           5,490
                                                                        -------
FLORIDA -- 5.4%
                     705   Atlantic Beach Health Care
                              Facilities Rev., (Fleet Landing),
                              5.00%, 10/1/02 (ACA)                          700
                     200   Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.70%,
                              10/1/05 (GNMA/FNMA)                           194
                   1,000   Florida Rural Utility Financing
                              Community Rev., (Public Projects
                              Construction), 5.25%, 9/1/01                1,005
                                                                        -------
                                                                           1,899
                                                                        -------
HAWAII -- 5.7%
                   1,000   Hawaii Airport System Rev.,
                              Series 1994-3, 5.70%, 7/1/07
                              (AMBAC)                                     1,010
                   1,000   Hawaii Harbor System Rev.,
                              Series 2000 A, 5.125%,
                              7/1/05 (FSA)                                  987
                                                                        -------
                                                                           1,997
                                                                        -------

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
ILLINOIS -- 5.8%
                  $1,000   Illinois State GO, 5.125%,
                              12/1/05 (FGIC)                            $   998
                   1,000   University of Illinois COP, (Utility
                              Infrastructure), 5.75%, 8/15/08
                              (MBIA)                                      1,024
                                                                        -------
                                                                           2,022
                                                                        -------
MICHIGAN -- 4.6%
                     600   Detroit GO, Series 1995 A,
                              6.10%, 4/1/03                                 611
                   1,000   Michigan Hospital Finance Auth.
                              Rev., Series 1999 A,
                              (Ascension Health Credit),
                              5.25%, 11/15/05 (MBIA)                        989
                                                                        -------
                                                                           1,600
                                                                        -------
MISSISSIPPI -- 4.3%
                   1,490   Walnut Grove Correctional Auth.
                              COP, 5.25%, 11/1/04
                              (AMBAC)                                     1,492
                                                                        -------
NEBRASKA -- 5.7%
                   1,000   American Public Energy Agency
                              Nebraska Gas Supply Rev.,
                              Series 1999 A, (Nebraska
                              Public Gas Agency), 3.35%,
                              6/1/00 (AMBAC)                              1,000
                   1,000   Douglas County School District
                              No. 17 GO, Series 1994 A,
                              (Millard), 5.05%, 5/15/01
                              (MBIA)                                      1,000
                                                                        -------
                                                                           2,000
                                                                        -------
NEW YORK -- 7.1%
                   1,000   New York City GO, Series
                              1998 H, 5.00%, 8/1/03                         994
                     500   New York State Dormitory Auth.
                              Rev., Series 1998 I, (New York
                              Downtown Hospital), 4.80%,
                              2/15/06                                       479
                   1,000   New York State Urban
                              Development Corp. Rev., Series
                              1993-4, (Correctional Facilities),
                              5.20%, 1/1/04                                 994
                                                                        -------
                                                                           2,467
                                                                        -------
OKLAHOMA -- 10.0%
                   2,400   Moore GO, 6.00%, 4/1/04
                              (MBIA)                                      2,472
                   1,000   Tulsa Public Facilities Auth.
                              Solidwaste Steam & Electric
                              Rev., Series 1994 A, (Ogden
                              Martin System), 5.25%,
                              11/1/02 (AMBAC)                             1,001
                                                                        -------
                                                                           3,473
                                                                        -------
SOUTH CAROLINA -- 2.5%
                     855   Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.00%, 1/1/02
                              (FGIC)                                        868
                                                                        -------


See Notes to Financial Statements                www.americancentury.com      9


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
TENNESSEE -- 2.7%
                  $1,000   Knox County Health, Educational
                              & Housing Facilities Board Rev.,
                              (University Health System Inc.),
                              5.10%, 4/1/07                             $   932
                                                                        -------
TEXAS -- 9.2%
                   1,000   Corpus Christi Utility System Rev.,
                              5.50%, 7/15/07 (FSA)                        1,011
                     685   Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.00%, 8/15/00                                684
                   1,000   Houston Airport System Rev.,
                              Series 1998 A, (Sub Lien),
                              5.50%, 7/1/04 (FGIC)                        1,007
                     500   Houston Water & Sewer System
                              Rev., Series 1992 C, (Junior
                              Lien), 5.90%, 12/1/05 (MBIA)                  517
                                                                        -------
                                                                           3,219
                                                                        -------
WASHINGTON -- 8.7%
                   1,000   Clark County Public Utility District
                              No. 1 Electric Rev., 6.20%,
                              1/1/03 (FGIC)                               1,023
                   2,000   Port Seattle GO, 5.50%, 5/1/06                 2,008
                                                                        -------
                                                                           3,031
                                                                        -------

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------

WISCONSIN -- 1.7%
                 $   600   Milwaukee GO, Series 1999 O,
                              4.75%, 6/15/03                            $   593
                                                                        -------
TOTAL MUNICIPAL SECURITIES                                               33,340
                                                                        -------
   (Cost $33,570)

SHORT-TERM MUNICIPAL SECURITIES -- 4.3%
MASSACHUSETTS
                   1,500   Koch Certificates Trust Rev.,
                              Series 1999-4, VRDN, 4.94%,
                              6/1/00 (AMBAC) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 5/31/00, Cost
                              $1,500)(1)                                  1,500
                                                                        -------
   (Cost $1,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $34,840
                                                                        =======
   (Cost $35,070)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2000.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2000, was $1,500 (in thousands) which represented 4.6% of net assets.


10      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                              LEHMAN 5-YEAR       INTERMEDIATE MUNICIPAL
          INTERMEDIATE-TERM     MUNICIPAL              DEBT FUNDS(2)
              TAX-FREE          GO INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)    1.18%             0.58%             0.33%             --
1 YEAR         0.44%             0.65%            -1.04%        10 OUT OF 125
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        4.00%             4.13%             3.35%        8 OUT OF 115
5 YEARS        4.48%             4.64%             4.12%        23 OUT OF 100
10 YEARS       5.80%             6.05%             5.84%        13 OUT OF 24

The fund's inception date was 3/2/87.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 40-42 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 5/31/00
Intermediate-Term Tax-Free       $17,573
Lehman 5-Year Municipal
   GO Index                      $17,997

                 Intermediate-Term      Lehman 5-Year
                     Tax-Free        Municipal GO Index
DATE                  VALUE                 VALUE
5/31/1990            $10,000               $10,000
5/31/1991            $10,915               $10,933
5/31/1992            $11,815               $11,899
5/31/1993            $12,840               $13,017
5/31/1994            $13,189               $13,420
5/31/1995            $14,118               $14,345
5/31/1996            $14,699               $15,025
5/31/1997            $15,624               $15,938
5/31/1998            $16,811               $17,046
5/31/1999            $17,496               $17,881
5/31/2000            $17,573               $17,997

$10,000 investment made 5/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Intermediate-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MAY 31)

                 Intermediate-Term      Lehman 5-Year
                     Tax-Free        Municipal GO Index
DATE                  RETURN               RETURN
5/31/1991              9.15%               9.33%
5/31/1992              8.25%               8.84%
5/31/1993              8.67%               9.39%
5/31/1994              2.72%               3.10%
5/31/1995              7.04%               6.89%
5/31/1996              4.12%               4.74%
5/31/1997              6.29%               6.08%
5/31/1998              7.60%               6.95%
5/31/1999              4.07%               4.90%
5/31/2000              0.44%               0.65%


                                                 www.americancentury.com      11


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Intermediate-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED MAY 31, 2000?

     Intermediate-Term Tax-Free continued to outpace the majority of its peers, though rising interest rates (see page 4) dampened absolute performance. The fund returned 0.44% for the year, compared with the -1.04% average return of the 125 funds in Lipper Inc.'s "Intermediate Municipal Debt Funds" category.

     Based on that performance, Intermediate-Term Tax-Free ranked in the top 10% of its Lipper group for the year ended May 31, 2000, as well as for the three-year period ended the same. The fund's benchmark, the Lehman 5-Year Municipal GO Index, returned 0.65% for the 12 months. (See the previous page for further performance comparisons.)

     In addition, Intermediate-Term Tax-Free's 30-day SEC yield of 5.03% on May 31, 2000 compared very favorably with the 4.60% average yield of the fund's Lipper category.

WHAT WERE SOME OF THE REASONS BEHIND THE FUND'S ONGOING SUCCESS?

     Duration management and strategic positioning of the portfolio's bond maturity structure played a big part in helping the fund outperform.

     Low expenses were another important factor. As of May 31, 2000, fund expenses were only 0.51%, compared with the 0.91% average expense ratio charged by the fund's Lipper peers.

CAN YOU ELABORATE ON YOUR DURATION MANAGEMENT?

     We generally keep the fund's duration--a measure of the portfolio's price sensitivity to changes in interest rates--fairly close to that of its Lipper peers. That's important because making large duration bets can lead to unpredictable returns. It's extremely difficult to gauge how much interest rates will rise or fall at any given time, let alone for a protracted period. A wrong duration bet can quickly erase other hard-earned gains.

     However, we began increasing duration a little toward the end of May by adding longer-term discount bonds--bonds with coupons below prevailing market interest rates--that had become attractive relative to shorter-term bonds.

     By the end of May, Intermediate-Term Tax-Free had a slightly longer duration than its peers. That position ultimately proved beneficial when municipal bonds rallied in late May and June.

HOW ELSE DID YOU BOOST PERFORMANCE?

     Intermediate-Term Tax-Free's bond maturity structure also helped. Six months ago, the fund was barbelled--heavily weighted at the ends of the fund's maturity spectrum, with little in between. We concentrated our holdings in the two- to four-year, and 10-plus year areas. That paid off when the municipal yield curve flattened--short-term bond yields rose more than long-term ones. Recently, we've begun to unwind the barbell, but the portfolio is still modestly barbelled and will likely remain so for the near future.

[left margin]

YIELDS AS OF MAY 31, 2000
   30-DAY SEC YIELD               5.03%
   30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET           6.99%
      31.0% TAX BRACKET           7.29%
      36.0% TAX BRACKET           7.86%
      39.6% TAX BRACKET           8.33%

PORTFOLIO AT A GLANCE
                          5/31/00      5/31/99
NUMBER OF SECURITIES        99           109
WEIGHTED AVERAGE
   MATURITY               9.9 YRS      8.7 YRS
AVERAGE DURATION          5.6 YRS      5.5 YRS
EXPENSE RATIO              0.51%        0.51%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                         % OF FUND INVESTMENTS
                          AS OF        AS OF
                         5/31/00      11/30/99
AAA                        75%           80%
AA                          8%           12%
A                          10%            5%
BBB                         7%            3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 40 for more information.

Investment terms are defined in the Glossary on pages 42-43.


12      1-800-345-2021


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Our ability to capitalize on supply and demand imbalances in various states was another factor that enhanced returns. We often buy a particular state's municipals when supply is relatively heavy (and prices tend to be cheaper), sell when supply is low (and prices tend to be higher), and avoid states when their bonds seem overpriced.

     For example, California municipal bonds have been relatively expensive in recent months. Strong demand from wealthy stock market beneficiaries in search of diversification and tax-free investments has been a key driver, often causing California municipals to yield as much as 40 basis points (or 0.40%--a basis point equals 0.01%) less than similar municipals issued by other states. So we looked for better opportunities in states such as Arizona and Texas, where we found higher yields and lower prices, especially in May.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We're adopting a wait-and-see approach for now, but wouldn't be overly surprised if the Federal Reserve raised rates one or two more times this year. Although the Fed has already raised rates six times over the past year, signs of slowing economic growth are only beginning to appear and are still somewhat sporadic. In addition, inflation is still a concern. Oil prices are close to nine-year highs, and consumer prices are rising much faster this year than they did during 1998 or 1999.

     And even though second-quarter economic growth is expected to slow from its 5.5% annualized first-quarter pace, that slowdown may just be a seasonal phenomenon. During 1998 and 1999, second-quarter growth also slowed, only to rebound with a vengeance during the third quarter.

WITH THAT PERSPECTIVE IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We will probably keep duration slightly long relative to the fund's peers for now. We've chosen that approach because the municipal market's prospects are looking brighter, thanks to an expected supply and demand imbalance in the near future.

     Although demand has fluctuated over the last six months, it should increase significantly in July. That's because July is a big month for municipal securities--many bonds will mature or pay interest to investors. Even though not all of that money will necessarily work its way back into the municipal market, a good portion should. Add that cash influx to the fairly low issuance we've seen this year and the result should spell good news for the municipal market over the next couple of months.

[right margin]

"OUR ABILITY TO CAPITALIZE ON SUPPLY AND DEMAND IMBALANCES IN VARIOUS STATES WAS ANOTHER FACTOR THAT ENHANCED RETURNS."

TOP FIVE STATES (AS OF 5/31/00)
                  % OF FUND INVESTMENTS
TEXAS                     12.2%
WASHINGTON                 8.5%
NEW YORK                   7.6%
UTAH                       6.1%
COLORADO                   5.7%

TOP FIVE STATES (AS OF 11/30/99)
                  % OF FUND INVESTMENTS
NEW YORK                  11.2%
WASHINGTON                 9.7%
TEXAS                      6.6%
MASSACHUSETTS              5.8%
GEORGIA                    4.7%


                                                www.americancentury.com      13


Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100%
ALABAMA -- 1.5%
                  $1,000   Alabama Board of Education Rev.,
                              (Shelton State Community
                              College), 6.00%, 10/1/09
                              (MBIA)                                   $  1,034
                   1,165   Lauderdale County and Florence
                              Healthcare Auth. Rev. GO,
                              Series 1999 A, (Coffee Health
                              Group), 4.50%, 7/1/02 (MBIA)                1,145
                                                                       --------
                                                                           2,179
                                                                       --------
ALASKA -- 1.9%
                   1,670   Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/04 (FSA)                         1,690
                   1,055   Alaska Industrial Development &
                              Export Auth. Power Rev., Series
                              1998-1, (Snettisham), 5.25%,
                              1/1/04 (AMBAC)                              1,050
                      75   Alaska Industrial Development &
                              Export Auth. Power Rev., Series
                              1998-1, (Snettisham), 5.25%,
                              1/1/04 (AMBAC)(1)                              75
                                                                       --------
                                                                           2,815
                                                                       --------
ARIZONA -- 5.0%
                   1,110   Arizona COP, Series 1992 B,
                              5.90%, 9/1/02 (AMBAC)                       1,132
                   1,000   Mesa Utility System Rev., 5.25%,
                              7/1/16 (FGIC)                                 947
                   1,925   Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              12/1/29
                              (GNMA/FNMA/FHLMC)                           1,998
                   2,000   Pima County Unified School
                              District No. 1 GO, Series
                              1993 E, (Tucson), 5.25%,
                              7/1/08 (FGIC)                               2,002
                   1,420   Tucson GO, 5.00%, 7/1/19                       1,267
                                                                       --------
                                                                           7,346
                                                                       --------
CALIFORNIA -- 4.1%
                   1,855   Alisal Unified School District,
                              Series 2000 A, (Capital
                              Appreciation), 6.37%,
                              5/1/23 (FGIC)(2)                              443
                   1,010   California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1996 A, 5.60%, 8/1/09
                              (MBIA)                                      1,011
                   1,100   California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/04                   1,166
                   1,200   El Centro Financing Auth. Water
                              & Wastewater Rev., Series
                              1997 A, 5.125%, 10/1/27
                              (AMBAC)                                     1,058

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------

                  $2,000   Orange County Water District
                              COP, Series 1999 A, 5.25%,
                              8/15/22                                  $  1,827
                   1,550   Placer Unified High School
                              District GO, Series 2000 A,
                              (Capital Appreciation), 6.28%,
                              8/1/18 (FGIC)(2)(3)                           526
                                                                       --------
                                                                           6,031
                                                                       --------
COLORADO -- 5.7%
                   1,000   Denver Sales Tax Rev., Series
                              1991 A, (Major League
                              Baseball Stadium District),
                              6.10%, 10/1/01 (FGIC)                       1,016
                   3,410   Regional Transportation District
                              COP, Series 2000 A, (Transit
                              Vehicles), 5.25%, 6/1/04
                              (MBIA)                                      3,428
                   4,000   Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 B, 5.45%,
                              12/1/20 (LOC: Allied Irish
                              Bank PLC)                                   3,936
                                                                       --------
                                                                           8,380
                                                                       --------
DISTRICT OF COLUMBIA -- 2.4%
                   1,000   District of Columbia Hospital Rev.,
                              Series 1993 A, (Medlantic
                              Health Care Group), 5.25%,
                              8/15/02 (MBIA)(1)                           1,004
                   1,155   District of Columbia Rev.,
                              (Gonzaga College High School),
                              5.20%, 7/1/12 (FSA)                         1,099
                   1,275   Metropolitan Washington D.C.
                              Airports Auth. Rev., Series
                              1992 A, 6.30%, 10/1/03
                              (MBIA)                                      1,319
                                                                       --------
                                                                           3,422
                                                                       --------
FLORIDA -- 2.3%
                   2,000   Florida Rural Utility Financing
                              Community Rev., (Public
                              Projects Construction), 5.25%,
                              9/1/01                                      2,009
                   1,000   Florida Turnpike Auth. Rev., Series
                              1993 A, (Department of
                              Transportation), 5.00%, 7/1/16
                              (FGIC)                                        932
                     345   Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.35%, 10/1/00                   344
                                                                       --------
                                                                           3,285
                                                                       --------
GEORGIA -- 3.6%
                   1,000   Atlanta Airport Facilities Rev.,
                              7.00%, 1/1/01                               1,013
                   1,000   Atlanta Water and Sewer Rev.,
                              (Second Lien), 6.00%, 1/1/05
                              (FGIC)(1)                                   1,036
                   2,120   Georgia State GO, Series 1999 D,
                              5.80%, 11/1/05                              2,191


14      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------

                  $1,000   Metropolitan Atlanta Rapid Transit
                              Auth. Sales Tax Rev., Series
                              1991 M, 6.05%, 7/1/01(4)                 $  1,013
                                                                       --------
                                                                           5,253
                                                                       --------
HAWAII -- 1.8%
                   2,000   Hawaii Airport System Rev.,
                              Series 2000 B, 6.625%,
                              7/1/17 (FGIC)                               2,100
                     500   Maui County GO, Series 2000 A,
                              6.50%, 3/1/18 (FGIC)                          523
                                                                       --------
                                                                           2,623
                                                                       --------
ILLINOIS -- 3.1%
                   1,185   Chicago Wastewater Transmission
                              Rev., (Second Lien), 5.00%,
                              1/1/02 (MBIA)                               1,184
                   1,000   Illinois Rural Bond Bank Public
                              Projects Construction Notes,
                              5.25%, 11/1/01                              1,005
                   2,250   Illinois State GO, 6.00%, 10/1/01              2,283
                                                                       --------
                                                                           4,472
                                                                       --------
INDIANA -- 5.4%
                   1,000   Center Grove High School
                              Building Corp. Rev., 3.90%,
                              1/5/03 (FSA)                                  956
                   1,900   Indiana Health Facilities Financing
                              Auth. Hospital Rev., (Holy Cross
                              Health System Corp.), 5.375%,
                              12/1/12 (MBIA)                              1,822
                   5,000   Indianapolis Airport Auth. Rev.,
                              (Special Facilities-Federal
                              Express Corp.), 7.10%, 1/15/17              5,134
                                                                       --------
                                                                           7,912
                                                                       --------
KANSAS -- 0.3%
                     500   Kansas Department of
                              Transportation Highway Rev.,
                              5.375%, 3/1/13                                486
                                                                       --------
MISSISSIPPI -- 1.8%
                   1,200   Mississippi Development Special
                              Obligation Rev., (Mississippi
                              Natural Gas), 4.125%, 1/1/06
                              (MBIA)                                      1,083
                   1,510   Walnut Grove Correctional Auth.
                              COP, 5.25%, 11/1/03
                              (AMBAC)                                     1,513
                                                                       --------
                                                                           2,596
                                                                       --------
MISSOURI -- 2.0%
                   3,000   Missouri Health & Educational
                              Facilities Auth. Rev., Series
                              1998 A, (Park Lane Medical
                              Center), 5.60%, 1/1/15 (MBIA)               2,969
                                                                       --------
NEVADA -- 0.6%
                   1,000   Clark County School District GO,
                              Series 1997 B, (Building &
                              Renovation), 5.25%, 6/15/17
                              (FGIC)                                        927
                                                                       --------

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
NEW JERSEY -- 2.8%
                  $1,030   Atlantic City Board of Education
                              GO, 6.00%, 12/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(1)                               $  1,073
                   1,410   New Jersey Educational Facilities
                              Auth. Rev., Series 1994 A,
                              (New Jersey Institute of
                              Technology), 5.90%, 7/1/08
                              (MBIA)                                      1,456
                   1,600   New Jersey Health Care Facilities
                              Financing Auth. Rev., (Rahway
                              Hospital Obligation Group),
                              5.00%, 7/1/05 (ACA)                         1,553
                                                                       --------
                                                                           4,082
                                                                       --------
NEW MEXICO -- 0.7%
                   1,000   New Mexico Mortgage Finance
                              Auth. Rev., Series 1999 D-2,
                              (Single Family Mortgage),
                              6.75%, 9/1/29
                              (GNMA/FNMA/FHLMC)                           1,045
                                                                       --------
NEW YORK -- 7.6%
                   1,650   New York City Municipal Water
                              Finance Auth. Water & Sewer
                              System Rev., Series 1996 A,
                              5.625%, 6/15/19 (MBIA)                      1,599
                   1,500   New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/04                              1,564
                   1,000   New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/06                              1,054
                   1,000   New York State Dormitory Auth.
                              Rev., Series 1996 E, (Mental
                              Health Service Facility), 6.00%,
                              8/15/04 (AMBAC)                             1,033
                     635   New York State Dormitory Auth.
                              Rev., Series 1998 I, (New York
                              Downtown Hospital), 4.80%,
                              2/15/06                                       609
                   1,000   New York State Thruway Auth.
                              Service Contract Rev., 5.30%,
                              4/1/04                                        999
                   1,000   New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/04                                      1,006
                   1,160   New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/06                                      1,162
                   1,000   New York State Urban
                              Development Corp. Rev., Series
                              1996 A, 6.25%, 4/1/05
                              (MBIA)                                      1,045
                   1,000   Niagara Falls Bridge Commission
                              Toll Rev., Series 1993 B, 5.25%,
                              10/1/15 (FGIC)                                965
                                                                       --------
                                                                          11,036
                                                                       --------


See Notes to Financial Statements               www.americancentury.com      15


Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
NORTH CAROLINA -- 1.4%
                  $2,000   North Carolina Eastern Municipal
                              Power Agency System Rev.,
                              Series 1993 B, 6.00%, 1/1/06
                              (FSA)                                    $  2,067
                                                                       --------
OHIO -- 3.9%
                   1,200   Ohio Higher Educational Facility
                              Commission Rev., (University of
                              Dayton), 5.55%, 12/1/07
                              (FGIC)                                      1,220
                   3,320   Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              6.00%, 12/1/05 (MBIA)                       3,456
                   1,000   Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              5.625%, 12/1/06 (MBIA)                      1,024
                                                                       --------
                                                                           5,700
                                                                       --------
OKLAHOMA -- 1.8%
                   2,500   Oklahoma Industrial Auth. Health
                              System Rev., Series 1995 C,
                              7.00%, 8/15/04 (AMBAC)(1)                   2,675
                                                                       --------
OREGON -- 2.0%
                   1,805   Lane County School District
                              No. 19 GO, (Springfield),
                              6.375%, 10/15/04 (MBIA)                     1,911
                   1,000   Multnomah County Educational
                              Facilities Rev., (University of
                              Portland), 6.00%, 4/1/20                      971
                                                                       --------
                                                                           2,882
                                                                       --------
PENNSYLVANIA -- 2.8%
                   1,500   Pennsylvania State Turnpike
                              Commission Rev., Series
                              1991 L, 6.25%, 6/1/01
                              (AMBAC)                                     1,522
                   2,500   Philadelphia Water and
                              Wastewater Rev., 5.15%,
                              6/15/04 (FGIC)                              2,487
                                                                       --------
                                                                           4,009
                                                                       --------
PUERTO RICO -- 3.2%
                   2,500   Puerto Rico Commonwealth
                              Aqueduct & Sewer Auth. Rev.,
                              Series 1985 A, 9.00%, 7/1/05,
                              Prerefunded at 100% of Par
                              (FSA)(1)                                    2,851
                   2,000   Puerto Rico Electric Power Auth.
                              Rev., Series 1997 AA, 5.375%,
                              7/1/27 (MBIA)                               1,851
                                                                       --------
                                                                           4,702
                                                                       --------
RHODE ISLAND -- 0.7%
                   1,000   Cranston GO, 6.375%, 11/15/17
                              (FGIC)                                      1,041
                                                                       --------
SOUTH CAROLINA -- 1.3%
                   1,700   Florence Water & Sewer Rev.,
                              7.50%, 3/1/18 (AMBAC)                       1,936
                                                                       --------

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
TENNESSEE -- 0.9%
                  $1,600   Knox County Health, Educational
                              & Housing Facilities Board Rev.,
                              (University Health System Inc.),
                              5.625%, 4/1/24                           $  1,338
                                                                       --------
TEXAS -- 12.2%
                   1,000   Dallas-Fort Worth Regional
                              Airport Rev., Series 1994 A,
                              5.90%, 11/1/08 (MBIA)                       1,021
                   1,000   Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.90%, 8/15/07 (ACA)                          996
                   2,000   Houston Water & Sewer System
                              Rev., Series 1992 A, 6.375%,
                              12/1/22 (MBIA)                              2,067
                   3,000   Houston Water & Sewer System
                              Rev., Series 1997 C, (Junior
                              Lien), 5.375%, 12/1/27
                              (FGIC)                                      2,707
                   1,000   North East Independent School
                              District Texas GO, 4.50%,
                              2/1/16 (PSF)                                  833
                     500   North Texas Higher Education
                              Student Loan Rev., 6.875%,
                              4/1/02 (AMBAC)                                510
                   3,000   Nueces River Auth. Water Supply
                              Rev., (Facilities-Corpus Christi
                              Lake), 5.50%, 3/1/27 (FSA)                  2,791
                   2,315   Richardson Hospital Auth. Rev.,
                              6.75%, 12/1/23                              2,126
                   1,325   Spring Independent School
                              District GO, Series 1998 A,
                              4.60%, 8/15/13 (PSF)                        1,178
                   2,000   Texas Municipal Power Agency
                              Rev., 5.75%, 9/1/02 (MBIA)                  2,031
                   1,500   Texas Public Finance Auth.
                              Building Rev., (Technical
                              College), 6.25%, 8/1/09
                              (MBIA)                                      1,582
                                                                       --------
                                                                          17,842
                                                                       --------
UTAH -- 6.1%
                   1,000   Intermountain Power Agency
                              Power Supply Rev., Series
                              1993 A, 5.40%, 7/1/08
                              (MBIA)                                      1,001
                   1,700   Salt Lake City Municipal Building
                              Auth. Lease Rev., Series
                              1999 B, 5.50%, 10/15/14
                              (AMBAC)                                     1,664
                   1,000   Salt Lake County Municipal
                              Building Auth. Lease Rev.,
                              Series 1994 A, 6.00%,
                              10/1/07 (MBIA)                              1,027
                   1,290   Utah GO, Series 1998 A, 5.00%,
                              7/1/04                                      1,286
                   3,340   Utah GO, Series 1998 A, 5.00%,
                              7/1/06                                      3,311


16      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------

                 $   575   Utah Housing Finance Agency
                              Single Family Mortgage Rev.,
                              5.65%, 7/1/06                            $    576
                                                                       --------
                                                                           8,865
                                                                       --------
WASHINGTON -- 8.5%
                   1,000   Pierce County School District
                              No. 320 GO, 5.75%, 12/1/02                  1,014
                   1,000   Port of Seattle Rev., Series
                              1997 B, 5.10%, 10/1/03
                              (FGIC)                                        994
                   2,000   Snohomish County Public Utility
                              District No. 1 Electric Rev.,
                              5.625%, 1/1/05 (FGIC)                       2,030
                   1,000   Snohomish County School District
                              No. 15 GO, 6.125%, 12/1/03                  1,016
                   1,000   Tacoma Electric System Rev.,
                              6.10%, 1/1/07 (FGIC)                        1,033
                   1,000   Washington Public Power Supply
                              System Rev., Series 1990 B,
                              (Nuclear Project No. 1), 7.10%,
                              7/1/01 (FGIC)                               1,022
                   1,000   Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.30%,
                              7/1/00                                      1,002

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------

                 $   500   Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.00%,
                              7/1/01 (FGIC)                            $    511
                   1,000   Washington Public Power Supply
                              System Rev., Series 1993 A,
                              (Nuclear Project No. 1), 5.50%,
                              7/1/04                                      1,007
                   3,000   Washington State COP,
                              (Convention and Trade Center),
                              5.125%, 7/1/12 (MBIA)                       2,830
                                                                       --------
                                                                          12,459
                                                                       --------
WISCONSIN -- 2.6%
                   2,590   Wisconsin Health and Educational
                              Facilities Rev., (Aurora Medical
                              Group), 6.00%, 11/15/10
                              (FSA)                                       2,666
                   1,060   Wisconsin Health and Educational
                              Facilities Rev., Series 1991 B,
                              (Wausau Hospital), 6.30%,
                              8/15/00 (AMBAC)                             1,063
                                                                       --------
                                                                           3,729
                                                                       --------
TOTAL INVESTMENT SECURITIES -- 100.0%                                  $146,104
                                                                       ========
   (Cost $146,873)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

PSF = Permanent School Fund

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from its value at maturity.

(3)  When-issued security.

(4) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.


See Notes to Financial Statements               www.americancentury.com      17


Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                           LEHMAN LONG-TERM
              LONG-TERM       MUNICIPAL       GENERAL MUNICIPAL DEBT FUNDS(2)
               TAX-FREE      BOND INDEX       AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      1.31%          0.92%              0.29%            --
1 YEAR          -2.38%         -4.45%             -3.29%       82 OUT OF 272
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          3.43%          3.64%              2.93%       56 OUT OF 223
5 YEARS          4.57%          5.04%              3.99%       35 OUT OF 183
10 YEARS         6.36%          7.26%              6.22%       30 OUT OF 84

The fund's inception date was 3/2/87.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 40-42 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 5/31/00
Long-Term Tax-Free              $18,518
Lehman Long-Term Municipal
   Bond Index                   $20,152

                     Long-Term        Lehman Long-Term
                     Tax-Free       Municipal Bond Index
DATE                  VALUE                 VALUE
5/31/1990            $10,000               $10,000
5/31/1991            $10,951               $11,071
5/31/1992            $12,076               $12,293
5/31/1993            $13,356               $14,062
5/31/1994            $13,660               $14,187
5/31/1995            $14,813               $15,758
5/31/1996            $15,420               $16,453
5/31/1997            $16,737               $18,100
5/31/1998            $18,341               $20,212
5/31/1999            $18,972               $21,091
5/31/2000            $18,518               $20,152

$10,000 investment made 5/31/00

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each graph. Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MAY 31)

                     Long-Term        Lehman Long-Term
                     Tax-Free       Municipal Bond Index
DATE                  RETURN              RETURN
5/31/1991              9.51%              10.71%
5/31/1992             10.27%              11.04%
5/31/1993             10.60%              14.39%
5/31/1994              2.28%               0.89%
5/31/1995              8.44%              11.07%
5/31/1996              4.10%               4.41%
5/31/1997              8.54%              10.01%
5/31/1998              9.58%              11.67%
5/31/1999              3.44%               4.35%
5/31/2000             -2.38%              -4.45%


18      1-800-345-2021


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the Long-Term Tax-Free fund investment team.

HOW DID LONG-TERM TAX-FREE PERFORM DURING THE YEAR ENDED MAY 31, 2000?

     The fund outperformed most of its peers in a difficult period for municipal bond funds. Long-Term Tax-Free returned -2.38%, beating the -3.29% average return of the 272 "General Municipal Debt Funds" tracked by Lipper Inc.

     The fund's longer-term results were also better than those of most of its peers. For the three-, five-, and 10-year periods ended May 31, 2000, the fund ranked in the top 36% of its peer group (see the previous page for more fund performance comparisons).

     Additionally, Long-Term Tax-Free produced more federal tax-free income than its peers. The fund's 30-day SEC yield as of May 31, 2000 was 5.46%, compared with the 4.86% average yield of the Lipper category. The fund's yield translated into a tax-equivalent yield of 9.04% for investors in the highest (39.6%) federal income tax bracket (see the table at right).

WHY DID THE FUND BEAT ITS PEER AVERAGES DURING THE PAST 12 MONTHS?

     A key factor in the fund's outperformance was its below-average expenses. For the year ended May 31, 2000, the fund's expense ratio was 0.51%, compared with the 1.11% average for its Lipper category. All else being equal, lower expenses mean higher yields and returns.

     Another important factor that boosted the fund's performance was our "coupon barbell" strategy, meaning we had larger-than-average weightings in premium and discount bonds. Premiums trade above par (face value) and carry interest payments above prevailing market rates. Discount bonds trade below par and carry interest payments below prevailing market rates.

     We favored premium coupon bonds for their higher yield. The discount bond side of the barbell resulted when we bought discounts in early 1999 because we expected falling interest rates and global economic weakness. We thought the discount bonds would give the portfolio "call protection" if interest rates fell and "calls" (bond redemptions by issuers before maturity) became prevalent. This call protection lengthened the duration (heightened the interest rate sensitivity) of the portfolio last year.

     The increasingly long duration of our discount bond holdings detracted from performance when interest rates and bond yields rose. Even so, we were reluctant to sell our discount bonds at distressed prices and walk away from a strategy we believed ultimately would benefit the fund.

WAS YOUR PATIENCE REWARDED?

     Yes. As interest rates continued to climb in 2000, the duration of par bonds began to extend dramatically. Meanwhile, discount bonds' duration--which had already extended significantly several months earlier--remained relatively steady and the duration of premium bonds extended less than par bonds. As a result, both discounts and premiums outperformed par bonds and helped the fund outpace its peers.

[right margin]

YIELDS AS OF MAY 31, 2000
   30-DAY SEC YIELD               5.46%
   30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET           7.58%
      31.0% TAX BRACKET           7.91%
      36.0% TAX BRACKET           8.53%
      39.6% TAX BRACKET           9.04%

PORTFOLIO AT A GLANCE
                           5/31/00       5/31/99
NUMBER OF SECURITIES         68            76
WEIGHTED AVERAGE
MATURITY                  18.6 YRS      17.7 YRS
AVERAGE DURATION           9.0 YRS       8.6 YRS
EXPENSE RATIO               0.51%         0.51%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                          % OF FUND INVESTMENTS
                           AS OF        AS OF
                          5/31/00      11/30/99
AAA                         62%           65%
AA                          22%           28%
A                            5%            5%
BBB                         11%            2%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 40 for more information.

Investment terms are defined in the Glossary on pages 42-43.


                                                 www.americancentury.com      19


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHY DID YOU INCREASE THE FUND'S HOLDINGS IN BBB BONDS DURING THE PAST SEVERAL MONTHS?

     The spread--or yield difference--between bonds rated AAA and BBB widened significantly. In other words, BBB bonds offered a growing yield advantage over higher-rated bonds and gave us the opportunity to add more yield to the fund. In March 2000, for example, a typical 30-year BBB bond offered 50 basis points (0.50%) more yield than a AAA security with a comparable maturity. In our view, this additional yield more than adequately compensated us for the additional credit risk associated with BBB bonds.

     Although these additions brought the fund's stake in BBB bonds to about 11% of fund investments, we maintained a high-quality focus. At the end of the period, about 89% of fund investments remained invested in bonds rated A or higher. The average credit quality of the portfolio was AA.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES  AND BONDS?

     Upward pressure on interest rates may continue over the short-term. A spate of recent reports--from job growth to consumer spending to housing starts--suggests that economic activity might finally be cooling off. That said, Federal Reserve officials have registered skepticism about whether the six interest rate hikes they've implemented so far will be sufficient to restrain inflation. It could be months before the Fed is ready to declare an end to its rate increase campaign.

     Given those factors, it wouldn't surprise us to see further rate hikes this summer. Beyond that, we're cautiously optimistic because we believe that the past year's interest rate activity will eventually cool the economy and stave off inflation.

     Municipal supply and demand also offer reasons for optimism. Given municipal issuers' reduced debt issuance needs and the debt deterrent caused by higher interest rates, we expect the supply of municipals to remain relatively low. If demand remains as strong as it has been over the past couple of months, municipal bond prices should rise.

GIVEN YOUR OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

     We're likely to keep the fund's duration slightly longer than that of its peers as long as our long-term outlook for interest rates is favorable. As for credit quality, we're comfortable with the fund's current positioning, with the vast majority of our holdings invested in securities rated A or higher. As always, we'll continue to adhere to our preference for bonds that offer good value since that's the philosophy that's helped lead to our long-term success.

[left margin]

"WE'RE CAUTIOUSLY OPTIMISTIC BECAUSE WE BELIEVE THAT THE PAST YEAR'S INTEREST RATE ACTIVITY WILL EVENTUALLY COOL THE ECONOMY AND STAVE OFF INFLATION."

TOP FIVE STATES (AS OF 5/31/00)
                   % OF FUND INVESTMENTS
TEXAS                      27.1%
ILLINOIS                    8.0%
MASSACHUSETTS               7.0%
INDIANA                     6.7%
CALIFORNIA                  6.7%

TOP FIVE STATES (AS OF 11/30/99)
                   % OF FUND INVESTMENTS
TEXAS                      15.1%
MASSACHUSETTS              11.2%
ILLINOIS                   10.2%
CALIFORNIA                  7.9%
NEW YORK                    6.8%


20      1-800-345-2021


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100%
CALIFORNIA -- 6.7%
                   $1,000  California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various California State
                              University Projects), 6.20%,
                              10/1/08                                   $ 1,058
                   2,000   California State Department of
                              Water Resource Central Valley
                              Project Rev., Series 1996 Q,
                              5.375%, 12/1/27 (MBIA)                      1,838
                   1,500   Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                       1,582
                   1,850   Northern California Power Agency
                              Public Power Rev., Series
                              1992 A, (Hydroelectric Project
                              No.1), 6.25%, 7/1/12 (MBIA)                 1,925
                                                                        -------
                                                                           6,403
                                                                        -------
CONNECTICUT -- 2.0%
                   1,880   Connecticut Development Auth.
                              Rev., Series 1994 A, 6.375%,
                              10/15/24(1)                                 1,927
                                                                        -------
FLORIDA -- 5.6%
                   1,150   Broward County Resource
                              Recovery Facility Rev., (South),
                              7.95%, 12/1/08                              1,187
                   2,585   Florida Board Regent University
                              System Improvement Rev.,
                              4.50%, 7/1/23 (AMBAC)                       2,037
                   1,000   Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1989 D, 6.75%, 10/1/17                      1,114
                   1,000   St. Petersburg Health Auth. Rev.,
                              (Allegany Health), 7.00%,
                              12/1/01, Prerefunded at 102%
                              of Par (MBIA)(2)                            1,045
                                                                        -------
                                                                           5,383
                                                                        -------
GEORGIA -- 1.1%
                     745   Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA)                          809
                     255   Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA)(2)                       278
                                                                        -------
                                                                           1,087
                                                                        -------
ILLINOIS -- 8.0%
                   2,000   Illinois Dedicated Tax Rev., (Civic
                              Center), 6.25%, 12/15/20
                              (AMBAC)                                     2,078
                   1,000   Illinois Development Finance Auth.
                              Waste Disposal Rev., (Armstrong
                              World Industries), 5.95%,
                              12/1/24                                       891

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------

                  $  700   Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/02,
                              Prerefunded at 102% of Par(2)             $   734
                   1,140   Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/12(2)                1,239
                   1,000   Illinois Regional Transportation
                              Auth. Rev., Series 1990 A,
                              7.20%, 11/1/20 (AMBAC)                      1,155
                   1,500   Illinois State GO, 6.25%,
                              10/1/06                                     1,551
                                                                        -------
                                                                           7,648
                                                                        -------
INDIANA -- 6.7%
                   1,000   Avon Community School Building
                              Corp., (First Mortgage), 5.25%,
                              1/1/22 (AMBAC)                                895
                   1,000   Indiana Transportation Financing
                              Auth. Highway Rev., Series
                              1990 A, 7.25%, 6/1/15                       1,150
                   3,500   Indianapolis Airport Auth. Rev.,
                              (Special Facilities-Federal
                              Express Corp.), 7.10%,
                              1/15/17                                     3,595
                   1,000   Indianapolis Airport Auth. Rev.,
                              (Special Facilities-Federal
                              Express Corp.), 5.50%, 5/1/29                 823
                                                                        -------
                                                                           6,463
                                                                        -------
KANSAS -- 1.1%
                     325   Kansas City Utility System Rev.,
                              6.375%, 9/1/04, Prerefunded
                              at 102% of Par (FGIC)(2)                      346
                     675   Kansas City Utility System Rev.,
                              6.375%, 9/1/23 (FGIC)                         691
                                                                        -------
                                                                           1,037
                                                                        -------
KENTUCKY -- 1.1%
                   1,000   Carroll County Pollution Control
                              Rev., Series 1992 A, (Kentucky
                              Utilities Company), 7.45%,
                              9/15/16                                     1,057
                                                                        -------
MASSACHUSETTS -- 7.0%
                   1,000   Massachusetts Health and
                              Educational Facilities Auth. Rev.,
                              Series 1992 F, 6.25%, 7/1/12
                              (AMBAC)(1)                                  1,066
                   1,690   Massachusetts Housing Finance
                              Agency Rev., Series 1993 H,
                              6.75%, 11/15/12 (FNMA)                      1,743
                   2,000   Massachusetts Water Pollution
                              Abatement Rev., Series 1998 A,
                              (New Bedford), 4.75%, 2/1/26
                              (FGIC)                                      1,631
                   2,800   Massachusetts Water Resource
                              Auth. Rev., Series 1993 C,
                              4.75%, 12/1/23 (MBIA)                       2,300
                                                                        -------
                                                                           6,740
                                                                        -------


See Notes to Financial Statements                www.americancentury.com      21


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
MICHIGAN -- 2.8%
                  $2,000   Detroit City School District GO,
                              Series 1998 C, 5.25%, 5/1/25
                              (FGIC)                                    $ 1,799
                   1,000   Michigan Hospital Finance Auth.
                              Rev., Series 1998 A, (Botsford
                              Obligated Group), 5.00%,
                              2/15/18 (MBIA)                                866
                                                                        -------
                                                                           2,665
                                                                        -------
NEVADA -- 1.9%
                   2,045   Clark County Passenger Facility
                              Charge Rev., (Las Vegas
                              McCarran International), 5.00%,
                              7/1/18 (MBIA)                               1,812
                                                                        -------
NEW YORK -- 2.7%
                   2,000   New York City Transitional
                              Finance Auth. Rev., Series
                              1998 B, 4.50%, 11/15/27                     1,544
                   1,000   New York State Local
                              Government Assistance Corp.
                              Rev., Series 1991 D, 6.75%,
                              4/1/02, Prerefunded at 102%
                              of Par(2)                                   1,051
                                                                        -------
                                                                           2,595
                                                                        -------
NORTH CAROLINA -- 1.1%
                   1,000   North Carolina Municipal Power
                              Agency No.1 Rev., (Catawba
                              Electric), 6.00%, 1/1/10
                              (MBIA)                                      1,036
                                                                        -------
NORTH DAKOTA -- 1.5%
                   1,500   Grand Forks Health Care System
                              Rev., (Altru Health System
                              Obligation Group), 7.125%,
                              8/15/24                                     1,467
                                                                        -------
OHIO -- 0.8%
                     750   Ohio Higher Educational Facility
                              Rev., Series 1990 B, (Case
                              Western Reserve University),
                              6.50%, 10/1/20                                811
                                                                        -------
PENNSYLVANIA -- 2.8%
                   3,000   Pennsylvania Higher Educational
                              Facilities Auth. Rev., Series
                              1998 P, 5.00%, 6/15/19
                              (AMBAC)                                     2,642
                                                                        -------
PUERTO RICO -- 3.6%
                     500   Puerto Rico Commonwealth GO,
                              6.45%, 7/1/04, Prerefunded at
                              101.5% of Par(2)                              537
                   3,000   Puerto Rico Commonwealth
                              Highway & Transportation Auth.
                              Rev., Series 2000 B, 6.00%,
                              7/1/39(3)                                   2,953
                                                                        -------
                                                                           3,490
                                                                        -------

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
RHODE ISLAND -- 4.8%
                  $1,100   Rhode Island Clean Water Safe
                              Drinking Rev., 6.70%, 1/1/15
                              (AMBAC)                                   $ 1,174
                   2,000   Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 A, 6.25%, 8/1/16
                              (MBIA)(2)                                   2,110
                   1,300   Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 B, 6.00%, 8/1/17
                              (MBIA)(2)                                   1,310
                                                                        -------
                                                                           4,594
                                                                        -------
SOUTH CAROLINA -- 2.8%
                   1,500   Piedmont Municipal Power
                              Agency Electric Rev., 6.75%,
                              1/1/19 (FGIC)                               1,654
                     860   Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.50%, 1/1/16
                              (FGIC)                                        929
                     140   Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.50%, 1/1/16
                              (FGIC)(2)                                     152
                                                                        -------
                                                                           2,735
                                                                        -------
TENNESSEE -- 0.8%
                     940   Knox County Health, Educational
                              & Housing Facilities Board Rev.,
                              (University Health System Inc.),
                              5.625%, 4/1/24                                786
                                                                        -------
TEXAS -- 27.1%
                   1,000   Alliance Airport Auth. Special
                              Facilities Rev., (American
                              Airlines), 7.00%, 12/1/11                   1,047
                   3,000   Dallas Fort Worth International
                              Airport Rev., Series 2000 A,
                              5.75%, 11/1/30 (FGIC)                       2,810
                   1,000   Denton Utility System Rev., Series
                              1996 A, 5.95%, 12/1/14
                              (MBIA)                                      1,012
                   1,000   Frisco Independent School District
                              GO, Series 1998
                              A, 4.50%, 8/15/29 (Guaranteed:
                              PSF)                                          764
                   2,000   Houston Water & Sewer System
                              Rev., Series 1997 A, (Junior
                              Lien), 5.375%, 12/1/27
                              (FGIC)                                      1,804
                   2,000   Houston Water & Sewer System
                              Rev., Series 1997 C, (Junior
                              Lien), 5.375%, 12/1/27
                              (FGIC)                                      1,804
                   1,860   Lubbock GO, 5.25%, 2/15/19                     1,699
                   1,400   Lubbock Health Facilities
                              Development Corp. Rev., (St.
                              Joseph Health System), 5.25%,
                              7/1/13                                      1,285


22      1-800-345-2021                        See Notes to Financial Statements


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------

                  $2,000   Nueces River Auth. Water Supply
                              Rev., (Facilities-Corpus Christi
                              Lake), 5.50%, 3/1/27 (FSA)                $ 1,861
                   2,300   Richardson Hospital Auth. Rev.,
                              6.75%, 12/1/23                              2,112
                   2,000   San Antonio Electric and Gas Rev.,
                              7.10%, 2/1/09 (FGIC)(4)                     1,237
                   1,000   Tarrant County Health Facility
                              Development Corp. Health
                              System Rev., (Ft. Worth
                              Osteopathic), 6.00%, 5/15/11
                              (MBIA)                                      1,033
                   2,500   Texas Municipal Power Agency
                              Rev., Series 1991 A, 6.75%,
                              9/1/12 (AMBAC)                              2,600
                   2,000   Texas Southern University Rev.,
                              Series 1998 B, 4.50%,
                              11/1/23 (AMBAC)                             1,576
                   1,765   Travis County GO, 4.50%, 3/1/19                1,436
                   2,000   Travis County Health Facilities
                              Development Corp. Rev., Series
                              1999 A, (Ascension Health
                              Credit), 5.875%, 11/15/24
                              (AMBAC)                                     1,927
                                                                        -------
                                                                          26,007
                                                                        -------
UTAH -- 1.2%
                   1,000   Salt Lake City Hospital Rev.,
                              Series 1988 A, (Intermountain
                              Health Corp.), 8.125%,
                              5/15/15(2)                                  1,194
                                                                        -------

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
VIRGINIA -- 1.1%
                  $1,000   Hampton Industrial Development
                              Auth. Rev., Series 1994 A,
                              (Sentara General Hospital),
                              6.50%, 11/1/12                            $ 1,040
                                                                        -------
WASHINGTON -- 2.2%
                   1,000   Washington GO, Series 1990 A,
                              6.75%, 2/1/15                               1,113
                   1,000   Washington Public Power Supply
                              System Rev., Series 1996 A,
                              (Nuclear Project No. 1), 5.75%,
                              7/1/12 (MBIA)                               1,004
                                                                        -------
                                                                           2,117
                                                                        -------
WISCONSIN -- 3.5%
                   1,180   Winneconne Community School
                              District GO, 6.75%, 4/1/06,
                              Prerefunded at 100% of Par
                              (FGIC)                                      1,272
                   1,900   Wisconsin Clean Water Rev.,
                              6.875%, 6/1/11                              2,118
                                                                        -------
                                                                           3,390
                                                                        -------
TOTAL INVESTMENT SECURITIES -- 100.0%                                   $96,126
                                                                        =======
   (Cost $96,726)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

PSF = Permanent School Fund

(1) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3)  When-issued security.

(4) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from its value at maturity.


See Notes to Financial Statements                www.americancentury.com      23


High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                            LEHMAN LONG-TERM             HIGH YIELD
               HIGH-YIELD      MUNICIPAL          MUNICIPAL DEBT FUNDS(2)
               MUNICIPAL      BOND INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)     -0.26%           0.92%            -1.46%             --
1 YEAR          -2.81%          -4.45%            -4.98%         9 OUT OF 56
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND    2.30%(3)         0.51%            -0.32%        2 OUT OF 51(3)

The fund's inception date was 3/31/98.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Management fees were waived through 4/30/99. Expenses were added monthly at a rate of 0.10% of average daily closing net assets until 10/31/99. Returns and rankings would have been lower if fees had not been waived.

See pages 40-42 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 5/31/00
High-Yield Municipal $10,506
Lehman Long-Term Municipal Bond Index  $10,111

                   High-Yield          Lehman Long-Term
                    Municipal        Municipal Bond Index
DATE                  VALUE                 VALUE
3/31/1998            $10,000               $10,000
4/30/1998             $9,994                $9,946
5/31/1998            $10,181               $10,141
6/30/1998            $10,276               $10,187
7/31/1998            $10,300               $10,210
8/31/1998            $10,469               $10,393
9/30/1998            $10,607               $10,537
10/31/1998           $10,563               $10,503
11/30/1998           $10,608               $10,556
12/31/1998           $10,660               $10,567
1/31/1999            $10,760               $10,670
2/28/1999            $10,741               $10,625
3/31/1999            $10,757               $10,656
4/30/1999            $10,826               $10,666
5/31/1999            $10,810               $10,582
6/30/1999            $10,685               $10,389
7/31/1999            $10,700               $10,384
8/31/1999            $10,574               $10,170
9/30/1999            $10,542               $10,117
10/31/1999           $10,435                $9,880
11/30/1999           $10,533               $10,018
12/31/1999           $10,443                $9,862
1/31/2000            $10,349                $9,756
2/29/2000            $10,418                $9,963
3/31/2000            $10,577               $10,327
4/30/2000            $10,569               $10,205
5/31/2000            $10,506               $10,111

$10,000 investment made 3/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison. High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                   High-Yield          Lehman Long-Term
                    Municipal        Municipal Bond Index
DATE                 RETURN               RETURN
5/31/1998*            1.81%                1.41%
5/31/1999             6.18%                4.35%
5/31/2000            -2.81%               -4.45%

* From 3/31/98 (the fund's inception date) to 5/31/98.


24      1-800-345-2021


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Steven Permut]

     An interview with Steven Permut, a portfolio manager on the High-Yield Municipal fund investment team.

HOW DID HIGH-YIELD MUNICIPAL PERFORM DURING THE YEAR ENDED MAY 31, 2000?

     Although rising interest rates and heavy tax-loss selling put pressure on the performance of high-yield municipal bonds, the fund outperformed most of its peers. The fund returned -2.81%, beating the -4.98% average total return of 56 "High Yield Municipal Debt Funds" tracked by Lipper Inc.

     The portfolio's below-average expenses aided this outperformance. For the year ended May 31, 2000, the fund's expense ratio was 0.52% after a fee waiver (see the footnote below the "Portfolio at a Glance" table at right), compared with the 1.20% average for its Lipper group. All else being equal, lower expenses mean higher yields and returns.

WHAT WERE THE OTHER FACTORS THAT HELPED THE FUND OUTPACE ITS PEER GROUP AVERAGE DURING THE PAST 12 MONTHS?

     There were three other factors. First, our credit research team successfully steered us away from bonds that experienced downgrades and devaluation during the year due to deteriorating credit quality.

     Second, the fund was underweighted in health care bonds, which performed poorly during the period. They were beset by a variety of ills. The possible bankruptcy of a large, well-known HMO in Boston cast a pall over the entire national municipal health care sector. In addition, concerns about cutbacks in federal Medicare and Medicaid payments--an outgrowth of the Balanced Budget Act of 1997--spread like a virus through the health care sector, raising questions about the industry's long-term profitability.

     Among our few health care holdings, we emphasized hospitals and other care providers that face little or no competition within their immediate geographic regions. We also concentrated on those that receive limited federal payments, have a history of good financial performance, and a strong management team.

WHAT WAS THE THIRD FACTOR THAT HELPED THE FUND OUTPERFORM ITS PEERS?

     For most of the past 12 months, the fund's duration--a measure of its sensitivity to changes in interest rates--was a bit shorter than the average of its peer group. As interest rates climbed, having a shorter duration was beneficial for performance. As always, we made only modest adjustments to the fund's duration, generally keeping it within 10% of the duration of the fund's peer group.

DOES THE RELATIVELY POOR PERFORMANCE OF THE HIGH-YIELD MUNICIPAL BOND MARKET OVER THE PAST 12 MONTHS SUGGEST THAT ITS FUNDAMENTAL CREDIT QUALITY IS DETERIORATING?

     No, quite the contrary. Outside of the health care sector, the overall credit quality of the high-yield sector continued to strengthen. Thanks to the nation's strong economy, defaults by municipal bond issuers fell dramatically

[right margin]

YIELDS AS OF MAY 31, 2000
   30-DAY SEC YIELD               5.81%
   30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET           8.07%
      31.0% TAX BRACKET           8.42%
      36.0% TAX BRACKET           9.08%
      39.6% TAX BRACKET           9.62%

PORTFOLIO AT A GLANCE
                           5/31/00       5/31/99
NUMBER OF SECURITIES         25            39
WEIGHTED AVERAGE
   MATURITY               16.8 YRS      15.9 YRS
AVERAGE DURATION           7.5 YRS       6.3 YRS
EXPENSE RATIO
   (NET OF WAIVER)         0.52%*        0.01%*

* The manager waived fund expenses through 4/30/99. Expenses were added monthly at a rate of 0.10% of average daily closing net assets until 10/31/99. Expenses in absence of the waiver would have been 0.64% for both periods.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                         % OF FUND INVESTMENTS
                          AS OF        AS OF
                         5/31/00      11/30/99
AAA                        18%           28%
BBB                         4%           10%
BB                          6%            5%
UNRATED                    72%           57%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 40 for more information.

Investment terms are defined in the Glossary on pages 42-43.


                                                 www.americancentury.com      25


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

over the past 12 months. The nation enjoyed significant gains in job growth and personal wealth, which translated into a big jump in tax receipts for municipal issuers at the local, county, and state levels across the country. Despite all this good news, the unfavorable interest rate backdrop, coupled with late 1999 and early 2000 "tax-loss selling," overwhelmed the improvement in credit quality for high-yield municipal bonds.

WHERE DID YOU FIND ATTRACTIVE VALUES?

     We identified opportunities where we could swap bonds issued when interest rates and bond coupons were lower--in the high 5% range--for comparable bonds with coupons at current market rates--in the high 7% to low 8% range.

     One area that presented compelling opportunities for us to swap lower coupons for higher was land-secured bonds, which typically are used to finance real estate development. Housing supply, demand, and pricing trends are the strongest they've been in many years, which we believe will provide a favorable backdrop for land-secured bonds.

     We found other attractive values outside the land-secured sector. For instance, we purchased project finance bonds issued to expand an air cargo facility at the Hartford, Connecticut airport.

WHAT IS YOUR MARKET OUTLOOK AND HOW WILL IT AFFECT YOUR STRATEGY?

     Because of our long-term value orientation, we focus primarily on the strength of the economy, the financial health of high-yield municipal bond issuers, and the economic viability of the projects they're financing. As a result, we're bullish on the high-yield market--municipal supply and demand factors will come and go, but the underlying economic and financial fundamentals of the bonds we're buying still appear strong.

     We intend to keep High-Yield Municipal's duration neutral, avoiding a significant bet on the direction of interest rates. Instead, we'll aim to add value through our security selection process, picking the bonds we think have the best long-term credit fundamentals and offer the most appealing yields. This is the same strategy that has been successful for us since the fund's inception

     As long as economic growth remains solid, which appears likely, we'll continue to emphasize land-secured bonds. If, however, the economy appears headed toward a sustained period of weakness, we would try to reduce our holdings in these bonds. At the same time, we'd likely increase our holdings in essential service revenue bonds--such as water and sewer bonds--which are typically affected less by the ebbs and flows of the economy.

[left margin]

"WE'RE BULLISH ON THE HIGH-YIELD MARKET-- MUNICIPAL SUPPLY AND DEMAND FACTORS WILL COME AND GO, BUT THE UNDERLYING ECONOMIC AND FINANCIAL FUNDAMENTALS OF THE BONDS WE'RE BUYING STILL APPEAR STRONG."

TOP FIVE STATES (AS OF 5/31/00)
                  % OF FUND INVESTMENTS
PENNSYLVANIA              17.3%
NEW JERSEY                12.2%
FLORIDA                    8.0%
ARIZONA                    7.4%
CALIFORNIA                 7.2%

TOP FIVE STATES (AS OF 11/30/99)
                  % OF FUND INVESTMENTS
FLORIDA                   17.7%
PENNSYLVANIA              13.9%
NEW JERSEY                13.8%
ARIZONA                    8.9%
WASHINGTON                 7.9%


26      1-800-345-2021


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100%
ALASKA -- 1.2%
                 $   410   Alaska Industrial Development &
                              Export Auth. Power Rev., (Upper
                              Lynn Canal Regional Power),
                              5.80%, 1/1/18                             $   344
                                                                        -------
ARIZONA -- 7.4%
                   2,245   Gilbert Industrial Development
                              Nonprofit Auth. Rev., Series
                              1999 A, (Southwest Student
                              Services), 5.25%, 2/1/10                    2,054
                                                                        -------
CALIFORNIA -- 7.2%
                   1,000   California Educational Facilities
                              Auth. Rev., Series 2000 B,
                              (Pooled College & University),
                              6.75%, 6/1/30(1)                            1,000
                   1,000   California Statewide Communities
                              Development Auth. COP, Series
                              1999 A, (Windsor Terrace
                              Healthcare), 7.875%, 10/1/29
                              (Acquired 10/26/99, Cost
                              $1,000)(2)                                    975
                                                                        -------
                                                                           1,975
                                                                        -------
COLORADO -- 4.5%
                   1,280   Colorado Health Facilities Auth.
                              Rev., Series 1998 A,
                              (Volunteers), 5.00%, 7/1/03                 1,239
                                                                        -------
CONNECTICUT -- 3.6%
                   1,000   Connecticut Development Auth.
                              Industrial Rev., (Afco Cargo
                              BDL-LLC), 8.00%, 4/1/30                       996
                                                                        -------
FLORIDA -- 8.0%
                     465   Arbor Greene Community
                              Development District Special
                              Assessment Rev., 5.75%,
                              5/1/06                                        452
                     500   Arbor Greene Community
                              Development District Special
                              Assessment Rev., 6.50%,
                              5/1/07                                        495
                   1,295   Heritage Isles Community
                              Development District Special
                              Assessment Rev., Series
                              1998 A, 5.75%, 5/1/05                       1,260
                                                                        -------
                                                                           2,207
                                                                        -------
HAWAII -- 1.9%
                     500   Maui County, Series 2000 A,
                              6.50%, 3/1/18 (FGIC)                          523
                                                                        -------
MARYLAND -- 4.4%
                   1,250   Anne Arundel County Special
                              Obligation Rev., (Arundel Mills),
                              7.10%, 7/1/29                               1,221
                                                                        -------

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
MASSACHUSETTS -- 3.3%
                  $1,000   Massachusetts Health and
                              Educational Facilities Auth. Rev.,
                              Series 1999 A, 5.25%, 7/1/07              $   917
                                                                        -------
MISSOURI -- 5.2%
                   1,385   Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 1998 B-2, (Single
                              Family), 6.40%, 9/1/29
                              (GNMA/FNMA)                                 1,428
                                                                        -------
NEVADA -- 3.6%
                   1,000   Clark County Improvement District
                              No. 121, (Southern Highlands
                              Area), 7.50%, 12/1/19                         983
                                                                        -------
NEW JERSEY -- 12.2%
                   2,500   New Jersey Economic
                              Development Auth. Rev., Series
                              1998 A, (Kapkowski Road
                              Landfill), 6.375%, 4/1/31                   2,332
                   1,000   New Jersey Economic
                              Development Auth. Rev., Series
                              1999 A, (Transportation
                              Sublease), 6.00%, 5/1/16
                              (FSA)(3)                                    1,022
                                                                        -------
                                                                           3,354
                                                                        -------
OREGON -- 4.4%
                   1,415   Oregon Health Housing
                              Educational & Cultural Facilities
                              Auth. Rev., 4.50%, 10/1/06                  1,229
                                                                        -------
PENNSYLVANIA -- 17.3%
                   2,200   Dauphin County General Auth.
                              Rev., (Hyatt Regency Hotel &
                              Conference Center), 6.20%,
                              1/1/29                                      1,928
                   1,360   New Morgan Municipal Auth.
                              Office Rev., Series 1999 A,
                              (Commonwealth Office),
                              5.375%, 6/1/08                              1,291
                   1,695   Susquehanna Area Regional
                              Airport Auth. Rev., (Aero
                              Harrisburg LLC), 5.25%,
                              1/1/09                                      1,548
                                                                        -------
                                                                           4,767
                                                                        -------
RHODE ISLAND -- 1.9%
                     500   Cranston GO, 6.375%,
                              11/15/17 (FGIC)                               520
                                                                        -------
TEXAS -- 3.6%
                   1,045   Abia Development Corp. Airport
                              Facilities Rev., (Aero Austin LP),
                              6.75%, 1/1/11                               1,000
                                                                        -------
UTAH -- 6.4%
                   1,845   Bountiful Hospital Rev., (South
                              Davis Community Hospital),
                              5.125%, 12/15/05                            1,757
                                                                        -------


See Notes to Financial Statements                www.americancentury.com      27


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

Principal Amount                 ($ in Thousands)                       Value
--------------------------------------------------------------------------------
WASHINGTON -- 3.7%
                  $1,000   Tacoma Electric System Rev.,
                              6.25%, 1/1/15 (FGIC)                      $ 1,024
                                                                        -------
WYOMING -- 0.2%
                      45   Wyoming Community
                              Development Auth. Rev., Series
                              1990 B, (Single Family
                              Mortgage), 8.125%, 6/1/21
                              (FHA)                                          46
                                                                        -------

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $27,584
                                                                        =======
   (Cost $28,842)

NOTES TO SCHEDULE OF INVESTMENTS

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

(1)  When-issued security.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2000 was $975 (in thousands) which represented 3.5% of net assets.

(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.


28      1-800-345-2021                         See Notes to Financial Statements


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).


                                  LIMITED-TERM  INTERMEDIATE-TERM    LONG-TERM      HIGH-YIELD
MAY 31, 2000                        TAX-FREE        TAX-FREE         TAX-FREE        MUNICIPAL

ASSETS                                       (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $35,070,
  $146,873, $96,726 and
  $28,842, respectively)
  (Note 3) .......................  $34,840         $146,104          $96,126          $27,584
Cash .............................     82              --              1,167            1,113
Receivable for investments
  sold ...........................     --            2,106              209              --
Interest receivable ..............    443            2,730             1,810             523
                                  ------------    -------------    -------------    ------------
                                    35,365           150,940           99,312           29,220
                                  ------------    -------------    -------------    ------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ............     --              759               --              --
Payable for investments
  purchased ......................   2,988             505             2,911             994
Accrued management fees
  (Note 2) .......................     14              64                41              15
Dividends payable ................     20              100               66              22
Payable for trustees' fees
  and expenses ...................     --               1                --              --
                                  ------------    -------------    -------------    ------------
                                     3,022           1,429             3,018            1,031
                                  ------------    -------------    -------------    ------------
Net Assets .......................  $32,343         $149,511          $96,294          $28,189
                                  ============    =============    =============    ============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..........   3,296           15,059            9,931            3,025
                                  ============    =============    =============    ============
Net Asset Value Per Share ........   $9.81           $9.93             $9.70            $9.32
                                  ============    =============    =============    ============

NET ASSETS CONSIST OF:
Capital paid in ..................  $32,973         $152,305          $99,845          $31,059
Accumulated undistributed
  net realized loss on
  investment transactions ........   (400)          (2,025)           (2,951)          (1,612)
Net unrealized depreciation
  on investments (Note 3) ........   (230)           (769)             (600)           (1,258)
                                  ------------    -------------    -------------    ------------
                                    $32,343         $149,511          $96,294          $28,189
                                  ============    =============    =============    ============


See Notes to Financial Statements                www.americancentury.com      29


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                  LIMITED-TERM  INTERMEDIATE-TERM    LONG-TERM      HIGH-YIELD
YEAR ENDED MAY 31, 2000             TAX-FREE        TAX-FREE         TAX-FREE        MUNICIPAL

INVESTMENT INCOME                                         (In Thousands)
Income:
Interest .........................  $1,760           $8,356           $6,208           $1,964
                                  ------------    -------------    -------------    ------------

Expenses (Note 2):
Management fees ..................   190              804              540               214
Trustees' fees and expenses ......    2                10               7                 2
                                  ------------    -------------    -------------    ------------
  Total expenses .................   192              814              547               216
Amount waived ....................    --               --               --              (40)
                                  ------------    -------------    -------------    ------------
  Net expenses ...................   192              814              547               176
                                  ------------    -------------    -------------    ------------
Net investment income ............  1,568            7,542            5,661             1,788
                                  ------------    -------------    -------------    ------------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments .   (400)           (2,025)          (2,672)          (1,610)
Change in net unrealized
  appreciation on investments ....   (750)           (4,774)          (6,002)          (1,337)
                                  ------------    -------------    -------------    ------------

Net realized and unrealized
   loss on investments ...........  (1,150)          (6,799)          (8,674)          (2,947)
                                  ------------    -------------    -------------    ------------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations ................   $418             $743           $(3,013)         $(1,159)
                                  ============    =============    =============    ============


30      1-800-345-2021                         See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2000 AND MAY 31, 1999

                                     LIMITED-TERM TAX-FREE         INTERMEDIATE-TERM TAX-FREE
Increase (Decrease)
  in Net Assets ..................    2000            1999            2000            1999

OPERATIONS                                                (In Thousands)
Net investment income ............   $1,568          $1,584          $7,542          $6,575
Net realized gain (loss)
  on investments .................    (400)           188            (2,025)           765
Change in net unrealized
  appreciation (depreciation)
  on investments .................    (750)           (139)          (4,774)         (1,787)
                                  ------------    ------------    ------------    -----------
Net increase (decrease) in
   net assets resulting
  from operations ................    418            1,633            743             5,553
                                  ------------    ------------    ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......   (1,586)         (1,584)         (7,542)         (6,575)
From net realized gains on
  investment transactions ........     --             (138)            --            (1,057)
In excess of net realized
  gains on investment
  transactions ...................    (86)             --             (361)            --
                                  ------------    ------------    ------------    -----------
Decrease in net assets
  from distributions .............   (1,672)         (1,722)         (7,903)         (7,632)
                                  ------------    ------------    ------------    -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........   11,709          20,609          72,975          50,409
Proceeds from reinvestment
  of distributions ...............   1,383           1,504           6,574            6,300
Payments for shares redeemed .....  (20,612)        (19,317)        (72,556)        (42,859)
                                  ------------    ------------    ------------    -----------
Net increase (decrease) in
  net assets from capital
  share transactions .............   (7,520)         2,796           6,993           13,850
                                  ------------    ------------    ------------    -----------
Net increase (decrease) in
  net assets .....................   (8,774)         2,707            (167)          11,771

NET ASSETS
Beginning of period ..............   41,117          38,410         149,678          137,907
                                  ------------    ------------    ------------    -----------
End of period ....................  $32,343         $41,117         $149,511        $149,678
                                  ============    ============    ============    ===========
Undistributed net investment
  income .........................     --             $18              --              --
                                  ============    ============    ============    ===========
TRANSACTIONS IN SHARES
OF THE FUNDS
Sold .............................   1,177           2,019           7,218            4,768
Issued in reinvestment
  of distributions ...............    139             147             654              595
Redeemed .........................   (2,076)         (1,892)         (7,219)         (4,060)
                                  ------------    ------------    ------------    -----------
Net increase (decrease) ..........    (760)           274             653             1,303
                                  ============    ============    ============    ===========


See Notes to Financial Statements                www.americancentury.com      31


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED MAY 31, 2000 AND MAY 31, 1999

                                       LONG-TERM TAX-FREE            HIGH-YIELD MUNICIPAL
Increase (Decrease)
  in Net Assets ....................  2000            1999            2000           1999

OPERATIONS                                                (In Thousands)
Net investment income .............. $5,661         $ 5,808          $1,788         $1,955
Net realized gain (loss)
  on investments ................... (2,672)          411            (1,610)          169
Change in net unrealized
  appreciation (depreciation)
  on investments ................... (6,002)         (2,257)         (1,337)         (83)
                                  ------------    ------------    ------------    -----------
Net increase (decrease) in
  net assets resulting
  from operations .................. (3,013)         3,962           (1,159)         2,041
                                  ------------    ------------    ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ......... (5,661)         (5,832)         (1,788)        (1,955)
From net realized gains on
  investment transactions ..........   --            (1,702)            -            (136)
In excess of net realized gains
  on investment transactions .......   --             (278)           (19)            --
                                  ------------    ------------    ------------    -----------
Decrease in net assets
  from distributions ............... (5,661)         (7,812)         (1,807)        (2,091)
                                  ------------    ------------    ------------    -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .......... 43,100          75,568          12,842         42,114
Proceeds from reinvestment
  of distributions ................. 4,419           6,209           1,368           1,678
Payments for shares redeemed .......(60,135)        (76,958)        (25,123)       (20,462)
                                  ------------    ------------    ------------    -----------
Net increase (decrease) in
  net assets from capital
  share transactions ...............(12,616)         4,819          (10,913)        23,330
                                  ------------    ------------    ------------    -----------
Net increase (decrease)
  in net assets ....................(21,290)          969           (13,879)        23,280

NET ASSETS
Beginning of period ................117,584         116,615          42,068         18,788
                                  ------------    ------------    ------------    -----------
End of period ......................$ 96,294        $117,584        $28,189         $42,068
                                  ============    ============    ============    ===========

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ............................... 4,348           6,983           1,320           4,137
Issued in reinvestment
  of distributions .................  447             574             142             164
Redeemed ........................... (6,086)         (7,119)         (2,595)        (2,007)
                                  ------------    ------------    ------------    -----------
Net increase (decrease) ............ (1,291)          438            (1,133)         2,294
                                  ============    ============    ============    ===========


32      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2000

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Limited-Term Tax-Free Fund (Limited-Term), Intermediate-Term Tax-Free Fund (Intermediate-Term), Long-Term Tax-Free Fund (Long-Term) and High-Yield Municipal Fund (High-Yield) (the funds) are four of the eight funds issued by the trust. The funds, except High-Yield, are diversified under the 1940 Act. The objective of Limited-Term, Intermediate-Term and Long-Term is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. High-Yield's objective is to seek as high a level of current income exempt from federal income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At May 31, 2000, Limited-Term, Intermediate-Term, Long-Term and High-Yield, had accumulated net realized capital loss carryovers for federal income tax purposes of $86,077, $1,309,972, $1,257,475 and $784,042 (all expiring in 2008), respectively, which may be used to offset future taxable gains.

    For the seven months ended May 31, 2000, Limited-Term, Intermediate-Term, Long-Term and High-Yield incurred net capital losses of $314,371, $716,537, $1,694,290 and $828,532, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except for brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% for Limited-Term, Intermediate-Term, and Long-Term and the rates for High-Yield range from 0.2925% to 0.4100%. Rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2000, the effective annual management fee was 0.51% for Limited-Term, Intermediate-Term and Long-Term. ACIM voluntarily agreed to pay all expenses of High-Yield through April 30, 1999. In May 1999, ACIM began adding expenses at a rate of 0.10% of average daily closing net assets per month until October 31, 1999. As a result, the effective annual management fee for the year ended May 31, 2000 was 0.52%. The effective annual management fee would have been 0.64% without the waiver.

    Effective March 13, 2000, American Century Services, Inc. (ACIS), became a distributor of the trust.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment Manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.


                                                www.americancentury.com      33


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, were as follows:

                   LIMITED-TERM  INTERMEDIATE-TERM    LONG-TERM      HIGH-YIELD
                     TAX-FREE        TAX-FREE         TAX-FREE        MUNICIPAL

PURCHASES                                   (In Thousands)
Municipal Debt
  Obligations ...... $47,709         $173,502         $60,893         $19,992

PROCEEDS FROM SALES                         (In Thousands)
Municipal Debt
  Obligations ...... $56,386         $167,089         $72,542         $32,978

    On May 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                   LIMITED-TERM  INTERMEDIATE-TERM    LONG-TERM      HIGH-YIELD
                     TAX-FREE        TAX-FREE         TAX-FREE        MUNICIPAL

                                            (In Thousands)
Appreciation .......   $31             $993           $2,465            $12
Depreciation .......  (261)           (1,762)         (3,065)         (1,270)
                   ------------    -------------    ------------    ------------
Net ................ $(230)           $(769)          $(600)          $(1,258)
                   ============    =============    ============    ============

    The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for the funds.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended May 31, 2000.


34      1-800-345-2021


Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                      2000       1999      1998(1)     1997       1996       1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $10.14     $10.16     $10.11     $10.08     $10.09      $9.95
                                    --------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ............  0.42       0.40       0.24       0.41       0.43       0.44
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ..................... (0.31)      0.01       0.05       0.10      (0.01)      0.14
                                    --------   --------   --------   --------   --------   --------
  Total From Investment Operations .  0.11       0.41       0.29       0.51       0.42       0.58
                                    --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ....... (0.42)     (0.40)     (0.24)     (0.41)     (0.43)     (0.44)
  From Net Realized Gains
  on Investment Transactions .......   --       (0.03)       --       (0.07)       --         --
  In Excess of Net Realized Gains
  on Investment Transactions ....... (0.02)       --         --         --         --         --
                                    --------   --------   --------   --------   --------   --------
  Total Distributions .............. (0.44)     (0.43)     (0.24)     (0.48)     (0.43)     (0.44)
                                    --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ..... $9.81      $10.14     $10.16     $10.11     $10.08     $10.09
                                    ========   ========   ========   ========   ========   ========
  Total Return(2) ..................  1.14%      4.15%      2.87%      5.22%      4.26%      5.95%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............  0.51%      0.51%    0.52%(3)     0.59%    0.38%(4)     --(4)
Ratio of Net Investment Income
  to Average Net Assets ............  4.16%      3.93%    4.04%(3)     4.05%      4.28%      4.38%
Portfolio Turnover Rate ............  129%        41%        28%        74%        68%        78%
Net Assets, End of Period
   (in thousands) ..................$32,343     $41,117    $38,410    $36,437   $49,866     $58,837

(1) The fund's fiscal year end was changed from October 31 to May 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

(4)  ACIM had voluntarily waived its management fee through February 29, 1996.
     In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.


See Notes to Financial Statements                www.americancentury.com      35


Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                      2000       1999      1998(1)     1997       1996       1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $10.39     $10.52     $10.46     $10.35     $10.45     $10.01
                                    --------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ............  0.48       0.48       0.28       0.49       0.48       0.49
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ..................... (0.44)     (0.05)      0.08       0.21      (0.03)      0.52
                                    --------   --------   --------   --------   --------   --------
  Total From Investment Operations .  0.04       0.43       0.36       0.70       0.45       1.01
                                    --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ....... (0.48)     (0.48)     (0.28)     (0.49)     (0.48)     (0.49)
  From Net Realized Gains
  on Investment Transactions .......   --       (0.08)     (0.02)     (0.10)     (0.07)     (0.08)
  In Excess of Net Realized Gains
  on Investment Transactions ....... (0.02)       --         --         --         --         --
                                    --------   --------   --------   --------   --------   --------
  Total Distributions .............. (0.50)     (0.56)     (0.30)     (0.59)     (0.55)     (0.57)
                                    --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ..... $9.93      $10.39     $10.52     $10.46     $10.35     $10.45
                                    ========   ========   ========   ========   ========   ========
  Total Return(2) ..................  0.44%      4.07%      3.50%      6.88%      4.47%     10.41%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............  0.51%      0.51%    0.51%(3)     0.58%      0.60%      0.60%
Ratio of Net Investment Income
  to Average Net Assets ............  4.75%      4.52%    4.62%(3)     4.71%      4.66%      4.77%
Portfolio Turnover Rate ............  107%        32%        17%        35%        39%        32%
Net Assets, End of Period
  (in thousands) ...................$149,511   $149,678   $137,907   $132,416   $80,568     $80,248

(1) The fund's fiscal year end was changed from October 31 to May 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


36      1-800-345-2021                         See Notes to Financial Statements


Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                      2000       1999      1998(1)     1997       1996       1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $10.48     $10.81     $10.75     $10.58     $10.54      $9.75
                                    --------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ............  0.52       0.52       0.31       0.55       0.53       0.53
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ..................... (0.78)     (0.15)      0.13       0.33       0.04       0.83
                                    --------   --------   --------   --------   --------   --------
  Total From Investment Operations . (0.26)      0.37       0.44       0.88       0.57       1.36
                                    --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ....... (0.52)     (0.52)     (0.31)     (0.55)     (0.53)     (0.53)
  From Net Realized Gains on
  Investment Transactions ..........   --       (0.16)     (0.07)     (0.16)       --       (0.04)
  In Excess of Net Realized
  Gains on Investment
  Transactions .....................   --       (0.02)       --         --         --         --
                                    --------   --------   --------   --------   --------   --------
  Total Distributions .............. (0.52)     (0.70)     (0.38)     (0.71)     (0.53)     (0.57)
                                    --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ..... $9.70      $10.48     $10.81     $10.75     $10.58     $10.54
                                    ========   ========   ========   ========   ========   ========
  Total Return(2) .................. (2.38)%     3.44%      4.18%      8.59%      5.60%     14.45%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............  0.51%      0.51%    0.51%(3)     0.58%      0.59%      0.59%
Ratio of Net Investment Income
  to Average Net Assets ............  5.31%      4.86%    4.96%(3)     5.16%      5.06%      5.24%
Portfolio Turnover Rate ............   58%        80%        47%        65%        60%        61%
Net Assets, End of Period
   (in thousands) ..................$96,294    $117,584   $116,615   $108,868    $60,772    $57,997

(1) The fund's fiscal year end was changed from October 31 to May 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


See Notes to Financial Statements                www.americancentury.com      37


High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                           2000          1999         1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $10.12        $10.08         $9.99
                                        -----------   -----------   ----------
Income From Investment Operations
  Net Investment Income ................   0.51          0.54          0.09
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....  (0.79)         0.07          0.09
                                        -----------   -----------   ----------
  Total From Investment Operations .....  (0.28)         0.61          0.18
                                        -----------   -----------   ----------
Distributions
  From Net Investment Income ...........  (0.51)        (0.54)        (0.09)
  From Net Realized Gain on
  Investment Transactions ..............    --          (0.03)          --
  In Excess of Net Realized Gains on
  Investment Transactions ..............  (0.01)          --            --
                                        -----------   -----------   ----------
  Total Distributions ..................  (0.52)        (0.57)        (0.09)
                                        -----------   -----------   ----------
Net Asset Value, End of Period .........  $9.32         $10.12        $10.08
                                        ===========   ===========   ==========
  Total Return(2) ......................  (2.81)%        6.18%         1.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets(3) .............   0.52%         0.01%          --
Ratio of Net Investment Income
  to Average Net Assets(3) .............   5.31%         5.28%       5.38%(4)
Portfolio Turnover Rate ................    60%           92%           44%
Net Assets, End of Period
  (in thousands) ....................... $28,189        $42,068       $18,788

(1)  March 31, 1998 (inception) through May 31, 1998.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  ACIM voluntarily agreed to pay all expenses of the fund from March 31, 1998
     (inception) through April 30, 1999. In May 1999, ACIM began adding expenses at a rate of 0.10% of average daily closing net assets per month until October 31, 1999. In absence of the waiver, the annualized ratio of operating expenses to average net assets would have been 0.64% for all three periods and the annualized ratio of net investment income to average net assets would have been 5.19%, 4.66% and 4.74%, for the years ended May
     31, 2000 and May 31, 1999 and the period March 31, 1998 through May 31,
     1998, respectively.

(4)  Annualized.


38      1-800-345-2021                         See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of the American Century Municipal Trust and Shareholders of the Limited-Term Tax-Free Fund, Intermediate-Term Tax-Free Fund, Long-Term Tax-Free Fund and High-Yield Municipal Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Limited-Term Tax-Free Fund, the Intermediate-Term Tax-Free Fund, the Long-Term Tax-Free Fund and the High-Yield Municipal Fund (four of the funds constituting the American Century Municipal Trust, hereafter referred to as the "Funds") at May 31, 2000, and the results of each of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for the two years in the period then ended, and the period November 1, 1997 through May 31, 1998 for the Limited-Term Tax-Free Fund, Intermediate-Term Tax-Free Fund and Long-Term Tax-Free Fund and period March 31, 1998 through May 31, 1998 for the High-Yield Municipal Fund, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 20, 1996, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 14, 2000


                                                 www.americancentury.com      39


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 5-10 years.

     LONG-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 10 or more years.

     HIGH-YIELD MUNICIPAL seeks a high level of interest income exempt from federal income taxes by investing in high-yielding municipal securities. The fund invests primarily in lower-rated or unrated municipal bonds, which are subject to greater credit and liquidity risk. The fund has no average maturity restrictions but is expected to maintain a weighted average maturity of 10 years or more.

     Investment income may be subject to state and local taxes and, depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income taxes.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. High-Yield Municipal may invest more than 50% of its portfolio in securities that are below investment grade or not rated. Here are the most common credit ratings and their definitions:

* AAA -- extremely strong ability to meet financial obligations.

* AA -- very strong ability to meet financial obligations.

* A -- strong ability to meet financial obligations.

* BBB -- good ability to meet financial obligations.

* BB -- less vulnerable to default than other lower-quality issues, but do not quite meet investment-grade standards.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
     BRYAN KARCHER
     DAVE MACEWEN
     STEVEN PERMUT
     KEN SALINGER

MUNICIPAL CREDIT
RESEARCH TEAM
  Manager
     STEVEN PERMUT
  Municipal Credit Analysts
     DAVID MOORE
     ROBERT MILLER
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE


40      1-800-345-2021


Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT/INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 1-5 years.

     INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years.

     GENERAL MUNICIPAL DEBT FUNDS (Long-Term Tax-Free) -- funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A, and BBB).

     HIGH-YIELD MUNICIPAL DEBT FUNDS (High-Yield Municipal) -- funds that invest at least 50% of assets in lower-rated municipal debt issues.


                                                 www.americancentury.com      41


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 35-38.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


42      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      43


Notes
--------------------------------------------------------------------------------


44      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0007                                 American Century Investment Services, Inc.
SH-ANN-21198                      (c)2000 American Century Services Corporation